D'Ancona & Pflaum LLC
111 East Wacker Drive
Suite 2800
Chicago, Illinois 60601-4205

Securities and Exchange Commission
Division of Investment Management
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549


April 19, 2001


     Re:  Monetta Trust
          Post-Effective Amendment No. 15 under the Securities Act of 1933
          - File No. 33-54822 and Amendment No. 16 under the Investment Company Act of 1940 - File No. 811-7360


Dear Sir or Madam:

     On behalf of Monetta Trust (the "Company"), attached for filing pursuant to Rule 485(b) under the Securities Act of 1933 is Post-Effective Amendment No. 15 under the 1933 Act to the Company's registration statement on Form N-1A. This filing has been marked to show changes from the Company's Post-Effective Amendment No. 14.

     The undersigned, as counsel for the Company, represents that the attached Amendment does not contain any disclosure which would render it ineligible to become effective immediately pursuant to Rule 485(b). Please note that the Prospectus and Statement of Additional Information are to become effective on April 30, 2001.

     If you have any questions regarding the attached filing or require any additional information, please call the undersigned at (312) 602-2048 or, in my absence, Erik Ojala of this office at (312) 602-2282.

                                   Very truly yours,

                                   /s/ Arthur Don

                                   Arthur Don









  As filed with the Securities and Exchange Commission on April 20, 2001

         Securities Act registration no. 33-54822
              Investment Company Act file no. 811-7360

- ---------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A
                         ____________________________

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                         Post-effective amendment no. 15                  [X]
                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
                               Amendment no. 16                           [X]
                         ____________________________

                                MONETTA TRUST
                                 (Registrant)

                     1776-A South Naperville Road, Suite 100
                        Wheaton, Illinois  60187-8133
                       Telephone number:  630/462-9800

                         ____________________________

         Robert S. Bacarella              Arthur Don
            Monetta Trust                 D'Ancona & Pflaum LLC
  1776-A South Naperville Road, #100      111 E. Wacker Drive, Suite 2800
     Wheaton, Illinois  60187-8133        Chicago, Illinois  60601


                             (Agents for service)

                          ____________________________

                Amending Parts A, B, and C and filing Exhibits.

            It is proposed that this filing will become effective:

                 immediately upon filing pursuant to rule 485(b)
            ____
              X      April 30, 2001
            ___  on _______________ pursuant to rule 485(b)
            ___  60 days after filing pursuant to rule 485(a)(1)
            ____  on _______________ pursuant to rule 485(a)(1)
            ____  75 days after filing pursuant to rule 485(a)(2)
            ____  on _________________ pursuant to rule 485(a)(2)


If appropriate, check the following box:

   ____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.





[Insert Monetta's Logo]

Prospectus April 30, 2001

Monetta Fund

Monetta Trust

      Small-Cap Equity Fund
      Mid-Cap Equity Fund
      Large-Cap Equity Fund
      Balanced Fund
      Intermediate Bond Fund
      Government Money Market Fund

1-800-MONETTA
www.monetta.com



The Securities and Exchange Commission has not approved or disapproved of these securities, or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table of Contents

Summary of the Funds                            2

  Fund's Goals                                  2

  Fund's Main Investment Strategies             2

Principle Risks of Investing In The Funds       3

Performance                                     4

Fees and Expenses                               8

Investment Objectives And Strategies            9

Investment Risks & Considerations              12

Investment Restrictions                        15

Management                                     15

Other Information                              16

Shareholder Manual                             19

Financial Highlights                           33

<Page 1>


                                      FUND SUMMARY

The Monetta Small-Cap Equity Fund, ("Small-Cap Fund"), Monetta Mid-Cap Equity Fund ("Mid-Cap Fund"), Monetta Large-Cap Equity Fund ("Large-Cap Fund"), Monetta Balanced Fund ("Balanced Fund"), Monetta Intermediate Bond Fund ("Intermediate Bond Fund"), and Monetta Government Money Market Fund ("Government Money Market Fund") are series of Monetta Trust
(the "Trust"). Monetta Fund, Inc., ("Monetta Fund") and each of the Trust series are collectively referred to as the "Funds."

Growth Funds, which include Monetta Fund, Small-Cap Fund, Mid-Cap Fund and Large-Cap Fund are designed for long-term investors who seek growth of capital and who can tolerate the volatility and risks associated with common stock investments. In selecting investments, emphasis is placed on stocks with improving earnings per share growth, a history of growth and sound management, and a strong balance sheet. A "bottom up" approach is used in choosing investments. That is to say, the Portfolio Managers look for companies with earnings growth potential one at a time. Subject to market conditions, the Monetta Fund invests at least 70% of the Fund's assets in equity securities. All other growth funds invest at least 65% of its total assets in common stocks of its respective market capitalizations.

Fixed-Income Funds, which include the Intermediate Bond Fund and
Government Money Market Fund, are designed for long-term investors who primarily seek current income associated with debt securities. The Portfolio Managers consider economic factors such as the effect of interest rates on the Fund's investments and then apply a "bottom up" approach in choosing investments. The Managers look for income-producing securities that meet the investment criteria, taking into account the effect the investments would have on total return, credit risk and average maturity of the portfolio.

Balanced Fund is designed for investors who seek both growth of capital as well as current income. The investment composite, growth stocks versus fixed income securities, will fluctuate based on economic and market conditions.


Fund             Fund's goals                  Fund's main investment
                                                      strategies

Monetta Fund     Each Fund seeks long-term     Invests in common stocks
Small-Cap Fund   capital growth.               believed to have above-average
Mid-Cap Fund                                   growth potential.  The Funds
Large-Cap Fund   Monetta Fund also has         differ from each other with
                 income as a secondary         respect to the following market
                 objective                     capitalization of companies in
                                               which they invest;

                                               Monetta - $200Million - $2Billion
                                               Small-Cap - Under $2Billion
                                               Mid-Cap - $2Billion - $7Billion
                                               Large-Cap - $7Billion and over

Balanced Fund    Seeks a favorable total       Invests in fixed income and
                 rate of return through        equity securities. The market,
                 capital appreciation and      financial and economic
                 current income consistent     conditions are factors in
                 with preservation of          determining the asset
                 capital.                      allocation mix.


Intermediate    Seeks high current income      Invests primarily in marketable
Bond Fund       consistent with                debt securities.  At least 70%
                preservation of capital.       of total assets must be
                                               invested in securities rated in
                                               the three highest investment
                                               grade categories by Moody's or
                                               S&P with an average maturity
                                               between 3 and 10 years.

Government       Seeks maximum current income  Invests in securities issued or
Money Market     with safety of capital and    guaranteed by the
Fund             maintenance of liquidity.     U.S. Government or its agencies
                                               maturing in less than thirteen
                                               months.

<Page 2>


                                     FUND RISK

Fund              Principal Risks Of Investing In The Funds

                  No investment is suitable for everyone. The risks inherent in each Fund depends primarily upon the types of securities in the Fund's portfolio, as well as on market conditions. There is no guarantee that a Fund will achieve its objective.

Monetta Fund      The principle risk of investing in the growth funds
Small-Cap Fund    is that returns may vary and you could lose money.
Mid-Cap Fund      The value of a growth fund's portfolio could
Large-Cap Fund    decrease if the stock market goes down or if the
                  value of an individual stock in the portfolio decreases. These growth funds may invest in more volatile sectors, which could result in a disproportionate return or loss respective to their benechmarks.
                  If the value of the fund's portfolio
                  decreases, the funds net asset value (NAV) would also decrease, which means, if you sold your shares, you would receive less money. Common stocks tend to be more volatile than other investment choices.


Balanced Fund     The equity and the fixed income portion of the
                  portfolio may vary and you
                  could lose money. In addition, the allocation mix of the Fund (equities versus fixed income), as well as the allocation between the various market capitalizations, could negatively impact the Fund's performance.

Intermediate      This Fixed-Income Fund tends to be less volatile
Bond Fund         than the growth funds that invest primarily in
                  common stocks. The Fund's returns and yields will vary, and you could lose money. Since the Fund invests in a variety of fixed-income securities, a fundamental risk is that the value of these securities will fall, if interest rates rise, which will cause the Fund's net asset value (NAV) to also decline. In addition, there is credit risk associated with the securities that the Fund invests in, if an issuer is unable to make principal and interest payments when due.



Government        Although the Fund invests in securities issued by
Money Market      the U.S. Government, its agencies or
Fund              instrumentalities, not all such securities are
                  backed by the full faith and credit guarantee of the U.S. Government. Your investment in the Fund is not insured or guaranteed by the Federal Deposit
                  Insurance Corporation or any other Government
                  Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.



<Page 3>


PERFORMANCE

The following information illustrates how each of the Fund's performance has varied over time and the risk associated with investing in the Fund. The bar charts depict the change in performance from year-to-year during the period indicated. The tables compare each Fund's average annual returns for the periods indicated to a broad-based securities market index.

The Funds' past performance does not necessarily indicate how they will perform in the future.

MONETTA FUND

[GRAPH DEPICTING 10 YEAR ANNUAL TOTAL RETURNS FOR MONETTA FUND.]
[CAPTION]

Annual returns for periods ended 12/31
1991  55.9%
1992  5.49%
1993  0.49%
1994  -6.21%
1995  28.02%
1996  1.6%
1997  26.18%
1998  -9.03%
1999  51.80%
2000  -15.97%

Best Quarter:  4th 1999, 47.7%;  Worst Quarter:  3rd 1998, (23.5)%

                    Average Annual Total Returns

                      1 Year   5 Years 10 Years
Monetta Fund          (15.97)% 8.27%   11.43%
Russell 2000 Index*   (3.02)%  10.31%  15.53%
Russell 2000 Growth*  (22.43)% 7.14%   12.80%

*The Russell 2000 Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3,000 Index with an average market capitalization of approximately $421 million.

SMALL-CAP FUND

[GRAPH DEPICTING 3 YEAR ANNUAL TOTAL RETURNS FOR MONETTA SMALL-CAP FUND.]

Annual returns for periods ended 12/31
1998  -2.81%
1999  62.91%
2000  -18.74%

Best Quarter:  4th 1999,44.9%; Worst Quarter:  4th 2000, (22.3)%

                Average Annual Total Returns

                                             Since Inception
                           1 Year    3 Year  2/1/97
Monetta Small-Cap
 Fund                      (18.74)%  8.76%   17.72%
Russell 2000 Index*        (3.02)%   4.65%   8.47%
Russell Growth*            (22.43)%  3.96%   5.60%

*The Russell 2000 Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3,000 Index with an average market capitalization of approximately $421 million.



<Page 4>


MID-CAP FUND

[GRAPH DEPICTING 7 YEAR ANNUAL TOTAL RETURNS FOR MONETTA MID-CAP FUND.]

Annual returns for periods ended 12/31
1994  2.17%
1995  24.54%
1996  24.20%
1997  29.14%
1998  -0.85%
1999  53.39%
2000  -12.69%

Best Quarter:  4th 1999, 44.6%;  Worst Quarter:  4th 2000, (27.5)%

             Average Annual Total Returns

                                      Since Inception
                  1 Year    5 Years   3/1/93
Monetta Mid-Cap
  Fund            (12.69)%  16.32%    18.04%
S&P Mid-Cap 400
 Index*           16.21%    18.86%    16.17%

*The S&P Mid-Cap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

LARGE-CAP FUND

[GRAPH DEPICTING 5 YEAR ANNUAL TOTAL RETURNS FOR MONETTA LARGE-CAP FUND.]

Annual returns for periods ended 12/31
1996  28.20%
1997  26.64%
1998  8.99%
1999  53.98%
2000  -14.96%

Best Quarter:  4th 1998, 32.1%;  Worst Quarter:  3rd 1998, (21.3)%

                   Average Annual Total Returns

                                                  Since Inception
                               1 Year   5 Year    9/1/95
Monetta Large-Cap Fund         (14.96)% 18.30%    18.27%
S&P 500 Index*                 (9.10)%  18.33%    19.30%

*The S&P 500 Index is the Standard & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.



<Page 5>


BALANCE FUND

[GRAPH DEPICTING 5 YEAR ANNUAL TOTAL RETURNS FOR MONETTA BALANCED FUND]

Annual returns for periods ended 12/31
1996  25.94%
1997  21.21%
1998  8.59%
1999  29.60%
2000  -5.15%

Best Quarter:  4th 1999, 17.9%;  Worst Quarter:  4th 2000, (12.9)%

                Average Annual Total Returns

                                             Since Inception
                           1 Year   5 Year   9/1/95
Monetta Balanced
  Fund                     (5.15)%  15.30%   15.55%
S&P 500 Index*             (9.10)%  18.33%   19.30%
Lehman Bros. Gov't/Credit
  Bond Index**             11.85%   6.24%    6.95%

*The S&P 500 Index is the Standards & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

**The Lehman Bros. Gov't/Credit Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

INTERMEDIATE BOND FUND

[GRAPH DEPICTING 7 YEAR ANNUAL TOTAL RETURNS FOR MONETTA INTERMEDIATE FUND]

Annual returns for periods ended 12/31
1994  -1.04%
1995  14.84%
1996   6.46%
1997   8.91%
1998   8.38%
1999   1.60%
2000   8.13%

Best Quarter:  2nd 1995, 5.29%;  Worst Quarter:  3rd 1994, (2.14)%

                     Average Annual Total Returns

                                       Since Inception
                       1 Year  5 Years 3/1/93
Monetta Intermediate
  Bond Fund             8.13%  6.66%   6.98%
Lehman Gov't/Credit
  Interm. Bond Index*   10.12% 6.11%   6.17%

*The Lehman Gov't/Credit Intermediate Bond Index is an unmanaged index of all bonds covered by the Lehman Brothers Government Bond Index with maturities between one and 9.9 years.



<Page 6>


GOVERNMENT MONEY MARKET FUND

[GRAPH DEPICTING 7 YEAR ANNUAL RETURNS FOR MONETTA GOVERNMENT MONEY
MARKET FUND]


Annual returns for periods ended 12/31
1994         4.04%
1995         5.87%
1996         5.06%
1997         5.15%
1998         5.24%
1999         4.85%
2000         6.03%

Best Quarter: 4th 2000, 1.60%     Worst Quarter: 1st 1993, 0.13%

                     Average Annual Total Return
                                      Since Inception
                      1 Year  5 Years  3/1/93
Monetta Government     6.03%   5.27%   4.92%
   Money Market Fund





<Page 7>


FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


Shareholder Fees (fees paid directly from your investment) are NONE.*

Annual Fund Operating Expenses
 (expenses that are deducted from Fund assets)

                                    Distribution             Total Annual
                        Management  and Services   Other    Fund Operating
                           Fees      (12b-1)Fees  Expenses     Expenses
Monetta Fund              1.00%        N/A          0.32%        1.32%
Small-Cap Fund            0.75%        0.25%        0.95%        1.95%
Mid-Cap Fund              0.75%        0.25%        0.21%        1.21%
Large-Cap Fund            0.75%        0.25%        0.61%        1.61%
Balanced Fund             0.40%        0.25%        0.31%        0.96%
Intermediate Bond Fund    0.35%(a)     0.25%        0.09%        0.69%(a)
Gov't. Money Market Fund  0.25%(a)     0.10%(a)     0.40%(a)     0.75%(a)

(a)In 2000, the Adviser voluntarily waived part of the management fee for the Intermediate Bond Fund and all of the management fee for the Government Money Market Fund. As a result actual total annual fund operating expenses were 0.57% and 0.40% respectively. For the Government Money Market Fund, the Board of Trustees elected to waive the Distribution and Service (12b-1) Fees.

As of the date of the Prospectus, the waiver of management fees for the Intermediate Bond Fund and Government Money Market Fund continues in effect, subject to review and possible termination by the Adviser at the beginning of each quarter. Effective July 1, 2001, the Adviser has elected not to waive any portion of the management fee for the Intermediate Bond Fund.

*If you request payment of redemption proceeds by wire, you must pay the cost of the wire (currently $15.00). For telephone exchanges, a $5.00 fee will be charged to your account by the transfer agent.

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you reinvest your dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                      One  Three  Five   Ten
                                     Year  Years  Years  Years
Monetta Fund, Inc.                   $139  $431   $745   $1,635
Monetta Small Cap Equity Fund         205   633    1,086  2,342
Monetta Mid-Cap Equity Fund           127   396    684    1,506
Monetta Large-Cap Equity Fund         169   524    903    1,966
Monetta Balanced Fund                 101   315    546    1,210
Monetta Intermediate Bond Fund         72   227    395      881
Monetta Government Money Market Fund   78   243    423      943



<Page 8>



INVESTMENT OBJECTIVES AND STRATEGIES

The Funds' investment objectives differ principally in the types of securities selected for investment and the importance each Fund places on growth potential, current income, and preservation of capital as considerations in selecting investments.

* Monetta Fund, Small-Cap Fund, Mid-Cap Fund, and Large-Cap Fund

The Monetta Fund, Small-Cap Fund, Mid-Cap Fund, and Large-Cap Fund each seeks long-term capital growth by investing in common stocks believed to have above-average growth potential. The Funds differ from each other with respect to the market capitalizations of the companies in which they invest. As a secondary objective, Monetta Fund places emphasis on current income, the other Funds do not.

Each Fund's investment approach emphasizes a competitive return in rising markets and preservation of capital in declining markets in an attempt to generate long-term capital growth over a complete business cycle (approximately 3 to 5 years) when compared to the broader stock market indices. The Adviser's emphasis is on common stocks with improving earnings per share growth, a history of growth and sound management, and a strong balance sheet. Of the 70% of the Monetta Fund's assets that must be invested in equity securities, the Adviser may invest up to 20% of these assets not meeting the above criteria. For all other growth funds, of the 65% of each Fund's total assets that must be invested in common stocks of each Fund's respective market capitalization, the Advisor may invest up to 25% of these assets in securities not meeting the above criteria. No Fund intends to invest more than 5% of its assets in derivative securities (options and futures).


The securities in which each Fund invests will be listed on a national securities exchange or traded on an over-the-counter market.

In its investments in equity securities, the Monetta Fund, Small-Cap Fund, Mid-Cap Fund, Large-Cap Fund, and Balanced Fund (in its investments in equity securities, as discussed below) each pursue a selling discipline to preserve capital gains and limit losses. Although a 12-month price objective is established for a security, the security will not be sold purely on price appreciation or decline. A security will normally be sold if it becomes less attractive compared to a new stock idea, or company fundamentals deteriorate with little perceived prospect for improvement within a reasonable time frame. The actual timing of the sale of a security may be affected by liquidity constraints or other factors affecting the market for that security. This selling discipline may result in higher than average portfolio turnover which may be exacerbated by extraordinary market conditions.

The Monetta Fund's primary investment objective is to provide its Shareholders with capital appreciation by investing at least 70% of the Fund's assets in equity securities (common stocks) believed to have growth potential. A secondary objective of the Fund is to provide its Shareholders with income, in part by investing the balance of the Fund's assets in dividend paying equity securities or in long-term (greater than one year) debt securities. The Fund's investments in long-term debt securities will consist of U. S. Treasury Notes and Treasury Bonds of various maturities and investment grade securities rated at least A or better by either Moody's Investor Services, Inc. ("Moody's") or Standard and Poor's Corporation ("S&P"). A complete description of the ratings is contained in an appendix to the Statement of Additional Information.

The Monetta Fund generally invests in smaller companies with aggregate market capitalizations ranging from $200 million to $2 billion.

The Small-Cap Fund typically invests in smaller companies with market capitalization of less than $2 billion.


<Page 9>

Under normal market conditions, the
Fund invests at least 65% of its total assets in common stocks of small-cap companies.




The Mid-Cap Fund typically invests in medium-sized companies with market capitalizations of $2 billion to $7 billion. Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of mid-cap companies.

The Large-Cap Fund typically invests in large companies with market capitalizations in excess of $7 billion. Under normal market conditions, the Fund invests 65% of its total assets in common stocks of large-cap companies.

* Balanced Fund

The Balanced Fund seeks a favorable total rate of return through capital appreciation and current income consistent with preservation of capital derived from investing in a portfolio of equity and fixed income securities such as Corporate Bonds and U.S. Government Obligations.


The investment approach for the Balanced Fund combines the equity growth strategy (various market capitalizations) used for the Monetta Fund, Small-Cap Fund, Mid-Cap Fund, and Large-Cap Fund and the income strategy employed by the Intermediate Bond Fund, as discussed below.

The Balanced Fund may emphasize fixed income securities or equity securities or hold equal amounts of both, depending upon the Adviser's analysis of market, financial, and economic conditions. Under normal circumstances, the Fund invests at least 80% of its total assets in fixed income and equity securities. At least 25% of the Fund's assets invested in fixed income securities will consist of corporate bonds and debentures rated A or better, with an average maturity of 3 to 10 years and securities issued or guaranteed as to principal and interest by the U. S. Government and its agencies and instrumentalities. The Fund does not presently intend to invest more than 10% of its assets in securities rated below investment grade (commonly called "junk bonds") or, if unrated, determined by the Adviser to be of comparable credit quality.

* Intermediate Bond Fund

The Intermediate Bond Fund seeks a high level of current income, consistent with the preservation of capital, by investing primarily in marketable debt securities.

Under normal market conditions, the Intermediate Bond Fund invests at least 70% of the value of its total assets (taken at market value at the time of investment) in the following:

(1) Marketable straight-debt securities of domestic issuers and of foreign issuers payable in U. S. dollars, rated at the time of purchase within the three highest grades assigned by Moody's or by S&P;

(2) Securities issued or guaranteed by the full faith and credit of the U. S. Government or by its agencies or instrumentalities;

(3) Commercial paper rated Prime-1 by Moody's or A-1 by S&P at time of purchase or, if unrated, issued or guaranteed by a corporation with any outstanding debt rated A or better by Moody's or by S&P;

(4) Variable rate demand notes, if unrated, determined by the Adviser to be of credit quality comparable to the commercial paper in which the Fund may invest; or



<Page 10>



(5) Bank obligations, including repurchase agreements,* of banks having total assets in excess of $500 million.

Under normal market conditions, the Fund invests at least 65% of its total assets in bonds and debentures and at least 75% of its assets in securities with an average life of less than 15 years, and expects that the dollar-weighted average life of its portfolio will be between 3 and 10 years.



The Fund also may invest in other debt securities (including those convertible into or carrying warrants to purchase common stocks or other equity interests and privately placed debt securities), preferred stocks, and marketable common stocks that the Adviser considers likely to yield relatively high income in relation to cost. Equity securities acquired by conversion or exercise of a warrant will be sold by the fund as soon as possible. The Bond Fund will not invest more than 20% of its assets in debt securities rated below investment grade or, if unrated, determined by the Adviser to be of comparable credit quality.

Government Money Market Fund

The Government Money Market Fund seeks maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests in U. S. Government Securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U. S. Government Securities.

U. S. Government Securities in which the Fund is permitted to invest include:

(1) Securities issued by the U. S. Treasury such as bills, notes, bonds and other debt securities;

(2) Securities issued or guaranteed as to principal and interest by agencies or instrumentalities of the U. S. Government that are backed by the full faith and credit guarantee of the U. S. Government;

(3) Securities issued or guaranteed as to principal and interest by agencies or instrumentalities of the U. S. Government that are not backed by the full faith and credit guarantee of the U. S. Government; and

(4) Repurchase agreements for securities listed in (1), (2), and (3) above, regardless of the maturities of such underlying securities.

The Fund is a money market fund and follows procedures, described in the Statement of Additional Information, designed to stabilize its net asset value per share at $1.00. In order to help maintain the stable $1.00 net asset value, the average days to maturity of the securities can not be greater than 90 days.

*A repurchase agreement is a sale of securities to a Fund in which the seller
 (a bank or broker-dealer believed by the Adviser to be financially sound) agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time.



<Page 11>



INVESTMENT RISKS & CONSIDERATIONS

Investment Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The risks inherent in each Fund depends primarily upon the types of securities in the Fund's portfolio, as well as on market conditions. There is no guarantee that a Fund will achieve its objective or that the Managers investment strategies will be successful. There is a risk that you could lose all or a portion of your investment in a Fund as a result of a steep, sudden and/or prolonged market decline.

The Monetta Fund, Small-Cap Fund, Mid-Cap Fund, and Large-Cap Fund are designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking capital growth through investment in common stocks.

The Balanced Fund is appropriate for long-term investors who can accept asset value fluctuations from interest rate changes and credit risks associated with fixed income investments and other risks associated with investments in common stocks.

The Intermediate Bond Fund is appropriate for investors who seek high income with less net asset value fluctuation (from interest rate changes) than that of a longer-term fund. However, the Fund has more net asset value fluctuation than with a shorter-term fund. The Fund is appropriate for investors who can accept the credit and others risks associated with securities (up to 20%) that are rated below investment grade. A longer-term bond fund will usually provide a higher yield than an intermediate term fund like the Intermediate Bond Fund; conversely, an intermediate-term fund usually has less net asset value fluctuation, although there can be no guarantee that this will be the case.

The Government Money Market Fund is designed for investors who seek income with minimum risk (including the risk of principal loss) other than the risk of changes in yield caused by fluctuation in prevailing levels of interest rates. Because the Government Money Market Fund's investment policy permits it to invest in U. S. Government Securities that are not backed by the full faith and credit of the U. S. Government, investment in that Fund may involve risks that are different in some respects from an investment in a fund that invests only in securities that are backed by the full faith and credit of the
U. S. Government. Such risks may include a greater risk of loss of principal and interest on the securities in the Fund's portfolio that are supported only by the issuing or guaranteeing U. S. Government agency or instrumentality since the Fund must look principally or solely to that entity for ultimate repayment. There can be no guarantee that the Government Money Market Fund will be able at all times to maintain its net asset value per share at $1.00.

Investment Considerations

Equity Securities. Common stocks represent an equity interest in a corporation. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term and there is no guarantee of continued long-term growth. The securities of smaller companies, as a class, have had periods of favorable results and other periods of less favorable results compared to the securities of larger companies as a class. Stocks of small- to mid-size companies tend to be more volatile and less liquid than stocks of large companies. Smaller companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares. Equity securities of growth companies may be more volatile and could result in a disproportionate return or loss respective to their benchmark.




<Page 12>



Debt Securities. Bonds and other debt instruments are methods for an issuer to borrow money from investors. Debt securities have varying levels of sensitivity to interest rate changes and varying degrees of quality. A decline in prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities. As a result, interest rate fluctuations will affect a Fund's net asset value, but not the income received by a Fund from its portfolio securities. (Because yields on debt securities available for purchase by a Fund vary over time, no specific yield on shares of a Fund can be assured.) In addition, if the bonds in a Fund's portfolio contain call, prepayment, or redemption provisions, during a period of declining interest rates, these securities are likely to be redeemed, and the Fund will probably be unable to replace them with securities having a comparable yield. There can be no assurance that payments of interest and principal on portfolio securities will be made when due. Bonds and bond funds are also exposed to credit risks, which is the possibility that the issuer will default on its obligation to pay interest and/or principal.

"Investment grade" debt securities are those rated within the four highest ratings categories of Moody's or S&P or, if unrated, determined by the Adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuers to make principal and interest payments than is the case with higher grade bonds. Lower-rated debt securities (commonly called "junk bonds"), on balance, are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy; they are likely to be less marketable and more adversely affected by economic downturns than higher-quality debt securities. Convertible debt securities are frequently unrated or, if rated, are below investment grade. For more information, see discussion of debt securities in the Fund's Statement of Additional Information.

Short-Term Investment.  The Funds (other than the Government Money Market
Fund) may make short-term investments without limitation in periods when the Adviser determines that a temporary defensive position is warranted. Such investments may be in U. S. Government Securities of the type in which the Government Money Market Fund may invest; certificates of deposit, bankers' acceptances, and other obligations of domestic banks having total assets of at least $500 million and which are regulated by the U. S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; and demand notes comparable in quality, in the Adviser's judgment, to commercial paper rated in the highest category.

Loans of Portfolio Securities. Subject to certain restrictions, the Balanced Fund and Intermediate Bond Fund may lend their portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.



<Page 13>



When-Issued and Delayed-Delivery Securities. The Balanced Fund, Intermediate Bond Fund, and Government Money Market Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. The Government Money Market Fund may purchase securities on a standby commitment basis, which is a delayed-delivery agreement in which the Fund binds itself to accept delivery of a security at the option of the other party to the agreement. When a Fund commits to purchase securities on a when-issued or delayed-delivery basis, the Fund segregates assets to secure its ability to perform and to avoid the creation of leverage.

Repurchase Agreements. The Balanced Fund, Intermediate Bond Fund, and Government Money Market Fund may enter into repurchase agreements. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Options and Futures. Consistent with their objectives, the Balanced Fund and Intermediate Bond Fund may each purchase and write both call options and put options on securities and on indexes and enter into interest rate and index futures contracts and options on such futures contracts (such put and call options, futures contracts, and options on futures contracts are referred to as "derivative products") in order to provide additional revenue or to hedge against changes in security prices or interest rates. The Fund may write a call or put option only if the option is covered. The Fund will limit its use of futures contracts and options on futures contracts to hedging transactions to the extent required to do so by regulatory agencies. There are several risks associated with the use of derivative products. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option. Because of low margin deposits required, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit. Since there can be no assurance that a liquid market will exist when the Fund seeks to close out a derivative product position, these risks may become magnified. Because of these and other risks, successful use of derivative products depends on the Adviser's ability to correctly predict changes in the level and the direction of stock prices, interest rates, and other market factors; but even a well-conceived transaction may be unsuccessful because of an imperfect correlation between the securities and derivative product markets. When either the Balanced Fund or Intermediate Bond Fund enters into a futures contract, it segregates assets to secure its ability to perform and to avoid the creation of leverage. For additional information, please refer to the Fund's Statement of Additional Information.

Portfolio Turnover.The Monetta Fund and Small-Cap Fund normally execute an above average amount of equity trading. Their annual portfolio turnover rates typically exceed 100%, and in some years have exceeded 200%*. The Mid-Cap Fund, Large-Cap Fund, and Balanced Fund also have above average trading activity which results in the turnover rate to normally range between 100% to 200%. The Intermediate Bond Fund has executed trades resulting in a turnover rate range of 30% to 120%. As the Bond Fund's assets grow, the turnover rate may also increase as the Fund seeks to take advantage of short-term investment opportunities previously not available.
This increases brokerage commission expenses for the fund. To the extent that the trading results in a net realized gains, the shareholder will be taxed on the distributions.

*A portfolio turnover rate of 200% is equivalent to the Fund buying and selling all of the securities in its portfolio twice in the course of a year.



<PAGE 14>



INVESTMENT RESTRICTIONS

The Funds' investment restrictions, are detailed in the Statement of Additional Information. Investment objectives cannot be changed without shareholder approval.

MANAGEMENT

Management Of The Funds

The Board of Directors of the Fund, the Trustees of the Trust, Investment Adviser and the Funds management and administrative teams are instrumental in the management of the Funds.

Board of Directors

The Board of Directors of Monetta Fund and the Board of Trustees of the Trust oversees the management of the Funds and meets at least quarterly to review reports about fund operations. Although the Directors and Trustee do not manage the Funds, it has hired the Investment Adviser to do so.

At the recommendation of the Adviser, the Board approves the transfer agent, custodial bank and distributor on an annual basis.

At least 40% of the Directors and Trustees are independent of the Funds' Investment Adviser.

Investment Adviser

The investment adviser is Monetta Financial Services, Incorporated. Subject to the overall authority of the respective Boards, the Adviser manages the business and investments of the Funds under investment advisory agreements. The Adviser is controlled by Robert S. Bacarella, the President and Founder of the Funds. The Adviser's address is 1776-A S. Naperville Road, Suite 100, Wheaton, IL 60187.


The Adviser receives a monthly fee from each Fund based on that Fund's average net assets, computed and accrued daily. The annual management fee rate paid to the Adviser by each Fund is: Monetta Fund 1.00%; Small-Cap Fund, Mid-Cap Fund and Large-Cap Fund 0.75%; Balanced Fund 0.40%; Intermediate Bond Fund 0.35% and Government Money Market Fund 0.25%. Out of that fee, the Adviser pays for all the expenses to manage and operate the Fund except for transfer agent, custodial, brokerage expenses and fees and expenses of the independent Directors and Trustees. Legal counsel fees for the independent Directors are reviewed by the Board to determine if the expense is to be borne by the Funds or the Adviser. All such legal expenses incurred through December 31, 2000 were paid by the Adviser.

Investment Team

The Adviser manages each of the Funds through the use of co-managers. Mr. Robert S. Bacarella, Mr. Timothy Detloff and Mr. Gary Schaefer are the portfolio managers. Mr. Bacarella and Mr. Detloff co-manage the Monetta Fund, Small-Cap Fund, Mid-Cap Fund and Large-Cap Fund. Mr Bacarella,
Mr. Detloff and Mr. Schaefer co-manage the Balanced Fund. Mr. Bacarella and Mr. Schaefer co-manage the intermediate Bond Fund and the Government Money Market Fund.



<Page 15>



Mr. Bacarella has been Chairman and CEO of the Adviser since October, 1996; Director since 1984; and President of the Adviser from 1984 to 1996 and April 1997 to present. He has served as the portfolio manager of the Monetta Fund and Small-Cap Fund since they began operations; manager of the Mid-Cap Fund, Large-Cap Fund, Balanced Fund, Intermediate Bond Fund and the Government Money Market Fund since November 8, 1996. Mr. Bacarella was Director - Pension Fund Investments for Borg-Warner Corporation until 1989. He received his Bachelors Degree in Finance and Accounting from St. Joseph's College and his MBA from Roosevelt University.

Mr. Detloff joined the Adviser in January 1996 as an Analyst. He has been manager of the Monetta Fund, Small-Cap Fund, Mid-Cap Fund, Large-Cap Fund and Balanced Fund since June 1998. Prior to joining the Adviser, Mr. Detloff was an analyst for Amoco Corp. since 1987. He received his Bachelor's Degree in Accounting from Northern Illinois University and his MBA from the University of Illinois.

Mr. Schaefer joined the Adviser in June 1997. He has been responsible for the management of the Intermediate Bond Fund, the Government Money Market
Fund and the fixed income portion of the Balanced Fund since June 1997.
Since October 2000, he has also been an employee and principal of Ambassador Capital Management, and unaffiliated investment adviser that specializes in the management of fixed income and cash portfolios for public and private sector retirement plans, municipalities, corporations, endowments and foundations. Prior to joining the Adviser, Mr. Schaefer was Managing Director with Lehman Brothers since 1984. He has been involved in various aspects of the fixed income discipline since 1971. He has his Bachelor's Degree in Finance and his MBA from the University of Detroit.

OTHER INFORMATION

Although Monetta Fund, Inc. and Monetta Trust are separate legal entities, the Prospectus is issued on a combined base for convenience and to avoid redundancy.

Monetta Fund, the Trust and the Funds use "Monetta" in their names by license from the Adviser and would be required to stop using those names if Monetta Financial Services, Inc., ceases to be the Adviser. The Adviser has the right to use the name for other enterprises, including other investment companies.

Promotional Activities

From time to time, the Adviser to each of the Funds may undertake various promotional activities with the view to increasing the assets or the number of shareholder accounts of one or more of the Funds. Those activities may include the purchase by the Adviser on behalf of a new or current shareholder
of a Fund of additional shares of such Fund (matching contributions).   These
purchases would be paid for by the Adviser out of its own resources.

The Adviser seeks the best combination of net price and execution in selecting broker-dealers to execute portfolio transactions for the Funds.
Subject to the overriding consideration and consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., the Adviser may consider sales of Fund shares, or recommendations that clients purchase Fund Shares, as a factor in the selection of broker-dealers to execute transactions for the Funds.



<Page 16>



Legal Proceedings

On February 26, 1998, the Securities and Exchange Commission issued an order instituting public administrative cease-and-desist proceedings entitled "In the Matter of Monetta Financial Services, Inc., et al." (File No. 3-9546) against Monetta Financial Services, Inc., Robert S. Bacarella, Richard D.
Russo, William M. Valiant, and Paul W. Henry. The action alleges that the defendants violated Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and Section 206 of the Investment Advisors Act of 1940, because they failed to disclose that securities issued by third parties in initial public offerings in 1993 were allocated partly to Messrs. Russo, Valiant, and Henry, who were either Trustees or Directors of publicly-traded mutual funds advised by the Adviser, and partly to the mutual fund and other clients of the Adviser. All the defendants contested the action and on March 27, 2000, the Securities and Exchange Commission issued an initial decision in these proceedings, finding that the defendants had violated the foregoing provisions, and that Mr. Henry had violated Section 17(j) of the Investment Company Act of 1940 and Rule 17j-1 thereunder by not timely reporting his initial public offering transactions, and ordering remedial sanctions, including cease and disist orders, censures, temporary suspensions and payment of civil money penalties. Monetta Financial Services, Inc., Mr. Bacarella and Mr. Russo are appealing this decision and all of the orders related to those defendants appealing are stayed pending outcome of the appeal.
Mr. Henry was ordered suspended from association with any registered investment company for 30 days, to cease and desist from committing or causing violations of various provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, to disgorge $10,187.50 and pay prejudgment interest on this amount, and to pay a civil penalty of $10,000.
The orders with respect to Mr. Henry became final on April 18, 2000. A copy of the initial decision is available on the Securities and Exchange Commission's website at http://www.sec.gov/enforce/alj/id162bpm.htm.

Initial Public Offering (IPO's) Disclosure

The Funds may participate in the IPO market and a portion of the Funds' returns may be attributable to its investments in IPO's. Investments in IPO's could have a magnified impact on a fund with a small asset base. There is no guarantee that as a funds' assets grow, it will continue to experience similar performance by investing in IPO's. IPO allocation among the Funds is based primarily on the portfolio managers discretion to participate in such IPO's and other investment considerations.

Soft Dollar Disclosure

Under Section 28(e) of the Securities Exchange Act of 1934, an Adviser can redeem and make use of soft dollar trading credits to pay for research services, assuming "best execution" from the broker/dealer. The adviser uses soft dollar credits by trading primarily through electronic trading systems such as Instinet or Bridge (IOE) and credits are used to pay primarily for such research services as Bloomberg, First Call, O'Neil data base and daily pricing services. The Funds may also use soft dollars to pay for fund operating expenses as provided for by Rule 6-07 under Regulation S-X. The adviser may use soft dollars from a fund's securities transactions to acquire research services or products that are not directly useful to that fund and that may be useful to the adviser in advising other funds within the same complex. To secure best execution, the adviser uses a combination of limit and/or market orders. For additional information on Directed Brokerage Agreements and best execution, please see the SAI.



<Page 17>



Distribution and Service Plan

The Trust has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended with respect to each series. Each series of the Trust may compensate service organizations for their accounting, shareholder services and distribution services in amounts up to 0.25% of 1% for the Small-Cap Fund, Mid-Cap Fund, Large-Cap Fund, Balanced Fund and Intermediate Bond Fund and 0.10% for the Government Money Market Fund per annum of the values of accounts of Shareholders purchasing through such organizations. Because these fees are paid out of each series' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information on the Plan, please see the SAI.



Privacy Notice

When you request information and/or become a shareholder, the Monetta organization collects personal information from you. We consider this data to be private and confidential and are committed to respecting your privacy and protecting the information you give us. Monetta will not sell or give your personal or account information to outside parties, except to those firms that assist us in servicing your account, such as the transfer agent and mailing services. We require these outside firms, organizations or individuals to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made.
We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you, or as otherwise allowed by the law.

We will only share information about you with those employees who will be working with us to provide our products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.




<Page 18>



                     Monetta Family of Mutual Funds

                        Shareholder's Manual

This section provides you with:

  - Fund Reference Information                    21
    (Ticker Symbol, Fund Code)

  - How To Purchase Fund Shares                   24

  - How To Redeem Fund Shares                     25

  - Dividends, Distributions and Federal Taxes    28

  - How The Net Asset Value is Determined         29

  - Shareholder Services                          29

  - Tax-Sheltered Retirement Plans Available      31


The various account policies, procedures and services may be modified or discontinued without shareholder approval or prior notice.


<Page 19>







This page is left intentionally blank.



<Page 20>



FUND REFERENCE INFORMATION SUMMARY

                    FUND               FUND         LISTING     INCOME
ENTITY /FILE No     NAME               No.  TICKER  NAME        DIVIDEND

Monetta Fund, Inc.  Monetta            013  MONTX   Monetta     ANNUALLY
811-4466                                                         (IF ANY)

Monetta Trust:
811-7360            Small-Cap          045  MSCEX   SmCapEq     ANNUALLY
                                                                  (IF ANY)

                    Mid-Cap            040  MMCEX   MidCap      ANNUALLY
                                                                  (IF ANY)

                    Large-Cap          043  MLCEX   LgCapEq     ANNUALLY
                                                                  (IF ANY)

                    Balanced           044  MBALX   Balance     QUARTERLY

                    Intermediate Bond  041  MIBFX   IntermdBd   MONTHLY

                    Gov't Money Market 042  MONXX  (Not Listed) DAILY


Capital Gains Distribution, if any, are normally paid in November.

MINIMUM INVESTMENT:
Initial Investment:  $250
Subsequent Investments:  No Minimum
Automatic Investment Plan-Subsequent Investment:  $25


PLANS AVAILABLE:
Individual Retirement Accounts:  Regular, Roth, Education, and Simple


INTERNET SITE:
www.monetta.com


<Page 21>


                        SHAREHOLDER INFORMATION SUMMARY

Purchase of Fund Shares

                    New Account   Existing Account Exchange

* By Telephone:     N/A           With a bank      With telephone exchange
1-800-241-9772                    transfer*        privilege, you may exchange
8 a.m. to 7p.m.                   however, your    shares between Monetta
(Central Time)                    financial        accounts (minimum of $250,
                                  institution      $5.00 fee).
                                  must be an ACH
                                  member (minimum
                                  of $25).

* By Mail:          Enclose a     Enclose your     Enclosed written
c/o Firstar Mutual  signed and    check or money   instructions to exchange
Fund Services       completed     order with an    your shares between Monetta
P.O. Box 701        application   investment slip  accounts.
Milwaukee, WI       form with a   (see your
53201-0701          check or      current account
                    money order   statement) or a
                    payable to    signed letter
                    Monetta       indicating your
                    Funds.        name, address
                                  and account
                                  number.

* By Wire:          N/A           Deliver the      N/A
Call                              following wire
1-800-241-9772                    instructions to
for complete                      your bank:
instructions                      1.) Firstar Bank-
                                  2.) ABA No.
                                      0750-00022
                                  3.) Acct No.
                                      112-952-137
                                  4.) Fund Name
                                  5.) Your Name
                                  6.) Your Monetta
                                      Account No.



The above information is provided in summary form for your convenience, please refer to each respective section of this manual for details.


<Page 22>

SHAREHOLDER INFORMATION SUMMARY

Redemption of Shares

                 New Account  Existing Account   Exchange

* By Telephone:  N/A          With telephone     With telephone exchange
1-800-241-9772                redemption         privilege, you may exchange
8 a.m. to 7 p.m.              privilege, you     shares between Monetta accounts
(Central Time)                may redeem shares  (minimum of $250, $5.00 fee).
                              from your account.
                              The funds will be
                              sent directly to
                              you or a
                              designated
                              financial
                              institution.

                              With a bank
                              transfer, however,
                              your financial
                              institution must
                              be an ACH member
                              (minimum of $25).

* By Mail:       N/A          Enclose signed     Enclose written instructions to
c/o Firstar                   written            exchange your shares between
Mutual Fund                   instructions,      Monetta accounts.
Services                      including account
P.O. Box 701                  number, amount or
Milwaukee, WI                 number of shares
53201-0701                    (redemptions of
(Overnight                    $50,000 or more
Delivery)                     require a
615 E.                        signature
Michigan                      guarantee).
Street                        Checks written on
Milwaukee, WI                 the Gov't Money
53202                         Market Fund must
                              be at least $500
                              to a maximum of
                              $50,000.

* By Wire:       N/A          Available through  Available through pre-
                              pre-established    established broker dealer
                              broker dealer      agreements.
                              agreements.


<Page 23>



How to Purchase Shares

You may purchase shares of any of the Funds by telephone (if you have the ACH plan), by check, by wire (into an existing account only), or by exchange from your account into one of the other Monetta funds. Your initial investment in any of the Monetta Funds must be at least $250. There is no minimum additional investment amount. Each Fund has a minimum account balance of $250. If you are purchasing shares to be held by a tax-sheltered retirement plan sponsored by the Adviser, you must use special application forms which you can obtain by calling the Funds at 1-800-MONETTA. Your purchase order must be received by the Funds' Transfer Agent before the close of regular session trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central time) to receive the net asset value calculated on that day. Orders received after the close will receive the next calculated net asset value. Initial purchases by an individual shareholder cannot be made by telephoning or faxing an application to the Funds or the Transfer Agent.

Purchase by Telephone - Existing Accounts Only

By using the Funds' telephone purchase option, you may move money from your bank account to your Fund account at your request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members may be used for telephone transactions. The option will become effective approximately 15 business days after the application form is received. Subsequent investments may be made by calling 1-800-241-9772. To have your Fund shares purchased at the offering price determined at the close of regular trading on a given date, the Transfer Agent must receive both your purchase order and payment by Electronic Funds Transfer through the ACH System before the close of regular trading on such a date. Most transfers are completed within one business day. If money is moved by ACH transfer, you will not be charged by the Funds for these services. The minimum amount that can be transferred by telephone is $25. The Funds reserve the right to modify or remove the ability to purchase shares by telephone at any time.

Purchase by Check

To purchase shares of a Fund by check, complete and sign the Share Purchase Application included in this Prospectus and return it, with a check or other negotiable bank draft made payable to MONETTA FUNDS. Applications will not be accepted unless accompanied by payment. Additional purchases by check may be made at any time by mailing a check payable to MONETTA FUNDS together with the detachable form from a prior account statement or a letter indicating the account number to which the subsequent purchase is to be credited and the name(s) of the registered owner(s).

The Funds will not accept payment in cash or third party checks. All checks should be made payable to the Fund. All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars.
If your order to purchase shares is canceled because your check does not clear, you will be responsible for a $25.00 return item fee and any resulting loss incurred by the Fund.

Purchase by Wire

Shares may also be purchased by wire transfer of funds into an existing account only. Before wiring funds, call the Transfer Agent at 1-800-241-9772 to ensure prompt and accurate handling of your account. Your bank may charge you a fee for sending the wire. The Funds will not be responsible for the consequences of any delays, including delays in the banking or Federal Reserve wire systems.



<Page 24>



Purchase by Exchange

You may purchase shares by exchange of shares from another Monetta existing account either by phone or by mail. Restrictions apply; please review the information under "How to Redeem Shares - By Exchange."

Purchase through Intermediates

You may also purchase (and redeem) shares through brokers, agents or other institutions (intermediaries) who have entered into selling agreements with the Fund's distributor. Investors may be charged a fee by the intermediary and may set their own initial and subsequent investment minimums. If you purchase shares through an intermediary, it will be responsible for promptly forwarding your order to the Fund's transfer agent. In some cases, the Funds and the Adviser may enter into arrangements with such intermediary by which a Fund may pay up to 0.25% of the value of shares purchased through that intermediary, to compensate it for distribution and other related services provided to those Funds Shareholders. Any payments by a Fund would be pursuant to its Service and Distribution Plan. The Adviser, from its own resources, may pay additional amounts to such intermediaries to the extent not available through the Service and Distribution Plan.

Conditions of Purchase

The purchase order is considered to have been placed when it is received in proper form by the Transfer Agent or by an authorized sub-transfer agent.
Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. The Funds reserve the right not to accept any purchase order that it determines not to be in the best interest of the Fund or of a Fund's Shareholders. The Funds do not permit market timing or other abusive trading practices. Excessive, short-term (market timing) or other abusive trading practices may disrupt portfolio management strategies and harm performance of the Fund. To minimize harm to the Fund and its shareholders, we reserve the right to reject any purchase order from any investor we believe has a history of abusive trading or whose trading, in our judgement, has been or may be disruptive to the Funds. In making this judgement, we may consider trading done in multiple accounts under common ownership or control. Election of the Telephone Exchange
Privilege authorizes the Funds and the Transfer Agent to tape-record instructions to purchase. Reasonable procedures are used to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on your application and requiring permission to record the conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Funds may have a risk of such loss if reasonable procedures were not used.
The Funds also reserve the right to waive or change the investment minimums for any reason. Monetta Fund and the Trust do not issue certificates for Fund shares because of the availability of the telephone exchange and redemption privileges.

How to Redeem Shares

Redemption for Cash

In Writing. You may redeem all or part of the shares in your account, without charge, by sending a written redemption request "in good order" to the Transfer Agent. A redemption request will be considered to have been received in good order if the following conditions are satisfied:

(1) The request must be in writing, indicating the Fund, the number of shares or dollar amount to be redeemed, and the shareholder's account number;

(2) The request must be signed by the shareholder(s) exactly as the shares are registered;

(3) The signature(s) on the written redemption request must be guaranteed if the shares to be redeemed have a value of $50,000 or more or the redemption proceeds are to be sent to an address other than your address of record.

(4) Corporations and associations must submit, with each request, a form of acceptable resolution; and

(5) Other supporting legal documents may be required from organizations, executors, administrators, Trustees, or others acting on accounts not registered in their names.

Shares may not be redeemed by facsimile.



<Page 25>



Signature Guarantee. The signature on your redemption request must be guaranteed if:
       -redemption proceeds are $50,000 or more
       -proceeds are to be mailed to an address other than your address of record
       -a change of address request has been received by the Fund or transfer agent within the last 15 days.

The guarantor must be a bank, member firm of a national securities exchange, savings and loan association, credit union, or other entity authorized by state law to guarantee signatures. A notary public may not guarantee signatures. The signature guarantee must appear on the written redemption request (the guarantor must use the phrase "signature guaranteed" and must include the name of the guarantor bank or firm and an authorized signature).

By Telephone. You may redeem shares having a value up to $50,000 by calling the Transfer Agent at 1-800-241-9772, if telephone redemption is available for your account. To reduce the risk of a fraudulent instruction, proceeds of telephone redemptions may be sent only to the shareholder's address of record or to a bank or brokerage account designated by the shareholder, in writing, on the purchase application or in a letter with the signature(s) guaranteed. The Funds reserve the right to record all telephone redemption requests.

By ACH Transfer. Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the purchase application. If money is moved by ACH transfer, you will not be charged by the Funds for these services. There is a $25 minimum per ACH transfer. Typically, funds are credited to your bank account within three business days.

If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, a Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

Redemption by Exchange

By writing (without charge) to, or by telephoning (for a fee) the Transfer Agent, you may exchange all or any portion of your shares of any of the Monetta Funds for shares of another Fund offered by Monetta for sale in your state. A signed, properly completed Share Purchase Application must be on file. An exchange transaction is a sale and purchase of shares for Federal income tax purposes and may result in capital gain or loss. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the Fund being purchased. Unless you have elected to receive your dividends in cash, on an exchange of all shares, any accrued unpaid dividends will be invested in the Fund to which you exchange on the next business day. An exchange may be made by following the redemption procedure described above and indicating the Fund to be purchased, except that a signature guarantee normally is not required.

To use the Telephone Exchange Privilege to exchange between your Monetta accounts in the amount of $250 or more, call 1-800-241-9772 before 3:00 p.m. Central time. The Funds' Transfer Agent imposes a charge (currently $5.00) for each Telephone Exchange. The general redemption policies apply to redemption of shares of Telephone Exchange. The Funds reserve the right at any time without prior notice to suspend or terminate the use of the Telephone Exchange Privilege by any person or class of persons, or to terminate the Privilege in its entirety. Because such a step would be taken only if their respective Boards believe it would be in the best interests of the Funds, the Funds expect to provide Shareholders with prior written notice of any such action unless it appears that the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Funds. If the Funds were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, a shareholder expecting to make a Telephone Exchange might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange.



<Page 26>



Redemption by Checkwriting - Government Money Market Fund Only

An investor in the Government Money Market Fund may request on the Share Purchase Application that the Government Money Market Fund provide redemption checks drawn on the Fund. Checks may be in amounts of $500 up to $50,000. The shares redeemed by check will continue earning dividends until the check has cleared. Checks will not be returned. If selected on the Application Form, a book of 10 checks and 2 deposit forms will be sent to the shareholder. Additional checks and deposit forms will be sent to the shareholder, upon request, for a fee of $5.00 per book. This amount will be deducted from the shareholder's account. In order to establish this Checkwriting privilege after an account has been opened, the shareholder must send a written request to the Monetta Government Money Market Fund, P. O. Box 701, Milwaukee, Wisconsin 53201-0701. A fee of $20 will be charged for each stop payment request. If there are insufficient shares in the shareholder's account to cover the amount of the redemption by check, the check will be returned marked "insufficient funds" and a fee of $25 will be charged to the shareholder's account. Because dividends on the Fund accrue daily, checks may not be used to close an account, as a small balance is likely to result. The Checkwriting Privilege is only available to the Government Money Market Fund Shareholders. The Checkwriting Privilege is not available for IRAs or other retirement accounts.

Redemption Price

The redemption price will be the net asset value per share of the Fund next determined after receipt by the Transfer Agent of a redemption request in good order. This means that your redemption request (including a telephone exchange request) must be received in good order by the Transfer Agent before the close of regular session trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central time) to receive the net asset value calculated that day. The principal value and return on your investment will fluctuate and on redemption, your shares may be worth more or less than your original cost.

General Redemption Policies

You may not cancel or revoke your redemption request once instructions have been received and accepted. The Funds cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please telephone the Funds if you have any question about requirements for a redemption before submitting your request. If you wish to redeem shares held by one of the tax-sheltered retirement plans sponsored by the Adviser, special procedures for those plans apply. See "Tax-Sheltered Retirement Plans." If you request payment of redemption proceeds by wire, you must pay the cost of the wire (currently $15.00).

Your redemption request must be sent to the Transfer Agent. If a redemption request is sent directly to the Funds, it will be forwarded to the Transfer Agent and will receive the redemption price next calculated after receipt by the Transfer Agent. If you redeem shares through an investment dealer, the dealer will be responsible for promptly forwarding your request to the Fund's transfer agent. The Funds generally pay proceeds of a redemption no later than seven days after proper instructions are received. If you attempt to redeem shares within 15 days after they have been purchased by check, a Fund may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected.



<Page 27>


During periods of volatile economic and market conditions, you may have difficulty placing your redemption or exchange by telephone, which might delay implementation of the redemption or exchange. Use of the Telephone Redemption or Exchange Privilege authorizes the Funds and the Transfer Agent to tape-record all instructions to redeem shares. Reasonable procedures are used to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on your application and requiring permission to record the conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Funds may have a risk of such loss if reasonable procedures were not used.

Because of the relatively high cost of maintaining smaller accounts, the Funds reserve the right to redeem shares in any account with a balance of less than $250 in share value. Prior to any such redemption, each Fund will give the shareholder thirty days' written notice during which time the shareholder may increase his investment to avoid having his shares redeemed. The $250 minimum balance will be waived if the account balance drops below the required minimum due to market erosion.

               Dividends, Distributions, and Federal Taxes

The Monetta Fund, Small-Cap Fund, Mid-Cap Fund, and Large-Cap Fund declare and pay income dividends, if any, at least annually. The Balanced Fund pays income dividends, if any, quarterly. The Intermediate Bond Fund declares and pays income dividends monthly. Income dividends of the Government Money Market Fund are declared daily and paid monthly. Capital gains, if any, are distributed by each Fund at least annually. Distributions of a Fund are automatically reinvested in additional shares of that Fund unless you elect payment in cash. Cash dividends can be sent to you by check or deposited directly into your bank account. Call the Transfer Agent at 1-800-241-9772 for more information and forms to sign up for direct deposit.

Each Fund reserves the right to reinvest the proceeds and future distributions in additional Fund shares at the current net asset value if checks mailed to you for distributions are returned as undeliverable or not presented for payment within six months.

Each Fund is a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code and, thus, not be subject to Federal income taxes on amounts it distributes to Shareholders.

Each Fund will distribute all of its net income and gains to Shareholders. Dividends from investment income and net short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are taxable as long-term gains, regardless of the length of time you have held your shares in a Fund. Distributions will be taxable to you whether received in cash or reinvested in shares of a Fund. You will be advised annually as to the source of your distributions for tax purposes. If you are not subject to income taxation, you will not be required to pay tax on amounts distributed to you. If you purchase shares shortly before a record date for a distribution, you will, in effect, receive a return of a portion of your investment, but the distribution will be taxable to you even if the net asset value of your shares is reduced below your cost. However, for Federal income tax purposes, your original cost would continue as your tax basis.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold Federal income tax, currently at the rate of 31% ("backup withholding"), from dividend, capital gain, and redemption payments to you. Your dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income. These certifications are contained in the Share Purchase Application, which you should complete and return when you make your initial investment.


<Page 28>


                      Determination of Net Asset Value

The purchase and redemption price of each Fund's shares is its net asset value per share. The net asset value of a share of each Fund is determined as of the close of trading on the New York Stock Exchange (currently 3:00 p.m. Central time) by dividing the difference between the values of the Fund's assets and liabilities by the number of shares outstanding. This is referred to as "net asset value per share," which is determined as of the close of regular session trading at the New York Stock Exchange on each day on which that exchange is open for trading.

Valuation

Securities for which market quotations are readily available at the time of valuation are valued on that basis. Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the mean of the latest bid and asked quotations. Each over-the-counter security for which the last sale price on the day of valuation is available from the Nasdaq National Market is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the mean of the latest bid and asked quotations. Long-term straight-debt securities for which market quotations are not readily available are valued at a fair value based on valuations provided by pricing services approved by the respective Boards, which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. Other assets and securities held by a Fund for which these valuation methods do not produce a fair value are valued by a method that the Board believes will determine a fair value.

Valuation of the Government Money Market Fund

The Government Money Market Fund attempts to maintain its net asset value at $1.00 per share. Portfolio securities are valued based on their amortized cost, which does not take into account unrealized gains or losses. Other assets and securities of the Fund for which this valuation method does not produce a fair value are valued at a fair value determined by the Board. The extent of any deviation between the Fund's asset value based upon market quotations or equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation were to exceed 1/2 of 1%, the Board would consider what action, if any, should be taken, including selling portfolio instruments; increasing, reducing, or suspending distributions; or redeeming shares in kind.

                            Shareholder Services

Reporting to Shareholders

You will receive a confirmation statement reflecting each of your purchases and redemptions of shares of a Fund, as well as periodic statements detailing distributions made by each Fund of which you are a Shareholder. You may elect to receive a combined statement for all Funds for which you are a shareholder. In addition, you will receive semi-annual and annual reports showing the portfolio holdings of each Fund and annual tax information. To eliminate unnecessary duplication and demonstrate respect for our environment, we will deliver a single copy of most financial reports and prospectuses to investors who share an address, even if the accounts are registered under different names. Shareholders may request duplicate copies free of charge.


<Page 29>


Certain Account Changes

Investors who wish to make a change in their address of record, a change in investments made through an automatic investment plan, or a change in the manner in which dividends are received may do so by calling the transfer agent at 1-800-241-9772.

Automatic Investment Plan

The Funds have an Automatic Investment Plan which permits an existing Shareholder to purchase additional shares of any Fund (minimum $25 per transaction) at regular intervals. Under the Automatic Investment Plan, shares are purchased by transferring funds from a Shareholder's checking, bank money market, NOW account, or savings account in an amount of $25 or more
designated by the Shareholder.   At your option, the account designated will
be debited and shares will be purchased on the date elected by the shareholder. Payroll deduction is available for certain qualifying employers; please call 1-800-MONETTA for further information. There must be a minimum of seven days between automatic purchases. If the date elected by the Shareholder is not a business day, funds will be transferred the next business day thereafter. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish an Automatic Investment Account, complete
Sections C and G and sign Section G of
the Shareholder Purchase Application included in this Prospectus and send it to the Transfer Agent. You may cancel this privilege or change the amount of purchase at any time by calling 1-800-241-9772 or by mailing instructions to the Transfer Agent. The change will be effective five business days following receipt of your notification by the Transfer Agent. A Fund may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. However, a $25.00 fee will be imposed by the Transfer Agent if sufficient funds are not available in the Shareholder's account at the time of the automatic transaction.

Systematic Exchange Plan

The Funds offer a Systematic Exchange Plan whereby a Shareholder may automatically exchange shares (in increments of $250 or more) of one Monetta fund into another on any day, either monthly or quarterly. For additional information and a Systematic Exchange Plan form, please call the Transfer Agent at 1-800-241-9772. Before participating in the Systematic Exchange Plan, an investor should consult a tax or other financial advisor to determine the tax consequences of participation.

Systematic Withdrawal Plan

The Funds offer a Systematic Withdrawal Plan for Shareholders who own shares of any Fund worth at least $10,000 at current net asset value. Under the Systematic Withdrawal Plan, a fixed sum (minimum $500) will be distributed at regular intervals (on any day, either monthly or quarterly). In electing to participate in the Systematic Withdrawal Plan, investors should realize that, within any given period, the appreciation of their investment in a particular Fund may not be as great as the amount withdrawn. A Shareholder may vary the amount or frequency of withdrawal payments or temporarily discontinue them by notifying the Transfer Agent at 1-800-241-9772. The Systematic Withdrawal Plan does not apply to shares of any Fund held in Individual Retirement Accounts or defined contribution retirement plans. For additional information or to request an application, please call 1-800-241-9772.


<Page 30>



                       Tax-Sheltered Retirement Plans

The Adviser offers prototype tax-sheltered retirement plans for individuals, businesses, and nonprofit organizations. Please call 1-800-MONETTA for booklets describing the following programs and the forms needed to establish them:

Individual Retirement Accounts (IRAs) for employed individuals and their non-employed spouses.

Education IRA, providing tax-free earnings growth and tax-free withdrawals for certain higher education expenses (contributions not deductible).

Roth IRA, providing tax-free earnings growth and tax-free withdrawals with certain greater flexibility than Traditional IRAs (contributions not deductibles).

Savings Incentive Match Plans (Simple-IRAs) permitting employers to provide retirement benefits, including salary deferral, to their employees using IRAs and minimizing administration and reporting requirements.



<Page 31>



     (This Page is left Intentionally Blank)



<Page 32>




                               FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through December 31st for each year shown (or for Funds with a performance history shorter than 5 years, through December 31st of each year shown). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Annual Reports, which are available upon request and incorporated by reference into the SAI.

                               Monetta Fund

                           2000      1999      1998     1997     1996
Net asset value,
 beginning of period       $22.711   $14.964   $17.274  $15.842  $15.591

Income From Investment Operations

 Net investment income      (0.021)    0.075    (0.104)  (0.041)  (0.079)
 Net gains or losses on securities (both
  realized and unrealized)  (3.911)    7.672    (1.554)   4.223    0.330
Total from investment
 operations                 (3.932)    7.747    (1.658)   4.182    0.251

Less Distributions

 Dividends (from net investment
  income)                   (0.095)    0.000     0.000    0.000    0.000
 Distributions (from capital
  gains)                    (6.905)    0.000    (0.652)  (2.750)   0.000
 Return of Capital           0.000     0.000     0.000    0.000    0.000
Total distributions         (7.000)    0.000    (0.652)  (2.750)   0.000

Net asset value,
 end of period             $11.779   $22.711    $14.964  $17.274 $15.842

Total return                (15.97%)  51.80%    (9.03)%   26.18%   1.60%

Ratios/Supplemental Data

Net assets, end of period
 ($ millions)              $103.4      $135.7   $124.7   $163.4   $211.5
Ratio of expenses to
 average net assets          1.32%      1.45%    1.36%    1.48%    1.38%
Ratio of net investment income
 to average net assets      (0.09%)     0.50%   (0.64)%  (0.24)%  (0.51)%
Portfolio turnover rate     353.8%     210.9%    107.5%    97.8%   204.8%

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.



<Page 33>


                                           Small-Cap
                                          Equity Fund

                                                                         2/1/97
                                                                         Through
                                          2000      1999        1998     12/31/97
Net asset value, beginning of
period                                    $21.831   $13.396     $13.900  $10.000

Income From Investment Operations

 Net investment income                     (0.274)   (0.264)     (0.272)  (0.148)
 Net gains or losses on securities (both
  realized and unrealized)                 (4.182)    8.699      (0.136)   4.878
Total from investment operations           (4.456)    8.435      (0.408)   4.730

Less Distributions

 Dividends (from net investment
  income)                                  0.000      0.000       0.000    0.000
 Distributions (from capital
  gains)                                   (3.925)    0.000       (0.096)  (0.830)
 Return of Capital                          0.000     0.000        0.000    0.000
Total distributions                        (3.925)    0.000       (0.096)  (0.830)

Net asset value, end of period            $13.450    $21.831      $13.396  $13.900

Total return                               (18.74%)   62.91%       (2.81)%  47.17%*

Ratios/Supplemental Data

Net assets, end of period ($ thousands)    $4,202    $5,332       $3,980    $2,518
Ratio of expenses to average net assets     1.95%     2.36%        2.39%     1.75%*
Ratio of net investment income
 to average net assets                     (1.33%)   (1.82%)      (2.04)%    (1.13)%*
Portfolio turnover rate                     492.6%    265.0%       200.4%     138.8%*

*Ratios and total return for the year of inception are not annualized.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.


                                       Mid-Cap Equity Fund

                              2000      1999      1998      1997     1996
Net asset value, beginning of
 period                       $20.355   $13.571   $14.975   $14.814  $11.962

Income From Investment Operations

 Net investment income        (0.119)   (0.099)   0.022     (0.045)  0.044
 Net gains or losses on securities (both
  realized and unrealized)    (2.704)   7.225     (0.266)   4.296    2.852
Total from investment
 operations                   (2.823)   7.126     (0.244)   4.251    2.896

Less Distributions

 Dividends (from net investment
  income)                     0.000     0.000     (0.022)   0.000    (0.044)
 Distributions (from capital
  gains)                      (5.730)   (0.342)   (1.138)   (4.090)  0.000
 Return of Capital            0.000     0.000     0.000     0.000    0.000
Total distributions           (5.730)   (0.342)   (1.160)   (4.090)  (0.044)
Net asset value,
 end of period                $11.802   $20.355   $13.571   $14.975  $14.814

Total return                  (12.69%)  53.39%    (0.85%)   29.14%   24.20%

Ratios/Supplemental Data

Net assets, end of period
 ($ thousands)                $16,284   $19,458   $18,920   $21,908  $17,338
Ratio of expenses
 to average net assets        1.21%     1.25%     1.21%     1.26%    1.23%
Ratio of net investment income
 to average net assets        (0.56%)   (0.67%)   0.15%     (0.28%)  0.32%
Portfolio turnover rate       194.6%    170.4%    237.6%    137.8%   93.3%

*Ratios and total return for the year of inception are not annualized.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions that are based on shares outstanding at record date.



<Page 34>


                                      Large-Cap
                                     Equity Fund


                                     2000      1999      1998     1997     1996
Net asset value, beginning of
 period                              $20.062   $13.437   $13.359  $12.266  $10.571

Income From Investment Operations

 Net investment income               (0.197)   (0.147)   (0.068)  (0.007)  0.023
 Net gains or losses on securities (both
  realized and unrealized)           (2.837)   7.297     1.074    3.250    2.928
Total from investment operations     (3.034)   7.150     1.006    3.243    2.951

Less Distributions

 Dividends (from net investment
  income)                            0.000     0.000     0.000    0.000    (0.023)
 Distributions (from capital
  gains)                             (2.418)   (0.525)   (0.928)  (2.150)  (1.233)
 Return of Capital                   0.000     0.000     0.000    0.000    0.000
Total distributions                  (2.418)   (0.525)   (0.928)  (2.150)  (1.256)

Net asset value, end of period       $14.610   $20.062   $13.437  $13.359  $12.266

Total return                         (14.96%)  53.98%    8.99%    26.64%   28.20%

Ratios/Supplemental Data

Net assets,
 end of period ($ thousands)         $7,399    $9,298    $4,185   $4,265   $2,288
Ratio of expenses to
 average net assets                  1.61%     1.66%     1.86%    1.51%    1.51%
Ratio of net investment income
 to average net assets               (0.99%)   (0.91%)   (0.52%)  (0.05%)  0.31%
Portfolio turnover rate              155.6%    81.4%     207.5%   123.2%   152.7%

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.



                                           Balanced Fund


                                  2000     1999     1998     1997    1996
Net asset value, beginning of
 period                           $16.268  $14.476  $14.078  $12.643 $10.605

Income From Investment Operations

 Net investment income            0.318    0.239    0.290    0.264   0.132
 Net gains or losses on securities (both
  realized and unrealized)        (1.173)  3.741    0.838    2.398   2.598
Total from investment operations  (0.855)  3.980    1.128    2.662   2.730
Less Distributions

 Dividends (from net investment
  income)                         (0.310)  (0.265)  (0.286)  (0.224) (0.132)
 Distributions (from capital
  gains)                          (2.290)  (1.923)  (0.444)  (1.003) (0.560)
 Return of Capital                0.000    0.000    0.000    0.000   0.000
Total distributions               (2.600)  (2.188)  (0.730)  (1.227) (0.692)

Net asset value, end of period    $12.813  $16.268  $14.476  $14.078 $12.643

Total return                      (5.15%)  29.60%   8.59%    21.21%  25.94%

Ratios/Supplemental Data

Net assets,
 end of period ($ thousands)      $9,208   $9,449   $14,489  $12,054 $2,336
Ratio of Expenses
 to average net assets            0.96%    0.95%    0.84%    1.02%   1.40%
Ratio of Net investment income
 to average net assets            1.94%    1.55%    2.06%    1.88%   1.54%
Portfolio turnover rate           167.4%   71.3%    127.7%   115.9%  117.8%

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.



<Page 35>



                                 Intermediate Bond Fund

                             2000       1999       1998      1997      1996
Net asset value,
 beginning of period         $10.244    $10.652    $10.445   $10.208   $10.244

Income From Investment Operations

 Net investment income       0.691      0.602      0.592     0.599     0.612
 Net gains or losses on securities (both
  realized and unrealized)   0.102      (0.435)    0.269     0.278     0.019
Total from investment
operations                   0.793      0.167      0.861     0.877     0.631

Less Distributions

 Dividends (from net investment
  income)                    (0.685)    (0.565)    (0.577)   (0.592)   (0.612)
 Distributions (from capital
  gains)                     0.000      (0.010)    (0.077)   (0.048)   (0.055)
  Return of Capital          0.000      0.000      0.000     0.000     0.000
Total distributions          (0.685)    (0.575)    (0.654)   (0.640)   (0.667)

Net asset value,
end of period                $10.352    $10.244    $10.652   $10.445   $10.208

Total return                 8.13%      1.60%      8.38%     8.91%     6.46%

Ratios/Supplemental Data

Net assets, end of period
 ($ thousands)               $25,394    $19,873    $6,676    $3,933    $2,769
Ratio of Expenses to average
 net assets- Gross (a)       0.69%      0.74%      0.75%     0.87%     0.85%
Ratio of Expenses to average
 net assets - Net            0.57%      0.54%      0.55%     0.65%     0.55%
Ratio of Net
 investment income to average
 net assets-Gross(a)         6.69%      5.58%      5.39%     5.60%     5.45%
Ratio of Net investment income
 to average net assets-Net   6.82%      5.78%      5.59%     5.82%     5.75%
Portfolio turnover rate      120.3%     115.2%     52.0%     96.7%     28.9%

(a) Ratios of expenses and net income adjusted to reflect investment advisory fees assumed by the investment advisor.

The per-share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.



                                       Government Money Market Fund

                                 2000     1999     1998     1997    1996
Net asset value, beginning of
 period                          $1.000   $1.000   $1.000   $1.000  $1.000

Income From Investment Operations

 Net investment income           0.059    0.047    0.051    0.050   0.049
 Net gains or losses on
  securities (both
  realized and unrealized)       0.000    0.000    0.000    0.000   0.000
Total from investment operations 0.059    0.047    0.051    0.050   0.049

Less Distributions

 Dividends (from net investment
  income)                        (0.059)  (0.047)  (0.051)  (0.050) (0.049)
 Distributions (from capital
  gains)                         0.000    0.000    0.000    0.000   0.000
 Return of Capital               0.000    0.000    0.000    0.000   0.000
Total distributions              (0.059)  (0.047)  (0.051)  (0.050) (0.049)

Net asset value,
 end of period                   $1.000   $1.000   $1.000   $1.000  $1.000

Total return                     6.03%    4.85%    5.24%    5.15%   5.06%

Ratios/Supplemental Data

Net assets, end of period
 ($ thousands)                   $4,501   $3,700   $4,095   $4,464  $6,232
Ratio of Expenses to
 average net assets - Gross (a)  0.74%    0.70%    0.68%    0.76%   0.67%
Ratio of Expenses to
 average net assets - Net        0.40%    0.35%    0.32%    0.39%   0.31%
Ratio of Net investment income
 to average net assets
 -Gross (a)                      5.55%    4.36%    4.76%    4.65%   4.59%
Ratio of Net investment income
 to average net assets-Net       5.89%    4.71%    5.11%    5.02%   4.95%
Portfolio turnover rate            N/A      N/A      N/A      N/A     N/A

(a) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust's custodian and transfer agent assumed by the investment adviser.

The per-share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.



<Page 36>



Inside Back Cover



ADDITIONAL INFORMATION                  Distributed By Funds Distributor, Inc.
*Annual and Semi-Annual Reports
*Statement of Additional Information

The Annual and Semi-Annual Reports contain more detailed information about the Funds' investment strategies and market conditions that significantly affected performance during the most recent fiscal year.

The Statement of Additional Information provides detailed information about the Funds and is incorporated by reference into this Prospectus, making the SAI a legal part of this Prospectus.

Information about the Funds, including these reports, can be obtained without charge (except where noted) upon request.

                  MONETTA                       SEC

*In Person        1776-A South Naperville Road  Public Reference Room
                  Suite 100                     Washington, D.C.
                  Wheaton, IL  60187-8133

*By Telephone     1-800-MONETTA                 1-800-SEC-0330
                  1-800-684-3416 (TDD)          (Location/Hours/Fees Only)


*By Mail          1776-A South Naperville Road  Public Reference Section
                  Suite 100                     Washington, D.C.  20549-6009
                  Wheaton, IL  60187-8133       (Payment of duplication fee
                                                required with request)

*By Internet:     http://www.monetta.com        http://www.sec.gov

INVESTMENT COMPANY ACT FILE NO:                 Monetta Fund 811-4466
                                                Monetta Trust 811-7360



Monetta Family of Mutual Funds
1776-A South Naperville Road, Suite 100
Wheaton, IL  60187-8133


                     Monetta Family of Mutual Funds
[LOGO]               Share Purchase Application

Use  this  form  for individual custodial, trust, profit sharing, or
pension plan accounts.   Do  not  use this form for Monetta Funds-sponsored
IRA, Defined Contribution (401(k) or 403(b)) plans which require forms available from Monetta Funds. For information please call 1-800-666-3882.

            1-800-MONETTA                       WWW.MONTTA.COM

A. Account Registration

[_]Individual   [_]Joint Owner*

Name_______________________________     Birthdate________________
Social Security Number__________________Citizen of   [_] US   [_] Other

Joint Owner Name________________________Birthdate________________
Social Security Number__________________Citizen of   [_] US   [_] Other
* Registration will be Joint Tenants with Rights of Survivorship (JTWROS) unless otherwise specified.

[_] UGMA/UTMA (Uniform Gift to Minor/Uniform Transfer to Minor)
Custodian_______________________________________________________________
Minor__________________________________________ Minor's Birthdate_________
Minor's Social Security Number__________________Citizen of  [_] US  [_] Other

[_]Corporation, Partnership, or Other Entity
Name of Legal Entity______________________________________________________
Taxpayer Identification Number______________________________________________
<>A  corporation resolution form or certificate is required  for corporation accounts.

[_]Trust, Estate,or Guardianship
Name___________________________________________________________________
Name of Fiduciary(s)______________________________________________________
Taxpayer Identification Number________________________Date of Trust__________
<>Additional documentation and certification may be requested.

B. Mailing Address                      []Send Duplicate Confirmation To:

_____________________________________   ___________________________________
Street Address, Apt. #                  Name

_____________________________________   ___________________________________
City, State, Zip Code                   Street Address, Apt #

_____________________________________   ___________________________________
Daytime Phone Number                    City, State, Zip Code


-----------------------------------------------------------------------------
C. Investment Choices

The minimum initial investment is $250 for shares in any of the Monetta Funds. There is no minimum for subsequent investments, and the Automatic Investment Plan minimum is $25.


                                                      Distribution Options

                                                   Dividends & Capital Gains

                                    Contributions  Reinvested  Cash
[_]MONETTA FUND                     $____________  [_]         [_]
[_]MONETTA SMALL-CAP EQUITY FUND    $____________  [_]         [_]
[_]MONETTA MID-CAP EQUITY FUND      $____________  [_]         [_]
[_]MONETTA LARGE-CAP EQUITY FUND    $____________  [_]         [_]
[_]MONETTA BALANCED FUND            $____________  [_]         [_]
[_]MONETTA INTERMEDIATE BOND FUND   $____________  [_]         [_]
[_]MONETTA GOV'T MONEY MARKET FUND  $____________  [_]         [_]
              Total Amount Enclosed $____________ Will be reinvested if
                                                  no option checked.

Please see Section G for Bank Information


               AUTOMATIC INVESTMENT PLAN

  Amount          Frequency           Start        Day of
              Month       Quarter     Month        Month
$__________   [_]         [_]         ________     ________
$__________   [_]         [_]         ________     ________
$__________   [_]         [_]         ________     ________
$__________   [_]         [_]         ________     ________
$__________   [_]         [_]         ________     ________
$__________   [_]         [_]         ________     ________
$__________   [_]         [_]         ________     ________

                 Check one

D. Telephone Options

Your signed Application must be received at least 15 business days prior to initial transaction.

An unsigned voided check (for checking accounts) or a savings account deposit slip is required with your Application.

[_]Check if savings account

TELEPHONE REDEMPTION. The proceeds will be mailed to the address in Section B. The telephone redemption privilege automatically applies unless you check the box below.

                [_]I DO NOT authorize telephone redemption

If you have not declined telephone redemption and you elect to have the amount deposited (via wire payment) to your bank account, complete bank
account  information  below.   A $12.00 fee will be charged to your account
for each wire transfer.

TELEPHONE  EXCHANGE.   Permits   the   exchange  of  shares  between
identical  registered  accounts. The  telephone   exchange   privilege
automatically applies unless you check the box below.

                 [_]I DO NOT authorize telephone exchange

[_]Telephone Redemption (ACH). The proceeds will be electronically sent to your bank account. Complete bank account information below.

[_]Telephone  Purchase  (ACH).   Permits  the purchase of additional shares
using  your  bank  account to clear the transaction.   Minimum  of  $25.00.
Complete bank account information below.


Name(s) on Bank Account_____________________________________________________
Bank Name______________________________ Bank Account Number_________________
Bank Address________________________________________________________________

______________________________________________________________________________

E. Checkwriting

(Monetta Government Money Market Fund Only. Not available for IRA or other retirement accounts).
                  _____________________
   Account Number|_____________________|
                 |_____________________|
                  (for Bank Use Only)

[_]Check this box if you would like to establish check redemption privileges for the Monetta Government Money Market Fund and have 10 checks and 2 deposit forms printed. Each additional book of checks and deposit forms will be $5.00. This amount will be deducted from your account. Check redemption privileges are subject to the conditions on the reverse side.

______________________________________________________________________________
Name on Monetta Government Money Market Fund Account (must be the same as Account Registration-please print)

________________________       ____________________________________
Authorized Signature(s)       (For joint accounts, all owners must sign)

For a corporate, trust, other entity, or joint account, how many authorized signatures are required?__________________

______________________________________________________________________________

F. Backup Withholding

[] Check this box only if the IRS has notified you that you are subject to backup withholding.
______________________________________________________________________________

G. Bank Information for Automatic Investment Plan (AIP)

Your signed Application must be received at least 15 business days prior to initial transaction.

An unsigned voided check from your checking account or a savings account deposit slip is required with your application.

[_]Check if savings account



Name(s) on Bank Account____________________________________________________
Bank Name____________________________Bank Account Number__________________
Bank Address ______________________________________________________________
_________________________________________  ________________________________
Signature of Bank Account Owner            Signature of Joint Owner

*  Termination  must be in writing or by calling Firstar Trust Company.
Allow 5 business days to become effective. Your participation in the Plan will terminate automatically if you redeem all your Monetta fund shares.
* IRA contributions apply as a current year purchase (purchases may not be used for prior year contributions).
______________________________________________________________________________

H. Signature & Certification

I affirm that I have received a current prospectus of the Funds and agree to be bound by its terms. I certify that I have full authority and legal capacity to purchase shares of the Fund(s) and to establish and use any related privileges and agree that such privileges and their terms and conditions shall be governed by Illinois law. If I have not provided a social security or other tax identification number in Part A of the application, by signing the application, I: (i) certify, under penalties of perjury, that I have not been issued a number but have applied (or soon will apply) for one; and (ii) understand that if I do not provide the Funds or their transfer agent with a certified number within 60 days, they will be required to withhold 31% from all dividend, capital gain, and redemption payments from my account(s) until I provide them with a certified number.

I understand that the Telephone Redemption and Exchange Privilege(s) will apply to my account unless I have specifically declined the privilege in
Part D of this  application.   I  understand  that  by  signing this
application, unless the Privilege(s) is declined, I agree that neither the Funds nor their transfer agent, their agents, officers, trustees or employees will be liable for any loss, liability, cost or expense for acting instructions given under the Privilege(s), placing the risk of any loss on me. See "How to Redeem Shares - By Exchange" in the Prospectus.

I agree that any of the Funds and their transfer agent may redeem shares and retain the proceeds from any of my account(s) with any Fund(s) up to a total of (a) any IRS penalties attributed to my failure to provide any of the Funds or their transfer agent with correct and complete information requested by either, and (b) any tax not withheld from distributions to me which should have been withheld by them.

UNDER THE PENALTY OF PERJURY, I CERTIFY THAT (1) THE SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER AND (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION IN THIS PARAGRAPH REQUIRED TO AVOID BACKUP WITHHOLDING.

(Note: you must check the box in Part F of this application if the IRS has notified you that you are subject to backup withholding due to your failure to report such income).

____________________________________  ______________________________________
Signature*                      Date  Signature of Co-Owner, if any     Date

* If shares are to be registered in the name of (1) two persons jointly, both persons must sign, (2) a custodian for a minor, the custodian must sign, (3) a trust, the trustee(s) must sign, or (4) a corporation or other entity, an officer must sign and print name and title on space below.

______________________________________________________________________________
Print name and title of officer signing for a corporation or other entity.
______________________________________________________________________________
I. Dealer Information
   (Required only if purchasing through a Broker/Dealer.)

Please be sure to complete representative's first name and middle initial.

____________________________________  _________________________________________
Dealer Name                           Representative's Last Name  First Name MI


DEALER HEAD OFFICE                    REPRESENTATIVE'S BRANCH OFFICE

____________________________________  _________________________________________
Address                               Address
____________________________________  _________________________________________
City, State Zip                       City, State, Zip
____________________________________  _________________________________________
Telephone Number                      Telephone Number

B.N.   0___ ___ ___ ___               _________________________________________
For Internal Use Only                 Rep's A.E. Number
______________________________________________________________________________

                         Make Checks Payable to Monetta Funds

Overnight Express Mail to:                   Mail Completed Application to:
Monetta Funds                                Monetta Funds
c/o Firstar Trust Company                    c/o Firstar Trust Company
615 East Michigan Street                     Mutual Fund Services
3rd Floor                                    P.O. Box 701
Milwaukee, WI 53202                          Milwaukee, WI 53202-0701
_____________________________________________________________________________


J. Condition of Redemption Option

Checks may not be for less than $500 or such other minimum amounts as may from time to time be established by the Monetta Government Money Market Fund upon prior written notice to its shareholders. Maximum amount for
withdrawal  is  $50,000.   Shares  purchased  by   check (including
certified or cashier's check), will not be redeemed by checkwriting or any other method of redemption until the transfer agent is reasonably satisfied that the check has been collected, which could take up to 7 days from the purchase date.

By  signing this card, I appoint the Firstar Bank Milwaukee, NA, my agent to present checks drawn on this account to the transfer agent, Firstar Trust Company, as requests to redeem shares and I authorize the Monetta Government Money Market Fund and Firstar Trust Company to honor such requests and redeem shares in an amount equal to the amount of the check. I agree to be subject to the rules pertaining to the check redemption privileges as amended from time to time. The Monetta Government Money Market Fund or Firstar Trust Company may reserve the right to modify or terminate this account and authorization at any time.




                                        STATEMENT OF ADDITIONAL INFORMATION
                                                             APRIL 30, 2001


MONETTA FAMILY OF MUTUAL FUNDS
1776-A SOUTH NAPERVILLE ROAD, SUITE 100
WHEATON, IL 60187

(1-800-MONETTA)

WWW.MONETTA.COM

MONETTA FUND, INC.

MONETTA TRUST, INCLUDES THE FOLLOWING SERIES:


    .  MONETTA SMALL-CAP EQUITY FUND

    .  MONETTA MID-CAP EQUITY FUND

    .  MONETTA LARGE-CAP EQUITY FUND

    .  MONETTA BALANCED FUND

    .  MONETTA INTERMEDIATE BOND FUND

    .  MONETTA GOVERNMENT MONEY MARKET FUND



This  Statement  of Additional Information (SAI) is not a Prospectus and should be read in conjunction  with  the Fund's Prospectus dated April 30, 2001, which is incorporated by reference into  this  SAI and may be obtained from the Funds at the above phone number or address.


This SAI contains additional and more detailed  information  about  the  Fund's

operations  and  activities  than  the  Prospectus.   The  Annual Report, which

contains  important financial information about the Funds, is  incorporated  by reference into  this  SAI  and  is also available, without charge, at the above phone number or address.









<PAGE 1>




                               TABLE OF CONTENTS


                                                                          PAGE

 . THE FUNDS' HISTORY ........................................................3

 . INFORMATION ABOUT THE FUNDS ...............................................3

      Investment Guidelines .................................................3
      Investment Strategies and Risks .......................................3
      Investment Restrictions ...............................................8

 . DIRECTORS, TRUSTEES AND OFFICERS..........................................11

 . SIGNIFICANT SHAREHOLDERS .................................................13

 . SERVICE PROVIDERS ........................................................14

      Investment Advisor and Administrator .................................14
      Distributor ..........................................................15
      Transfer Agent and Custodian .........................................15
      Legal Counsel ........................................................15
      Independent Auditors .................................................15

 . RULE 12b-1 PLAN ..........................................................16

 . CODE OF ETHICS ...........................................................17

 . BROKERAGE ALLOCATION .....................................................17

 . CAPITAL STOCK  ...........................................................20

 . SHAREHOLDER SERVICES .....................................................21

 . TAXATION OF THE FUNDS ....................................................22

 . PERFORMANCE INFORMATION ..................................................22

 . FINANCIAL STATEMENTS .....................................................25

 . APPENDIX I - FIXED INCOME SECURITIES RATINGS .............................25









<PAGE 2>

THE FUNDS' HISTORY

Monetta Fund, Inc. is an open-end, diversified management investment company that was organized in 1985 as a Maryland corporation. The inception date of the Monetta Fund is 05/06/86.


Monetta Trust is also an open-end, diversified management investment company that was organized as a Massachusetts Trust in 1992. The following funds are each a series of Monetta Trust:

                                                       INCEPTION DATE
  Monetta Small-Cap Equity Fund                        02/01/97

  Monetta Mid-Cap Equity Fund                          03/01/93

  Monetta Large-Cap Equity Fund                        09/01/95

  Monetta Balanced Fund                                09/01/95

  Monetta Intermediate Bond Fund                       03/01/93

  Monetta Government Money Market Fund                 03/01/93


INFORMATION ABOUT THE FUNDS

INVESTMENT GUIDELINES

The investment objectives of the Monetta Fund and each series of the Monetta Trust (the "Funds"), as stated in the Prospectus, differ principally in the types of securities selected for investment and the relative importance each Fund places on growth potential, current income and preservation of capital as considerations in selecting investments. Each Fund's investment objective is a fundamental policy, which may not be changed without the approval of a majority of the outstanding voting securities of that Fund. This means that the approval of the lesser of (i) 67% of the Fund's shares present at a meeting, if more than 50% of all of the shares outstanding are present or (ii) more than 50% of all of the Fund's outstanding shares is required.

Since each of the Funds are registered under The Investment Company Act of 1940 as diversified, open-ended investment companies, each Fund agrees that it will not own more than 5% of its total assets in a single issue security. This applies only to 75% of the total assets. That is to say that if it does own more than 5% of its total assets in individual securities, the total of those over 5% cannot exceed 25%.

Within the restrictions outlined here, and in the Prospectus, the Advisor has full discretion on the investment decision of the Funds.


INVESTMENT STRATEGIES AND RISKS

The following is a detailed description, along with associated risks, of the various securities that some or all of the Funds may invest in.

EQUITY SECURITIES
Common stocks represent an equity interest in a corporation. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term. The securities of smaller companies, as a class, have had periods of favorable results and other periods of less favorable results compared to the securities of larger companies as a class. Stocks of small to mid-sized companies tend to

<PAGE 3>

be more volatile and less liquid than stocks of large companies. Smaller companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure and may have a smaller public market for their shares.

DEBT SECURITIES

In pursuing its investment objective, each fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities. As a result, interest rate fluctuations will affect a Fund's net asset value but not the income received by a Fund from its portfolio securities.* In addition, if the bonds in a Fund's portfolio contain call, prepayment or redemption provisions, during a period of declining interest rates these securities are likely to be redeemed and a Fund will probably be unable to replace them with securities having a comparable yield. There can be no assurance that payments of interest and principal on portfolio securities will be made when due.

CONVERTIBLE SECURITIES

Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures, is redeemed or the holder elects to exercise the conversion privilege.

The  value  of  convertible  securities  is  influenced  by  both  the yield of nonconvertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature and is generally referred to as its investment value. The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates.

However, at the same time, the convertible security will be influenced by its conversion value, which is the market value of the underlying common stock that would be obtained upon conversion. Conversion value fluctuates directly with the price of the underlying common stock.

By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock, upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Advisor will consider substantially the same criteria that would be considered in purchasing the underlying stock. Convertible securities purchased by a Fund are frequently rated investment grade. Convertible securities rated below investment grade tend to be more sensitive to interest rate and economic changes, may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities and may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities.



______________
*Yields on debt securities available for purchase by a fund vary over time; no specific yield on shares of a fund can be assured.







<PAGE 4>

LENDING OF PORTFOLIO SECURITIES

Subject to certain restrictions (see section Information About The Funds), the Balanced Fund and the Intermediate Bond Fund may lend their portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents, maintained on a current basis, in an amount at least equal to the market value of the securities loaned by these funds. These funds would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. These funds would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. These funds would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Advisor's judgment, a material event requiring a Shareholder's vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, these funds could experience delays in liquidating the loan collateral and/or recovering the loaned securities and losses, including possible decline in the value of the collateral or in the value of the securities loaned during the period while seeking to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period and expenses of enforcing its rights.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Balanced Fund, Intermediate Bond Fund and Government Money Market Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a fund enters into the commitment, the securities may be delivered and paid for 30 days or more after the date of purchase, when their value may have changed. A fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Advisor deems it advisable for investment reasons. At the time a fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis, assets of the fund having a market value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the fund and held by the custodian throughout the period of the obligation. The use of this investment strategy may increase net asset value fluctuation.


REPURCHASE AGREEMENTS

A repurchase agreement is a sale of securities to a fund in which the seller (a bank or broker-dealer believed by the Advisor to be financially sound) agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund could experience delays in both liquidating the underlying securities and losses, including the possible decline in the value of the collateral during the period while seeking to enforce its rights thereto, possible below-normal levels of income and lack of access to income during this period and expenses of enforcing its rights.


OPTIONS ON SECURITIES AND INDICES

The Balanced Fund and the Intermediate Bond Fund may purchase and sell put and call options on securities and indices, enter into interest rate and index futures contracts and options on futures contracts.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call), or sell to (put), the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security has the

<PAGE 5>

obligation upon exercise
of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference  between  the  cash  value  of  the  index  and  the exercise  price multiplied by the specific multiplier for the index option. (An index is designed to reflect specific facets of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators.)

A fund will write call options and put options only if they are "covered." This means, in the case of a call option on a security, the option is "covered" if a fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, assets having a value at least equal to that amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by a fund expires, the fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a fund expires, the fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when a fund elects to do so. A capital gain or loss will be realized from a closing purchase transaction if the cost of the closing option is less or more than the premium received from writing the option. If the premium received from a closing sale transaction is more or less than the premium paid to purchase the option, the fund will realize a capital gain or loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

A put or call option purchased by a fund is an asset of the fund, valued initially at the premium paid for the option. The premium received for an option written by a fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and ask prices.

There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation between these markets causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or expected events.

There can be no assurance that a liquid market will exist when a fund seeks to close out an option position. If a fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire. If a fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security a fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by a fund, the fund would not be able to close out the option. If restrictions on exercise of options were imposed, a fund might be unable to exercise an option it had purchased.



<PAGE 6>

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

A fund may use interest rate futures contracts, index futures contracts and options on such futures contracts. An interest rate, index or option on a futures contract provides for the future sale by one party, and purchase by another party, of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A public market exists in futures contracts covering a number of indices (including, but not limited to, the S&P 500 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to U. S. Treasury bonds, U. S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional types of futures contracts will be developed and traded.

A fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indices, as discussed above. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A fund may use futures contracts to hedge against, or increase its exposure to, fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of a fund's securities or the price of the securities that a fund intends to purchase. Although other techniques may be used to reduce or increase a fund's exposure to stock price, interest rate and currency fluctuations, a fund may be able to achieve its desired exposure more efficiently and cost effectively by using futures contracts and futures options.

A fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, Board of Trade or similar entity or quoted on an automated quotation system. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure desired. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, futures options and the related securities, technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. In the case of index futures contracts, for example, the composition of the index including the issuers and the weighting of each issue, may differ from the composition of a fund's portfolio. In the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the daily limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt

<PAGE 7>

liquidation  of  positions  and  subjecting  some  holders  of  futures
contracts  to  substantial  losses.   Stock  index  futures  contracts  are not
normally subject to such daily price change limitations.

There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures or futures option position. A fund may be exposed to possible loss on a position during such an interval and would continue to be required to meet margin requirements until the position was closed. In addition, many of the types of contracts discussed above are relatively new instruments with no significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.


INVESTMENT RESTRICTIONS

The MONETTA FUND operates under the following investment restrictions:

1)   The Fund will not issue any senior securities;

2) The Fund will not (i) sell securities short (unless the Fund owns an equal amount of such securities or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities), (ii) purchase securities on margin or (iii) write put and call options;

3) The Fund will not borrow money in excess of 5% of the value of its total assets, or pledge, mortgage or hypothecate its assets, at market value, to an extent greater than 10% of the Fund's total assets at cost (and no borrowing may be undertaken except from banks as a temporary measure for extraordinary or emergency purposes);

4) The Fund will not invest more than 5% of its total assets in the securities of any one issuer (this limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies and instrumentalities);

5) The Fund will not purchase the securities of companies in a particular industry if, thereafter, more than 25% of the Fund's total assets would consist of securities issued by companies in that industry (this limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies and instrumentalities);

6) The Fund will not acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer;

7)   The Fund will not purchase the securities of any other investment company;

8) The Fund will not purchase securities of any company with less than 3 years continuous operation (including that of any predecessor companies) if such purchase would cause the Fund's investments in all such companies, taken at cost, to exceed 5% of the value of the Fund's total assets;

9) The Fund will not purchase or retain the securities of any issuer if the Officers and Directors of the Fund, or its Advisor, own individually more than 1/2 of 1% of the securities of such issuer or together own more than 5% of the securities of such issuer;

10) The Fund will not act as securities underwriter, except to the extent necessary in connection with the disposition of Fund shares, or invest in real estate (although it may purchase shares of a real estate investment trust) or invest in commodities, commodities contracts, or financial futures contracts;

<PAGE 8>


11) The Fund will not invest in companies for the purpose of exercising control or management of such company;

12) The Fund will not invest in securities commonly referred to as "restricted securities" which are required to be registered under the Securities Act of 1933 before the securities can be resold to the public;

13) The Fund will not invest in repurchase agreements which mature in more than seven days;

14)  The Fund will not purchase shares which are not readily marketable;

15) The Fund will not make loans other than in accordance with the Fund's investment objectives, including the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase was made upon the original issuance of the securities.

Each of the restrictions noted above is "fundamental" which means that it cannot be changed without the approval of a majority of the Fund's outstanding voting securities.

THE TRUST AND EACH OF ITS SERIES OF FUNDS operate under the following investment restrictions:

1) The Funds, except for the Government Money Market Fund, may not invest more than 5% of its total assets (valued at the time of investment) in securities of a single issuer, with respect to 75% of the value of a Fund's total assets, except that this restriction does not apply to U.S. Government Securities;

     For the Government Money Market Fund, the Fund may not invest more than 5% of its total assets (valued at the time of investment) in securities of a single issuer, except that this restriction does not apply to (i) U.S. Government Securities or (ii) repurchase agreements;

2)   The Funds may not acquire securities of any one issuer, that at  the  time
     of   investment,  represent  more  than  10%  of  the  outstanding  voting securities of the issuer;

3) The Funds may not invest more than 25% of its total assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to U.S. Government Securities or, for the Government Money Market Fund, to repurchase agreements;

4) The Funds may not make loans, but this restriction shall not prevent the funds from buying bonds, debentures or other debt obligations that are publicly distributed or privately placed with financial institutions, investing in repurchase agreements or lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan*);

     For the Government Money Market Fund, the above restriction shall not prevent the Fund from purchasing U.S. Government Securities or entering into repurchase agreements;

5) The Funds may not borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's total assets at the time of borrowing, provided that the Fund will not purchase additional securities when its borrowings exceed 5% of total assets;

     For the Balanced Fund and the Intermediate Bond Fund only, the funds may not borrow money in connection with transactions for options, futures and options on futures;

<PAGE 9>


6) The Funds may not underwrite the distribution of securities of other issuers except insofar as it maybe deemed to be an "underwriter" for purposes of the Securities Act of 1933 on disposition of securities subject to legal or contractual restrictions on resale;**

7) The Funds may not purchase and sell real estate or interests in real estate, although the funds may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

8) The Funds may not purchase and sell commodities or commodity contracts, except futures and options on futures;

     For the Balanced Fund and the Intermediate Bond Fund, these Funds may not enter into any futures and options on futures;

9) The Funds may not make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions in connection with transactions in options, futures, and options on futures;

     For the Balanced Fund and the Intermediate Bond Fund, these Funds may not make margin purchase of securities for contracts on option, futures and options on futures;

10) The Funds may not sell securities short or maintain a short position, except securities that the Fund owns or has the right to acquire without payment of additional consideration;

11) The Funds may not issue any senior security except to the extent permitted under the Investment Company Act of 1940.


Each of the above-noted restrictions are "fundamental." In addition, the Small-Cap Fund, Mid-Cap Fund, Large-Cap Fund, Balanced Fund, Intermediate Bond Fund and Government Money Market Fund are subject to a number of restrictions that may be changed by the Board of Trustees of the Trust without Shareholders' approval. Under these non-fundamental restrictions, a fund may not:

1) Invest in companies for the purpose of management or the exercise of control;

2) Invest more than 5% of its total assets (valued at time of investment) in securities of issuers with less than three years' operation, including any predecessors;

3) Acquire securities of other registered investment companies, except in compliance with the Investment Company Act of 1940 and any applicable state laws;

4)   Invest more than  10%  of  its  net  assets  (valued  at  the time of such
     investment)   in  illiquid  securities,  including  repurchase  agreements maturing in more than seven days.






_______________
* Although they have the power to do so, the Balanced Fund and the Intermediate Bond Fund do not intend to lend portfolio securities.
**The Funds do not currently intend to invest in restricted securities.





<PAGE 10>

DIRECTORS, TRUSTEES AND OFFICERS


The following table lists the Board of Directors of the Monetta Fund and Trustees of the Monetta Trust.

The individuals marked by an asterisk (*) are considered interested persons (as defined in the Investment Company Act of 1940) as a result of their affiliation with various entities, including the Monetta Fund, the Advisor and the Monetta Trust.

The address for each Board member and Trustee listed below is 1776-A South Naperville Road, Suite 100, Wheaton, IL 60187.

                            Position(s)    Position(s)
                            Held           Held          Principal Occupations
NAME                   AGE  WITH FUND      WITH TRUST    AND OTHER AFFILIATIONS
Robert S. Bacarella*   51   Director and   Trustee and   Chairman, Chief Executive
                            President      President     Officer, and President of MFSI since
                                                         April 1997; Chairman and Chief
                                                         Executive Officer of MFSI, October 1,
                                                         1996, to April 1997;  President,  MFSI,
                                                         1984 to September 1996; Director, MFSI,
                                                         since 1984; Secretary, Treasurer, and
                                                         Director,  MIS LLC., (formerly  Monetta
                                                         Brokerage, Inc.), 1987 to 1999;
                                                         President and Director,  Fund  since
                                                         1985;  President  and   Trustee,  Trust
                                                         since 1993.

John W. Bakos*         53   Director       Trustee       Division  Placement Manager,
                                                         Sears, Roebuck & Co., since  1969;
                                                         Director and Vice President, MFSI, 1984
                                                         to 1991.

John L. Guy Jr.        48   Director       Trustee       Executive Director, First Union
                                                         Nat'l  Bank,  Small Business Solutions,
                                                         since  Nov.  1999;   President,  Heller
                                                         Small   Business  Lending   Corporation
                                                         (formerly  Heller First Capital Corp.),
                                                         May 1995 to Nov. 1999.

Mark F. Ogan           58   Director       Trustee       President, DuPage Capital
                                                         Management, Ltd., since April 1995;





<PAGE 11>

                                Position(s)   Position(s)
                                Held          Held          Principal Occupations
NAME                      AGE   WITH FUND     WITH TRUST    AND OTHER AFFILIATIONS
Paul W. Henry*            58    Director      N/A           SPR,   Inc.,  Project  Manager,
                                                            Computer  Systems,   since  June  1997;
                                                            Manager,  Financial Systems,  Signature
                                                            Group (Telemarketing),  1994  to  1997;
                                                            Director,  MFSI,  1984  to  1996,  Vice
                                                            President, MFSI, 1984 to 1991.

William M. Valiant        75    N/A           Trustee       Director,  MFSI,  February 1991
                                                            to 1997; Director, MIS, 1988  to  1997;
                                                            Vice  President  and  Treasurer,  Borg-
                                                            Warner Corporation, retired, July 1990.

William R. Bacarella      49   Vice          Vice          Vice President - Marketing MFSI, since
                               President     President     Dec.  1999;  Vice  President,  Fund and
                                                           Trust,   since   May  1997;  President,
                                                           MIS LLC  (formerly  Monetta   Brokerage,
                                                           Inc.), June 1995 to Nov. 1999.

Maria Cesario DeNicolo*   52   Chief         Chief         Chief Financial Officer, MFSI, since
                               Financial     Financial     May  1997; Secretary,   MFSI,  since
                               Officer,      Officer,      October  1996;  Treasurer, MFSI,  since
                               Treasurer     Treasurer     February 1994; Controller,  MFSI, since
                               and           and           June  1992;  Secretary,  Trust,   since
                               Secretary     Secretary     1993;  Treasurer,  Trust,  since  1994;
                                                           Treasurer,   Fund,  since  1993;  Chief
                                                           Financial  Officer,  MISLLC,  (formerly
                                                           Monetta Brokerage, Inc.), 1995 to 1999;

Christina M. Curtis       38  Assistant       Assistant    Asst. Secretary, Fund and Trust since
                              Secretary       Secretary    November,  1998;Asst.  Secretary,  MFSI
                                                           since October 1996.

Mr. Bacarella and Mr. Bakos serve as members of the Executive Committee of the Monetta Fund and Monetta Trust.
The  Executive   Committee,   which  meets  between  regular
meetings of the respective Boards, is authorized to exercise all of the Boards' powers.

None of the Directors or Trustees received or accrued any compensation such as Pension or Retirement Benefits.



<PAGE 12>


The following table sets forth compensation paid by the Monetta Fund and the Monetta Trust to their respective
Directors and Trustees during the year ended December 31, 2000:


NAME OF PERSON, POSITION                                                                              Total
                                                                                Pension or            Compensation From
                                              Aggregate            Aggregate    Retirement Benefits   Fund Complex Paid to
                                              Compensation From    Compensation Accrued As Part       Directors
                                              Fund                 From Trust   Fund Expenses
Robert S. Bacarella,Pres., Dir./Trustee(1)    $N/A                 $N/A         $0                   $N/A
John W. Bakos, Director(1)                    1,000                1,000        0                    2,000
John L. Guy, Jr., Director/Trustee            2,000                2,000        0                    4,000
Paul W. Henry, Director(1)                    750                  N/A          0                    750
Mark F. Ogan, Director/Trustee                2,250                2,250        0                    4,500
William Valiant, Trustee                      N/A                  1,000        0                    1,000

  (1) Directors and/or Trustees who are interested persons,
     including   all   employees   of   MFSI,   receive  no
     compensation from the Fund or the Trust. Compensation reflected above is for the period of January through December, 2000 and was paid by the Advisor.

 (2) The Monetta Fund Complex consists of the Monetta Fund,
     Inc. and the  series  of  funds  of the Monetta Trust.
     Neither the Monetta Fund nor the Monetta Trust offers any retirement or deferred compensation benefits to the members of the Boards of Directors.


SIGNIFICANT SHAREHOLDERS

At  March  31, 2001, the  Advisor  and  the  Directors  and
Officers of  the  Monetta  Fund,  as  a group, owned 87,194
shares which represent 1.01% of the issued and outstanding
shares of common stock of the Monetta Fund.   In  addition,
the Funds are unaware of any shareholders, beneficial or of record, who owned more than 5% of a Fund's outstanding shares as of that date.

Shares of the Trust owned by the Advisor, Trustees and Officers, as of March 31, 2001, were as follows:

                                                             ADVISOR
                                     ADVISOR             TRUSTEES & OFFICERS
                                 SHARES    % OF FUND     SHARES   % OF FUND
Small-Cap Fund                    23,861   8.20%         52,766   18.13%
Mid-Cap Fund                      4,452    0.32%         94,541   6.87%
Large-Cap Fund                    8,908    1.80%         23,852   4.81%
Balanced Fund                     55,360   7.88%         142,571  20.29%
Intermediate Bond Fund            11,230   0.41%         60,486   2.20%
Government Money Market Fund      86,019   1.87%         229,352  4.97%

The share ownership  for  the  Trustees  and  Officers as a
group  includes  the following shares owned by the  Advisor
over which Mr. Bacarella  exercises  voting control:  5,678
shares of the Monetta Fund; 23,861 shares  of the Small-Cap
Fund; 4,452 shares of the Mid-Cap Fund, 8,908 shares of the Large-Cap Fund; 55,360 shares of the Balanced Fund; 11,230 shares of the Intermediate Bond Fund; and 86,019 shares of the Government Money Market Fund. The share ownership for the Trustees and Officers as a group does include the following shares held in a 401(k) Plan for the employees of MFSI for which Mr. Bacarella is the Trustee of the plan and has voting control: 17,778 shares of the Monetta Fund;
3,234 shares of the Small-Cap Fund; 22,931 shares of the Mid-Cap Fund; 5,116 shares of the Large-Cap Fund; 7,389 shares of the

<PAGE 13>

Balanced Fund; 948 shares of the Intermediate
Bond Fund; and 10,169 shares of the Government Money Market
Fund.

Ownership of a significant percentage of the outstanding shares of the Small-Cap Fund and the Balanced Fund reduces the number of other shares that must be voted in accordance with the Advisor's vote to approve or disapprove any proposal requiring the approval of the Shareholders of the Trust or of the Funds.

SERVICE PROVIDERS

The Funds utilize  the  services  of  various providers to
conduct the daily activities of the Funds.   Each  of  the
service  providers  described  below  fulfills  a specific
function   and   is  necessary  to  ensure  the  efficient
operation to the Funds.

INVESTMENT ADVISOR AND ADMINISTRATOR

The investment advisor  and  administrator for the Monetta
Fund  and  Monetta  Trust is Monetta  Financial  Services,
Inc.,  ("MFSI").   Under   separate   Investment  Advisory
Agreements, dated November 10, 1988 and  February  1, 1997
respectively, the Advisor provides various services to the
Monetta  Fund  and  Monetta  Trust.   A description of the
responsibilities   of   the   Advisor   appears   in   the
"Management" section of the Prospectus.

Robert S. Bacarella owns 76.7% of the outstanding voting stock of the Advisor. Paul W. Henry and John W. Bakos each own 2.2%, and Maria C. De Nicolo owns 1.1% of the outstanding voting stock of the Advisor.

For the services provided to the Funds, the advisor is paid a monthly fee based on a percentage of the average net assets of each Fund. Investment management fees paid by each Fund, for the fiscal years ended December 31, 2000, 1999 and 1998, are as follows:

                         Investment Management Fees

FUND                              2000         1999          1998
Monetta Fund                      $1,345,766   $1,042,862    $1,447,513
Monetta Trust-
   Mid-Cap Fund                   156,411      121,868       155,677
   Small-Cap Fund                 38,538       26,028        25,563
   Large-Cap Fund                 67,464       46,642        30,387
   Balanced Fund                  40,053       37,454        58,089
   Intermediate Bond Fund         78,375       44,893        16,513
   Government Money Market Fund   9,692        10,257        11,772

Investment management  fees  waived  for  the Intermediate
Bond Fund and the Government Money Market Fund, for the fiscal years ended December 31, 2000,1999, and 1998, are as follows:

                                         Waived Fees

FUND                             2000        1999            1998
Intermediate Bond Fund           $27,621     $25,653         $9,430
Government Money Market Fund     9,692       10,257          11,772

In addition, custodian and transfer agent charges of $150, $175 and $330, for the fiscal years ended December 31, 2000, 1999 and 1998, respectively, were absorbed by the Advisor for the Government Money Market Fund.



<PAGE 14>

DISTRIBUTOR

The  shares  of  each  Fund  are  offered  for  sale  on  a
continuous   basis   through   Funds   Distributor,   Inc.,
("Distributor"),  a  registered  broker-dealer, pursuant to
written Distribution Agreements with  the  Monetta Fund and
the Monetta Trust.  Those agreements continue  from year to
year, provided such continuance is approved annually (i) by
a  majority  of the Board members or by a majority  of  the
outstanding voting  securities  of  each Fund and (ii) by a
majority of the Board members who are  not  parties  to the
Agreements  or interested persons of any such party.  There
are  no  sales   commissions   or   charges   directly   to
shareholders of the Funds. The fees and expenses of the Distributor are paid (i) by each Fund Series of the Monetta
Trust to the extent available within the limits of the Distribution and Service Plan (12b-1 plan) and (ii) to the extent Fund assets are not available under the Plan, by the Advisor.

For the Monetta Fund, the Advisor pays all the fees and expenses of the Distributor.

As agent, the Distributor offers shares of each Fund to investors at net asset value, without sales commissions or other sales load. The Distributor offers the Funds' shares only on a best-efforts basis.

The Distributor's  principal  business location is 60 State
Street, Suite 1300, Boston, MA  02109.


TRANSFER AGENT AND CUSTODIAN

Firstar  Mutual  Funds Services,  LLC,  615  East  Michigan
Street, 3rd Floor,  Milwaukee, Wisconsin 53202, acts as the
transfer agent and Firstar  Bank,  N.A., 425 Walnut Street,
6th floor, Cincinnati, Ohio, 45201  is  the custodian for
the  Funds.   It is responsible for holding all  securities
and cash of the  Funds, receiving and paying for securities
purchased,  delivering  against  payment  securities  sold,
receiving and  collecting  income  from investments, making
all payments covering expenses of the  Funds and performing
other administrative duties, all as directed  by authorized
persons of the Funds.  The custodian does not exercise  any
supervisory  function  in such matters as purchase and sale
of portfolio securities,  payment  of dividends, or payment
of expenses of the Funds.  The Funds  have  authorized  the
custodian   to  deposit  certain  portfolio  securities  in
central depository  systems as permitted under federal law.
The Funds may invest in obligations of the custodian and may purchase from, or sell securities to, the custodian.


LEGAL COUNSEL

The legal counsel for the Monetta Fund and the Monetta
Trust is D'Ancona & Pflaum, LLC, 111 E. Wacker Drive,
Suite 2800, Chicago, Illinois 60601-4205.


INDEPENDENT AUDITORS

The independent auditors for the Funds are  KPMG  LLP,  303
East   Wacker   Drive,   Chicago,   Illinois   60601.   The
independent auditors report on the Funds' annual financial statements, review certain regulatory reports and the Fund's income tax returns and perform other professional accounting, auditing, tax and business advisory services when engaged to do so by the Funds.



<PAGE 15>


MONETTA TRUST RULE 12B-1 PLAN

Effective February 1, 1997, the Monetta  Trust  adopted  a
Service  and  Distribution Plan ("12b-1 Plan") pursuant to
Rule 12b-1 under the 1940 Investment Company Act. The maximum aggregate amount a fund may pay for service fees and other distribution related expenses, as a percentage of the Fund's average net assets, is as follows:


FUND                                     % OF COMPENSATION
Small-Cap Fund                           .0025%
Mid-Cap Fund                             .0025%
Large-Cap Fund                           .0025%
Balanced Fund                            .0025%
Intermediate Bond Fund                   .0025%
Government Money Market Fund             .0010%

Any excess fees and or expenses incurred, for such service and distribution activities, may be paid directly by the Advisor.
For the Government Money Market Fund, since inception, the Board of Trustees has elected to waive the Distribution and Service (12b-1) Fees. This waiver may be discontinued, however if the Board of Trustees so elects.


The  principal   types  of  activities,  for  which  12b-1
payments have been  made  and/or incurred, for the Monetta
Trust, during the fiscal year ended December 31, 2000, are as follows:


                                  Small-Cap   Mid-Cap   Large-Cap  Balanced  Bond
                                  Fund        Fund      Fund       Fund      Fund
  Advertising                     $0          $28,707   $1,811     $0        $0

  Printing and mailing of
   Prospectus to other than
   current shareholder            0           0         0          0         0

  Compensation to personnel       0           0         0          0         0

  Compensation to Broker-         2,039       4,363     2,630      3,517     48,896
  Dealers

  Compensation to Sales           0           0         0          0         0
  Personnel

  Other -State registration       10,806      19,067    18,118     18,207    7,097
   filing fees

  Other -Distributor charges      0           0         0          0         0

The 12b-1 Plan will continue  in  effect  only so
long  as  it is approved, at least annually,  and
any  material   amendment  or  agreement  related
thereto is approved by the Trust's Board of Trustees, including those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or any agreement related to the 12b-1 Plan ("Qualified Trustees") acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding voting securities of a Fund.

It  is  the opinion of the Board of Trustees that
the 12b-1 Plan is necessary to maintain a flow of
subscriptions   to   offset  redemptions  and  to
encourage sales of shares  to permit the Funds to
reach an economically viable  size.   Redemptions
of   mutual  fund  shares  are  inevitable.    If
redemptions  are  not  offset by subscriptions, a
fund shrinks in size and  its ability to maintain
quality     shareholder    services     declines.
Eventually, redemptions  could  cause  a  fund to
become  unprofitable.   Furthermore,  an extended
period  of  significant  net  redemptions may  be
detrimental  to  the  orderly management  of  the
portfolio.  The offsetting of redemptions through
sales    efforts   benefits    shareholders    by
maintaining  the viability of a fund.  Additional


<PAGE 16>

benefits may accrue  from  net  sales  of  shares
relative  to  portfolio  management and increased
shareholder   servicing  capability.    Increased
assets enable a fund to further diversify its portfolio, which spreads and reduces investment risk while increasing opportunity. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff which can respond more effectively and promptly to shareholder's inquiries and needs.


CODE OF ETHICS

The Fund and the Trust have a Code of Ethics designed to ensure that the interests of the Funds' shareholders come before the interests of the people who manage the Funds. Among other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying or selling any equity securities or any securities sold in private placements in which the person has, or by reason of the transaction acquires, any direct or indirect beneficial ownership without the prior approval of the Funds' compliance officer.


BROKERAGE ALLOCATION

The  Advisor has discretion  to  select  brokers,
dealers   and   market   to   execute   portfolio
transactions.  The main objective is to seek  the
best  combination  of net price and execution for
the Funds.  When executing  transactions  for the
Funds,  the Advisor will consider all factors  it
deems relevant,  including  the  breadth  of  the
market   in   the  security,  the  price  of  the
security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission. Transactions of the Funds in the over-the-counter market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

All securities transactions, of the  Intermediate
Bond Fund and the Government Money Market Fund, in 2000, 1999 and 1998 , respectively, were executed on a principal basis. That is to say, a mark-up or mark-down was taken by the broker rather than charge a separate commission.

The increase in commission dollars paid in year
2000 compared to prior years is primarily due to the higher turnover rate as a result of excessive market volatility, as well as the increased use of electronic trading systems as they relate to over-the-counter trades which historically have been principal trades.

In   selecting  brokers  or  dealers  to  execute
particular  transactions  and  in  evaluating the
best  net  price  and  execution  available,  the
Advisor is authorized to consider "brokerage  and
research services" (as those terms are defined in
Section  28(e)  of the Securities Exchange Act of
1934), statistical  quotations  (specifically the
quotations  necessary  to  determine  the  Funds'
asset values) and other information  provided  to
the  Funds  or  the Advisor.  The Advisor is also
authorized to cause  the Funds to pay a broker or
dealer who provides such  brokerage  and research
services  a commission for executing a  portfolio
transaction  which  is in excess of the amount of
commission another broker  or  dealer  would have
charged  for  effecting  that  transaction.   The
Advisor  must  determine in good faith,  however,
that such commission  was  reasonable in relation
to  the  value  of  the  brokerage  and  research
services  provided,  viewed   in  terms  of  that
particular  transaction or in terms  of  all  the
accounts  over   which   the   Advisor  exercises
investment  discretion.   It  is  possible   that
certain  of  the services received by the Advisor
attributable to  a  particular  transaction  will
benefit  one  or  more  other  accounts for which
investment   discretion  is  exercised   by   the
Advisor.

In valuing research services, the Advisor makes a
judgment of the  usefulness of research and other
information provided  by  a broker to the Advisor
in managing the Funds' investment portfolios.  In
some cases, such information,  including  data or
recommendations concerning particular securities,
relates  to the specific transaction placed  with
the broker.   In  general,  however, the research
consists   of  a  wide  variety  of

<PAGE 17>


information concerning  companies,   industries,   investment
strategy and economic, financial and political conditions and prospects useful to the Advisor in advising the Funds.

The   Advisor   is   the  principal   source   of
information  and  advice  to  the  Funds  and  is
responsible  for  making   and   initiating   the
execution  of  investment decisions by the Funds.
However, the respective  Boards recognize that it
is important for the Advisor,  in  performing its
responsibilities  to  the  Funds, to continue  to
receive  and  evaluate  the  broad   spectrum  of
economic  and  financial  information  that  many
securities brokers have customarily furnished  in
connection   with   brokerage  transactions.   In
compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. The extent, if any, to which the obtaining of such information may reduce the expenses of the Advisor in providing management services to the Funds is not determinable. In addition, it is understood by the respective
Boards that other clients of the Advisor might also benefit from the information obtained for the Funds, in the same manner that the Funds might also benefit from the information obtained by the Advisor in performing services for others.

Although  investment  decisions for the Funds are
made   independently   from   those   for   other
investment advisory clients of the Advisor, it may develop that the same investment decision is made for a Fund and one or more other advisory clients. If a Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

As provided for by Rule 6-07  under Regulation S-
X,  the Funds may enter into "Directed  Brokerage
Payment  Arrangements".   In  directed  brokerage
arrangements, the Funds can use their commission dollars to offset fund-operating expenses such as transfer agent fees, custodial fees, audit and legal fees, and printing of shareholders reports.
As of December 31, 2000, no such arrangements had been made.

MFSI and its affiliates, Officers, Directors  and
employees  may,  from  time to time, have long or
short  positions  in,  and   buy   or  sell,  the
securities  or  derivatives  of  companies  held,
purchased  or sold by individual clients  or  the
funds.  MFSI  has adopted guidelines to avoid any
conflict of interest  between  the  interests  of
Monetta Trust, Monetta Fund, individually managed
accounts,  affiliates,  Officers,  Directors  and
employees.   In any situation where the potential
for conflict exists,  transactions  for the Funds
and individual clients take precedence  over  any
Advisor  or  affiliate  transactions.  Guidelines
include a restriction on  trading in any security
which  the  Advisor  knows,  or   has  reason  to
believe, is being purchased or sold or considered
for  purchase  or  sale  by  a  mutual  fund   or
individual  client  until these transactions have
been completed or considered  abandoned.  Initial
public  offerings  are  allocated   only  to  the
Advisor's mutual fund clients.

Until  December, 1999, the Board of Directors  of
Monetta  Fund  and  the  Board of Trustees of the
Monetta Trust have each determined that portfolio
brokerage transactions for their respective Funds
may   be  executed  through  Monetta   Investment
Services,  LLC (MIS), an affiliate of the Adviser
if, in the judgment  of  the  Adviser, the use of
MIS was likely to result in prices  and execution
at  least  as  favorable  to  the  Fund as  those
available from other qualified brokers and if, in
such transaction, MIS charged the Fund commission
rates  consistent with those charged  by  MIS  to
comparable   unaffiliated  customers  in  similar
transactions.   MIS  was  dissolved  in  December
1999.  For the years 1999 and 1998, the Board  of
Directors  of  Monetta  Fund  and  Monetta Trust,
including   a  majority  of  the  Directors   and
Trustees who  were not "interested" Directors and
Trustees, had each  adopted procedures which were
reasonably   designed   to   provide   that   any
commissions, fees or other remuneration paid to MIS were consistent with the foregoing standard.
The Funds did not affect principal transactions with MIS.


<PAGE 18>


For the fiscal years ended December 31, 2000, 1999 and 1998, aggregate brokerage commissions of each Fund were as follows:


FUND                                   2000          1999         1998
Monetta Fund                           $1,212,055    $717,850     $561,819
Monetta Trust-
     Small-Cap Fund                        68,595      30,190     19,865
     Mid-Cap Fund                          69,963      76,310     173,989
     Large-Cap Fund                        22,442       8,776     20,956
     Balanced Fund                         24,599      13,127     48,918


Of the aggregate broker commissions paid by the Funds for the fiscal years ended December 31, 2000, 1999 and 1998, the following amounts were paid to MIS:


                        2000                1999                1998
                     COMMISSIONS         COMMISSIONS         COMMISSIONS
                     Amount  % OF TOTAL  AMOUNT  % OF TOTAL  AMOUNT  % OF TOTAL
Monetta Fund         $ 0     0.0%        $660    0.1%        $22,650 4.0%
Monetta Trust-
    Small-Cap Fund   0       0.0%        0       0.0%        800     4.0%
    Mid-Cap Fund     0       0.0%        4,725   6.2%        16,200  9.3%
    Large-Cap Fund   0       0.0%        0       0.0%        900     4.3%
    Balanced Fund    0       0.0%        200     1.5%        4,530   9.3%




<PAGE 19>


CAPITAL STOCK AND OTHER SECURITIES

 . MONETTA FUND

The Fund has one class of capital  stock,  $0.01
par  value.   Each full share is entitled to one
vote and to participate equally in dividends and
distributions declared  by  the Fund (fractional
shares have the same rights,  proportionally, as
full shares).  Fund shares are  fully  paid  and
non-assessable  when  issued  and  have  no pre-
emptive,  conversion  or  exchange  rights.  The
obligations  and  liabilities  associated   with
ownership, or shares, in the Fund are limited to the extent of the shareholder's investment in the Fund. Voting rights are non-cumulative so that the holders of more than 50% of the shares voting in any election may, if they so choose, to elect all of the Directors of the Fund.

 . MONETTA TRUST

Under the terms of the Trust's agreement and Declaration of Trust ("Declaration of Trust"), the Trustees may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the Trustees. All shares issued are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights.

Each  Fund's  shares are entitled to participate
pro-rata   in   any    dividends    and    other
distributions declared by the Board of Trustees with respect to shares of that Fund. All shares of a Fund have equal rights in the event of liquidation of that Fund.

Under Massachusetts law, the shareholders of the
Trust  may, under certain circumstances, be held
personally  liable  for the Trust's obligations.
However,  the  Declaration  of  Trust  disclaims
liability  of  the  Shareholders,  Trustees  and
Officers of the  Trust  for acts or obligations,
of  any  Fund,  which are binding  only  on  the
assets  and  property   of   that   Fund.    The
Declaration  of  Trust  requires  that notice of
such  disclaimer  be  given  in  each agreement,
obligation or contract entered into  or executed
by  the  Trust  of  the Board of Trustees.   The
Declaration     of    Trust     provides     for
indemnification out  of  a  Fund's assets of all
losses and expenses of any Fund shareholder held
personally  liable  for the Fund's  obligations.
Thus,  the  risk  of  a  shareholder   incurring
financial   loss   on   account  of  shareholder
liability  is remote, since  it  is  limited  to
circumstances   in   which   the  disclaimer  is
inoperative and the Fund itself is unable to meet its obligations. The risk of a particular fund incurring financial loss as a result of an unsatisfied liability of another fund of the Trust is also believed to be remote since it would also be limited to claims to which the disclaimer did not apply and to circumstances in which the other fund was unable to meet its obligations.

Each  share  has  one vote and fractional shares
have fractional votes.  As a business trust, the
Trust is not required to hold annual shareholder
meetings.   However,  special  meetings  may  be
called for purposes such as electing or removing
Trustees,   changing    fundamental   investment
policies or approving an investment advisory agreement. On any matters submitted to a vote of Shareholders, shares are voted by individual series and not in the aggregate, except when voting in the aggregate is required by the 1940
Investment Company Act or other applicable laws.
Shares of a Fund are not entitled to vote on any matter not affecting that Fund. All shares of the Trust vote together in the election of Trustees.

The Trustees serve indefinite terms of unlimited duration. The Trustees appoint their own successors, provided that at least two-thirds of the Trustees, after any such appointment, have been elected by the Shareholders. Shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of the two-thirds of the outstanding shares of the Trust. A trustee may be removed with our without cause upon the written declaration of a majority of the Trustees.






<PAGE 20>


SHAREHOLDER SERVICES

BUYING AND SELLING SHARES

Detailed  information  regarding  the  purchase,
redemption  and  exchange   of  Fund  shares  is
contained in the Funds' Prospectus, which is available free of charge by calling our toll-free number (1-800-MONETTA).

The  Funds  reserve  the  right  to  suspend   or
postpone redemptions of shares of any fund during
any period when (a) trading on the New York Stock
Exchange ("NYSE") is restricted, as determined by
the  Securities  and Exchange Commission ("SEC"),
or the NYSE is closed  for  other  than customary
weekend and holiday closings, (b) the  SEC has by
order   permitted   such  suspension  or  (c)  an
emergency,  as  determined  by  the  SEC,  exists
making  disposal  of   portfolio   securities  or
valuation   of  net  assets  of  such  fund   not
reasonably practicable.

The Monetta Fund and the Monetta Trust have each elected to be governed by Rule 18f-1, under the 1940 Investment Company Act, pursuant to which it is obligated to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash but may be paid wholly or partly by a distribution of securities in kind.

VALUATION OF FUNDS' SHARES

Each Fund's net asset value is determined on days
on which the NYSE is open for trading.   The NYSE
is regularly closed on Saturdays and Sundays  and
on  New  Year's Day, the third Monday in January,
the third  Monday  in  February, Good Friday, the
last Monday in May, Independence  Day, Labor Day,
Thanksgiving  and  Christmas.   If one  of  these
holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

For purposes of calculating the net asset value per share, the assets of the Fund are valued as follows:

1)  VALUATION  -  Securities  for   which  market
quotations are readily available at the  time  of
valuation   are   valued  on  that  basis.   Each
security traded on  a  national stock exchange or
on the Nasdaq National Market  is  valued  at its
last  sale price on that day or, if there are  no
sales that day, at the mean of the latest bid and
ask  quotations.    All   other  over-the-counter
securities  for  which  reliable  quotations  are
available are valued at the  mean  of  the latest
bid  and ask quotations.  Long-term straight-debt
securities  for  which  market quotations are not
readily  available are valued  at  a  fair  value
based on valuations  provided by pricing services
approved   by  the  Board,   which   may   employ
electronic data  processing techniques, including
a matrix system, to determine valuations.  Short-
term debt securities  for which market quotations
are not readily available  are valued by use of a
matrix   prepared   by  the  Advisor   based   on
quotations  for  comparable   securities.   Other
assets and securities held by a Fund for which these valuation methods do not produce a fair value are valued by a method that the Board believes will determine a fair value.

2) VALUATION OF GOVERNMENT  MONEY  MARKET  FUND -
Government Money Market Fund values its portfolio
by  the  "amortized  cost  method"  by  which  it
attempts to maintain its net asset value at $1.00
per  share.   This involves valuing an instrument
at its cost and  thereafter  assuming  a constant
amortization  to  maturity  of  any  discount  or
premium,  regardless of the impact of fluctuating
interest  rates   on  the  market  value  of  the
instrument.   Although   this   method   provides
certainty  in valuation, it may result in periods
during which  value,  as  determined by amortized
cost, is higher or lower than  the price the Fund
would  receive if it sold the instrument.   Other
assets are valued at a fair value determined in good faith by the Board of Trustees.

In connection with the  Government  Money  Market
Fund's  use of amortized cost and the maintenance
of the Fund's per-share net asset value of $1.00,
the Trust  has  agreed  (i) to seek to maintain a
dollar-weighted   average   portfolio    maturity
appropriate    to   the   Fund's   objective   of
maintaining relative  stability  of

<PAGE 21>

principal and not in excess of 90 days, (ii) not to purchase a portfolio instrument with a remaining maturity of greater than thirteen months and (iii) to limit its purchase of portfolio instruments to those instruments that are denominated in U.S. dollars which the Board of Trustees determines represent minimal credit risks and that are of eligible quality as determined by any major rating service as defined under SEC Rule 2a-7 or, in the case of any instrument that is not rated, of comparable quality as determined by the Board of Directors.

The Trust has established  procedures  reasonably
designed to stabilize the Fund's price per  share
as   computed   for  the  purpose  of  sales  and
redemptions at $1.00.   Those  procedures include
review  of the Fund's portfolio holdings  by  the
Board of  Trustees  at such intervals as it deems
appropriate to determine  whether  the Fund's net
asset values calculated by using available market
quotations  or  market  equivalents deviate  from
$1.00   per  share  based  on   amortized   cost.
Calculations are made to compare the value of its
investments  valued at amortized cost with market
value.   Market  values  are  obtained  by  using
actual  quotations  provided  by  market  makers,
estimates of market value, values from yield data
obtained  from  the  Advisor's  matrix  or values
obtained  from  an  independent  pricing service.
Any such service may value the Fund's investments
based  on methods which include consideration  of
yields or  prices  of  securities  of  comparable
quality,  coupon,  maturity and type, indications
as  to  values from dealers  and  general  market
conditions.    The   service   may   also  employ
electronic data processing techniques, a matrix system or both to determine valuations.

In   connection   with  the  Fund's  use  of  the
amortized cost method  of  portfolio valuation to
maintain its net asset value  at $1.00 per share,
the  Fund  might incur or anticipate  an  unusual
expense, loss, depreciation, gain or appreciation
that would affect  its  net asset value per share
or income for a particular period.  The extent of
any deviation between the  Fund's net asset value
based upon available market  quotations or market
equivalents   and  $1.00  per  share   based   on
amortized cost  will  be examined by the Board of
Trustees  as  it  deems  appropriate.    If  such
deviation   exceeds  1/2  of  1%,  the  Board  of
Trustees will  promptly  consider what action, if
any, should be initiated.  In the event the Board
of Trustees determines that  a  deviation  exists
that  may  result  in  material dilution or other
unfair   results   to   investors   or   existing
shareholders,  it will take  such  action  as  it
considers appropriate  to eliminate or reduce, to
the extent reasonably practicable,  such dilution
or unfair results.  Actions which the Board might
take  include  (i)  selling portfolio instruments
prior to maturity to  realize  capital  gains  or
losses  (ii)  shorten  average portfolio maturity
(iii)   increasing,   reducing,   or   suspending
dividends  or  distributions   from   capital  or
capital gains or (iv) redeeming shares  in  kind.
The Board might also establish a net asset value per share by using market values, which may result in a deviation of net asset value from $1.00 per share.


TAXATION OF THE FUNDS

Each Fund, since inception  has  qualified,  and
intends  to  continue to qualify as a "regulated
investment company"  under  Subchapter  M of the
Internal  Revenue Code of 1986 (the "Code"),  as
amended.  Such  qualification  exempts the Funds
from federal income taxes to the  extent that is
distributes   substantially   all  of  its   net
investment income and net realized capital gains to the shareholders.


PERFORMANCE INFORMATION

YIELD

The Balanced Fund and Intermediate  Bond Fund may
quote yield figures from time to time.  Yield  is
computed  by  dividing  the net investment income
per share earned during a  30-day  period  (using
the  average number of shares entitled to receive
dividends)  by  the  net asset value per share on
the last day of the period.   The  Yield  formula
provides for semiannual compounding which assumes
that   net   investment   income  is  earned  and
reinvested at a constant rate and annualized at the end of a six-month period.


<PAGE 22>


The Yield formula is as follows:

YIELD = 2(((a-b/cd) + 1) - 1)

a = dividends  and  interest  earned  during  the  period   (for  this
    purpose, the Fund will recalculate the yield to maturity based on market value of each portfolio security on each business day on which net asset value is calculated);

b = expenses accrued for the period (net of reimbursements);

c = the average daily number of shares outstanding during the period that were entitled to receive dividends;

d = the net asset value of the fund.

The Intermediate Bond Fund's yield for the 30 days ended December 31, 2000, was 6.95 %.

CURRENT OR EFFECTIVE YIELD

The  Government  Money  Market  Fund  may quote a
"Current  Yield"  or "Effective Yield", or  both,
from  time to time.   The  Current  Yield  is  an
annualized yield based on the actual total return
for a seven-day  period.   The Effective Yield is
an annualized yield based on  a daily compounding
of  the  Current  Yield.  These yields  are  each
computed by first determining  the "Net Change in
Account Value" for a hypothetical  account having
a share balance of one share at the  beginning of
a  seven-day period ("Beginning Account  Value"),
excluding  capital  changes.   The  Net Change in
Account   Value   will  always  equal  the  total
dividends declared with respect to the account, assuming a constant net asset value of $1.00.


The Yields are then computed as follows:

Current Yield    = NET CHANGE IN ACCOUNT VALUE X 365
                   ---------------------------   ---
                   Beginning Account Value        7

Effective Yield  = (1 + NET CHANGE IN ACCOUNT VALUE) 365/7 - 1
                   --------------------------------
                   Beginning Account Value


In addition to fluctuations reflecting changes in
net income of the fund resulting  from changes in
income earned on its portfolio securities  and in
its  expenses,  the  fund's  yield  also would be
affected   if  the  fund  were  to  restrict   or
supplement its dividends in order to maintain its
net  asset  value  at  $1.00   (see  "Shareholder
Information"  in the Prospectus and "Valuation of
Fund   Shares"   herein).     Portfolio   changes
resulting from net purchases or  net  redemptions
of  fund  shares  may affect yield.  Accordingly,
the fund's yield may vary from day to day and the
yield stated for a  particular past period is not
a representation as to  its  future  yield.   The
fund's yield is not assured, and its principal is not insured, however, the Fund will attempt to maintain its net asset value per share at $1.00.

For the seven days ended December 31, 2000, the Government Money Market Fund's current seven-day yield was 6.45% and the effective yield was 6.66%.


TOTAL RETURN

From time to time, each Fund may give information
about  its  performance  by  quoting  figures  in
advertisements  and  sales  literature.  "Average
Annual  Total  Return"  is  the  average   annual
compounded rate of change in value represented by the total return percentage for the period.

<PAGE 23>

Average Annual Total Return is computed as follows:

 ERV = P(1+T)n

 P =  the amount of an assumed initial investment of $1,000 in fund shares;

 T =  average annual total return;

 n =  number of years from initial investment to the end of the period

 ERV = ending redeemable value of $1,000 investment held until the end of such period.


ADVERTISING INFORMATION

In  advertising  and sales literature, a fund may
compare its yield  and  performance  with that of
other mutual funds, indices or averages  of other
mutual funds, indices of related financial assets
or   data  and  other  competing  investment  and
deposit  products available from or through other
financial  institutions. The composition of these
indices or averages  differs  from  that  of  the
Funds.   Comparison  of  a fund to an alternative
investment should be made with consideration of differences in features and expected performance.

All  of  the  indices and averages used  will  be
obtained from the  indicated sources or reporting
services, which the Funds believe to be generally
accurate.  A fund may  also  note  its mention in
newspapers, magazines or other media from time to
time.     However,    the    Funds    assume   no
responsibility  for  the  accuracy of such  data.
Newspapers and magazines which  might  mention  a
Fund   include,  but  are  not  limited  to,  the
following:

Business Week                                         Los Angeles Times
Changing Times                                                    Money
Chicago Tribune                                      Mutual Fund Letter
Chicago Sun-Times                                           Morningstar
Crain's Chicago Business                                       Newsweek
Consumer Reports                                     The New York Times
Consumer Digest                                 Pensions and Investment
Financial World                                       Personal Investor
Forbes                                                  Stanger Reports
Fortune                                                            Time
Investor's Daily                                              USA Today
Kiplinger's                                  U.S. News and World Report
L/G No-Load Fund Analyst                        The Wall Street Journal

When a newspaper, magazine, or other publication mentions the Fund, such mention may include (i) listings of some or all of the Fund's holdings,
(ii) descriptions of characteristics of some or all of the securities held by the Fund, including price-earnings ratios, earnings, growth rates and other statistical information and comparisons of that information to similar statistics for the securities comprising any of the indices or averages listed above and (iii) descriptions of the Fund's or a portfolio manager's economic and market outlook.

A Fund's performance is a result of conditions in
the securities markets, portfolio  management and
operating expenses. Although information  such as
that described above may be useful in reviewing a
Fund's  performance  and  in providing some basis
for     comparison    with    other    investment
alternatives, it is not necessarily indicative of future performance and should not be used for comparison with other investments using different reinvestment assumptions or time periods.

The Funds may also compare their performances to various stock indices (groups of unmanaged common stocks), including Standard & Poor's 500 Stock
Index,  the  Value  Line  Composite  Average  the
Russell

<PAGE 24>

Indices, the Nasdaq  Composite Index, the
Dow Jones Industrial Average or  to  the Consumer
Price Index or groups of comparable mutual funds,
including    rankings    determined   by   Lipper
Analytical Services, Inc. (an independent service
that  monitors  the  performance  of  over  1,000
mutual funds), Morningstar, Inc. or that of any another service.

The Funds may also cite its ranking,  recognition
or  other  mention by Morningstar.  Morningstar's
ranking system  is  based  on risk-adjusted total
return performance and is expressed  in  a  star-
rated   format.   The   risk-adjusted  number  is
computed  by  subtracting  a  fund's  risk  score
(which is a function of the fund's monthly return
less the 3-month Treasury bill  return)  from the
fund's  load-adjusted  total  return  score. This
numerical  score is then translated into  ranking
categories,  with  the top 10% labeled five star,
the next 22.5% labeled  four  star,  the next 35%
labeled  three  star, and next 22.5% labeled  two
star,  and  the bottom  10%  one  star.   A  high
ranking reflects either above-average performance or below-average risk or both.


FINANCIAL STATEMENTS

The financial statements for the Fund and Trust,
including   the    Statement   of   Assets   and
Liabilities and the  Statement of Operations for
the fiscal year ended December 31, 2000, and the
Statements of Changes  in  Net  Assets  for  the
fiscal  years ended December 31, 2000, and 1999,
are included  in  the  Monetta  Family of Mutual
Funds  Annual  Report  to shareholders  for  the
fiscal  year  ended  December  31,  2000.   Also
included in the Annual  Report are the financial
highlights for the Fund and the Trust, each such
Annual   Report   is  incorporated   herein   by
reference.   You  may   receive  copies  of  the
reports without charge by calling 1-800-MONETTA.

APPENDIX I - FIXED INCOME SECURITIES RATINGS

GENERAL RATINGS INFORMATION

A  rating  by  a  rating service  represents  the
service's opinion as to the credit quality of the
security being rated.   However,  the ratings are
general and are not absolute standards of quality
or guarantees as to the credit-worthiness  of  an
issuer.   Consequently, the Advisor believes that
the quality  of debt securities in which the Fund
invests should  be continuously reviewed and that
individual analysts  give different weightings to
the various factors involved  in credit analysis.
A  rating  is not a recommendation  to  purchase,
sell or hold a security, because it does not take
into account  market  value  or suitability for a
particular   investor.    When  a  security   has
received  a rating from more  than  one  service,
each rating  should  be  evaluated independently.
Ratings   are   based   on  current   information
furnished by the issuer or obtained by the rating
services from other sources  which  they consider
reliable.   Ratings may be changed, suspended  or
withdrawn  as   a   result   of  changes  in,  or
unavailability of, such information or for other reasons. The following is a description of the characteristics of ratings used by Moody's and S&P.

BOND RATINGS
 . Ratings by Moody's

Bonds  rated  Aaa  are  judged  to  be  the  best
quality.   They  carry  the  smallest  degree  of
investment risk and are generally referred  to as
"gilt edge."  Interest payments are protected  by
a  large  or  an  exceptionally stable margin and
principal  is  secure.    Although   the  various
protective  elements  are likely to change,  such
changes   are   not   likely    to   impair   the
fundamentally strong position of such bonds.

Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in the Aaa Bonds, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

<PAGE 25>

Bonds  rated  A possess many favorable investment
attributes and  are  to  be  considered  as upper
medium   grade   obligations.    Factors   giving
security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds rated Baa  are  considered  as medium grade
obligations   (i.e.,  they  are  neither   highly
protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Bonds rated Ba  are  judged  to  have speculative
elements and their future cannot be considered as
well assured.  Often the protection  of  interest
and  principal payments may be very moderate  and
thereby   not   well  safeguarded  during  future
periods   of   significant    economic    change.
Uncertainty of position characterizes bonds in this class.

Bonds rated B generally lack characteristics of a
desirable investment.   Assurance of interest and
principal payments or of maintenance of other terms of the contract, over any length of time, may be minimal.

Bonds rated Caa are of poor quality. Such issues may be in default or there may be present negative elements with respect to principal or interest.

NOTE:  Moody's  applies numerical modifiers 1, 2,
and   3   in  each  of   these   generic   rating
classifications  in  its  corporate  bond  rating
systems.   The  modifier  1  indicates  that  the
security ranks in the higher end of its generic rating category.

 . RATINGS BY STANDARD AND POOR'S

Debt rated AAA has  the highest rating available.
Ability to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong ability to pay interest and repay principal and differs only minimally from the highest rated issues.

Debt rated A has a strong ability to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as  having an adequate
ability  to  pay  interest  and repay  principal.
Whereas it normally exhibits  adequate protection
parameters, adverse economic conditions  are more
likely  to  lead  to  a  weakened  ability to pay
interest  and  repay principal for debt  in  this
category   than  for   debt   in   higher   rated
categories.

Bonds rated BB, B, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties and major risk exposures to adverse conditions.

NOTE:  These  ratings  may  be  modified  by  the
addition  of a plus (+) or minus (-) sign to show
relative  standing   within   the   major  rating
categories.

<PAGE 26>




Commercial Paper Ratings

 . Ratings by Moody's

The   rating   Prime-1   (P-1)   is  the  highest
commercial  paper  rating  assigned  by  Moody's.
Among  the  factors  considered  by  Moody's   in
assigning ratings are the following:

(1)  evaluation   of   the
     management of the issuer;

(2)  economic evaluation of the issuer's industry
     or    industries   and   an   appraisal   of
     speculative type risks which may be inherent in certain areas;

(3)  evaluation   of  the  issuer's  products  in
     relation   to   competition   and   customer
     acceptance;

(4)  liquidity;

(5)  amount and quality of long-term debt;

(6)  trend  of earnings over a period of ten years;

(7)  financial strength of a parent  company  and
     the   relationships  which  exist  with  the
     issuer;

(8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

These factors are all considered in determining whether the commercial paper is rated P-2 or P-3.

RATINGS BY STANDARD & POOR'S

The  rating A-1+ is  the  highest,  and  A-1  the
second  highest, commercial paper rating assigned
by S&P. Paper  rated  A-1+  must  have either the
direct credit support of an issuer  or  guarantor
that possesses excellent long-term operating  and
financial    strengths   combined   with   strong
liquidity   characteristics    (typically,   such
issuers   or  guarantors  would  display   credit
quality characteristics which would warrant a senior bond rating of AA or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics.

Paper   rated   A-1   must  have  the   following
characteristics:

1)   liquidity  ratios are adequate to
     meet cash requirements,

2)   long-term senior debt is rated A or better,

3)   the   issuer   has   access  to  at  least  two
     additional channels of borrowing,

4)   basic  earnings  and  cash  flow  have  an
     upward  trend  with  allowances   made  for
     unusual   circumstances.   Typically,   the
     issuer's industry is well established and the issuer has a strong position within the industry and the reliability and quality of management are unquestioned.

Relative  strength  or  weakness  of  the  above
factors   determines   whether    the   issuer's
commercial paper is rated A-2 or A-3.


<PAGE 27>


Monetta Family
of Mutual Funds
No-Load

Monetta Fund

Monetta Trust
 Small-Cap Equity Fund
 Mid-Cap Equity Fund
 Large-Cap Equity Fund
 Balanced Fund
 Intermediate Bond Fund
 Government Money Market Fund


Annual Report
December 31, 2000



1-800-MONETTA
  www.monetta.com



TABLE OF CONTENTS


Performance Highlights

            Monetta Fund....................................4
            Monetta Small-Cap Equity Fund...................5
            Monetta Mid-Cap Equity Fund.....................6
            Monetta Large-Cap Equity Fund...................7
            Monetta Balanced Fund...........................8
            Monetta Intermediate Bond Fund..................9
            Monetta Government Money Market Fund............10

Schedule of Investments

            Monetta Fund....................................11
            Monetta Small-Cap Equity Fund...................13
            Monetta Mid-Cap Equity Fund.....................14
            Monetta Large-Cap Equity Fund...................16
            Monetta Balanced Fund...........................17
            Monetta Intermediate Bond Fund..................18
            Monetta Government Money Market Fund19

Financial Statements

            Statements of Assets & Liabilities..............20
            Statements of Operations........................21
            Statements of Changes in Net Assets.............22
            Notes to Financial Statements...................24

Independent Auditors' Report................................31

Footnote:
Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Historically, small company stocks and mid-cap companies stocks have been more volatile than large company stocks, including the increased risk of price fluctuations. An investment in the Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Excluding  the  Government  Money  Market  Fund,  the  Monetta  Funds,  at  the
discretion of the Portfolio Manager, may invest in Initial Public Offerings (IPO's) which may significantly impact their performance. Due to the speculative nature of IPO's, there can be no assurance that IPO participation will continue and that IPO's will have a positive effect on Funds' performance. For the year ended December 31, 2000, none of the Funds participated in IPO's.

References to individual securities are the views of the Advisor at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings are subject to change.

Participation in a dollar cost averaging plan does not assure a profit and does not protect against a loss in declining markets.

Since indices are unmanaged, it is not possible to invest in them.

Sources for performance data include Lipper Analytical Services, Inc., and Frank Russell Company.

For a prospectus containing more complete information please call Monetta at 1-800-MONETTA. Please read it carefully before you invest or send money.

Distributor: Funds Distributor, Inc. 2/01

Monetta Family of No-Load Mutual Funds


                                                       January 19, 2001


Dear Fellow Shareholders:

The year 2000 was one of the most extraordinary years in the history of the stock market. Investors experienced a technology correction, a protracted presidential election outcome and a stumbling economic environment. The result was extreme market volatility and poor overall market index returns. For example, the technology driven NASDAQ Index plunged an astounding 39.3%, its worst year ever. The Dow Jones Industrial Average fell 6.2%, its worst calendar year decline since 1981 while the S&P 500 Index dropped 9.1%, its worst year since 1977.

It was a year when a well-diversified investment portfolio faired well, especially with the solid returns generated in the bond and money market sectors.

The largest sector loser last year was technology, as investors reacted to concerns over decelerating revenue growth. As economic concerns surfaced, investors shifted to more defensive sectors or old economy stocks such as utility, healthcare, foods and oils. It was a humbling year for growth investors and a recovery year for the value investor.

The Monetta equity funds, which emphasize growth stock investing, were hurt by this technology driven hurricane. True to our style we did not abandon the growth stock sector but rather consolidated into our stronger growth companies. To protect principal we aggressively realized gains and trimmed losses, which resulted in above average portfolio turnover and significant capital gains distributions.

Is the market's roller-coaster ride over?

No, we believe that market volatility is here to stay. An increasing number of investors are reacting quickly to daily information and the more one pays attention to short-term events the greater the market volatility. One of the best defenses against excessive market volatility is to maintain a longer-term investment perspective, have a well-balanced investment portfolio and follow a dollar cost averaging investment approach to reach long-term financial goals.

We continue to be very optimistic about the investment opportunities in growth stocks, especially in the technology sector. These growth sectors are the key to increasing economic productivity, keeping inflation low and creating employment opportunities.

Thank you for being one of our valued shareholders.

Sincerely,





Robert S. Bacarella                             Timothy R. Detloff, CPA
President and Founder                           Vice-President and
                                                Portfolio Manager




MONETTA FUND                              PERIOD ENDED 12/31/2000


Investment Objective:         Market Capitalization:  Total Net Assets:
Capital Appreciation/Income   $2.1 billion               $103.4 million



PERFORMANCE:                  Average Annual Total Return

                     1 Year      5 Year      10 Year
Monetta Fund        (15.97)%      8.27%      11.43%
Russell 2000*        (3.02)%     10.31%      15.53%
RUSSELL 2000 GROWTH* (22.43)%     7.14%      12.80%

*Source Frank Russell Company

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. The graph to the right compares the change in value of a $10,000 investment in the Monetta Fund and the Russell 2000 Stock and Growth indices, with dividend and capital gains reinvested. The Russell 2000 Stock and Growth Indices are broad measures representative of Small-Cap companies. Please refer to footnote at bottom of Page 2.


(Performance Graph Appears Here)

                             RUSSELL     RUSSELL
   10 YEAR      MONETTA       2000        2000
    DATE         FUND     TOTAL RETURN   GROWTH
    12/90       10,000       10,000      10,000
    3/91        11,852       12,974      13,055
    6/91        12,208       12,773      12,602
    9/91        13,859       13,814      13,962
    12/91       15,589       14,605      15,119
    3/92        15,689       15,701      15,533
    6/92        14,688       14,629      13,667
    9/92        15,124       15,049      13,932
    12/92       16,444       17,294      16,294
    3/93        15,354       18,033      16,002
    6/93        15,468       18,427      16,462
    9/93        16,671       20,038      17,998
    12/93       16,526       20,564      18,470
    3/94        16,090       20,018      17,719
    6/94        15,218       19,239      16,607
    9/94        16,289       20,574      18,156
    12/94       15,499       20,189      18,021
    3/95        16,993       21,120      19,010
    6/95        18,167       23,100      20,896
    9/95        20,431       25,381      23,272
    12/95       19,842       25,931      23,616
    3/96        20,148       27,254      24,972
    6/96        20,773       28,618      26,431
    9/96        20,735       28,715      26,206
    12/96       20,163       30,209      26,275
    3/97        18,699       28,646      23,519
    6/97        22,544       33,290      27,648
    9/97        27,050       38,244      32,326
    12/97       25,443       36,963      29,677
    3/98        28,242       40,681      33,203
    6/98        25,709       38,785      31,296
    9/98        19,667       30,970      24,299
    12/98       23,144       36,021      30,042
    3/99        20,545       34,069      29,538
    6/99        23,516       39,366      33,893
    9/99        23,794       36,879      32,226
    12/99       35,134       43,679      42,988
    3/00        41,770       46,771      46,978
    6/00        40,392       45,003      43,515
    9/00        37,932       45,501      41,786
    12/00       29,519       42,357      33,346



PORTFOLIO COMPOSITION

ALL OTHER INDUSTRIES          29.0%
SEMICONDUCTORS                17.5%
PHARMACEUTICALS               17.4%
HEALTHCARE-SERVICES           9.8%
ELECTRONICS                   7.7%
COMMERCIAL SERVICES           6.9%
(A)                           6.4%
CHEMICALS                     5.3%


TOP 5 EQUITY HOLDINGS:

                              % of Net Assets
Actel Corp.                   5.4%
Cabot Microelectronics Corp.  4.6%
AremissoftCorp.               3.7%
Micrel Corp.                  3.3%
Amerisource Health Corp.CL A  2.7%
Total Top 5 Holdings          19.7%


COMMENTARY

The Monetta Fund posted a return in 2000 of negative 15.97%. Over the previous two-year period, the Monetta Fund reported an annualized return of 12.94 %, exceeding the Russell 2000 return of 8.43% during this same period.

Within the small-cap sector in 2000, performance was differentiated by investment style. Returns of small-cap value funds significantly exceeded the returns of small-cap growth funds. This is illustrated by the fact that the Russell 2000 Growth Index declined by 22.43% in 2000, compared to the overall Russell 2000 Index decline of 3.02%.

The Monetta Fund is an aggressive small-cap growth fund. We generally focus our investments in traditional high growth segments of the economy including technology, health care and consumer. While the health care segment performed well in 2000, the technology group produced negative returns that more than offset any gains we realized in the health care area. Gains and losses in other sectors of the portfolio were not material to the overall return of the Monetta Fund in 2000.

In keeping with our sell discipline we sold securities that exhibited deteriorating fundamentals or performed poorly relative to their peer group. This still did not provide adequate downside protection in what became a brutal market for technology stocks. The difficulty was not only in the fact that the NASDAQ index, which is generally considered a proxy for the technology group, declined over 50% from the March peak to the end of 2000, but that it had several significant rallies throughout the year which gave investors false hope.

We did not want to seriously underweight the technology group, as it has historically been an exceptionally strong performing group and most growth investors have a heavy weighting in the group. Being underweighted can result in significant underperformance when the market for technology stocks takes off. Our approach was to keep our technology weighting in line with our growth peers, but to reduce the number of holdings into what we believe are our best companies. In fact, we have taken that approach to the entire fund given the sharp market sell-off late last year. We have reduced the number of holdings in the fund from over 200 positions in mid-year 2000 to approximately 100 currently.

While 2000 was certainly a challenging year for growth stock investing, it is comforting to know that valuations are very reasonable if not outright cheap. We have a number of high growth companies in the portfolio which have produced extraordinary long-term earnings growth, but are selling at a fraction of their historical price to earnings ratio. When small-cap growth investing comes back into favor, we believe we are well positioned to participate in the rally.

MONETTA SMALL-CAP EQUITY FUND PERIOD ENDED 12/31/2000

Investment Objective:         Market Capitalization:  Total Net Assets:
Capital Appreciation          $2.2 billion                 $4.2 million



PERFORMANCE:                  Average Annual Total Return

                                            Since Inception
                     1 Year      3 Year      2/1/97
Monetta Small-Cap
  Equity Fund        (18.74)%     8.76%       17.72%
Russell 2000*        (3.02)%      4.65%       8.47%
Russell 2000 Growth* (22.43)%     3.96%       5.60%

*Source Frank Russell Company.

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph to the right compares the change in value of a $10,000 investment in the Monetta Small-Cap Equity Fund and the Russell 2000 Stock and Growth Indices with dividend and capital gains reinvested. The Russell 2000 Stock and Growth Indices are a broad measure representative of Small-Cap companies. Please refer to footnote at bottom of Page 2.


(Performance Graph Appears Here)


                      RUSSELL     RUSSELL
                      2000        2000
Period    SMALL-Cap   INDEX      GROWTH

12/96     10,000      10,000      10,000
3/97      9,490       9,297       8,733
6/97      11,820      10,804      10,266
9/97      15,089      12,412      12,003
12/97     14,716      11,996      11,019
3/98      15,956      13,203      12,329
6/98      15,317      12,588      11,621
9/98      12,237      10,051       9,022
12/98     14,278      11,690      11,155
3/99      13,223      11,057      10,968
6/99      15,930      12,776      12,585
9/99      16,057      11,969      11,966
12/99     23,260      14,177      15,962
3/00      26,191      15,181      17,443
6/00      23,347      14,607      16,157
9/00      24,327      14,768      15,516
12/00     18,902      13,748      12,382



PORTFOLIO COMPOSITION

PHARMACEUTICALS               21.8%
TELECOMMUNICATION EQUIPMENT   16.6%
SEMICONDUCTORS                11.9%
(A)                           11.8%
RETAIL                        9.1%
SOFTWARE                      8.5%
HEALTHCARE-SERVICES           8.5%
ALL OTHER INDUSTRIES          6.8%
CHEMICALS                     5.0%


TOP 5 EQUITY HOLDINGS:

                               % of Net Assets
Express Scripts, Inc. - CL A   7.3%
Inet Technologies, Inc.        6.7%
Cabot Microelectronics Corp.   4.9%
IMPATH, Inc.                   4.6%
Aremissoft Corp.               4.1%
Total Top 5 Holdings           27.6%


COMMENTARY

The Monetta Small-Cap Equity Fund for the year ended December 31, 2000 declined 18.74%. Within the small-cap sector in 2000, performance was differentiated by investment style. Returns of small-cap value funds significantly exceeded the returns of small-cap growth funds. This is illustrated by the fact that the Russell 2000 Growth Index declined by 22.43% in 2000, compared to the overall Russell 2000 Index decline of 3.02%.

For the two year period ended December 31, 2000, the Fund reported an annualized return of 15.06%, exceeding the Russell 2000 return of 8.43%. Inception-to-date, the Fund posted an annualized return of 17.72% versus the Russell 2000 benchmark return of 8.47%.

The Fund is a concentrated portfolio of securities due to the relatively small asset base. Last year was the first bear market since the inception of the Fund in early 1997. The bear market brought new challenges to the management of the Fund. In particular, the small number of positions magnified the markets' gyrations, which made the volatility of the Fund quite high.

Among the stronger performing group of securities were Express Scripts Inc., a pharmacy benefit management company, and Aremissoft Corp., an enterprise software concern. On December 31, 2000 they represented 7.3% and 4.1%, respectively, of net assets. Detracting from performance were several semiconductor companies, including Integrated Device Technology and Trikon Technologies. Both securities were eliminated from the portfolio in 2000.

The Fund's negative return in 2000 was primarily due to the steep decline in the technology sector, however, we chose not to underweight the technology group in 2000 due to its superior long-term fundamentals. Unfortunately, the economic slowdown continued to drag down technology stocks. In the fourth quarter of 2000, the Fund declined 23.9% while the NASDAQ Index, which is a reasonable proxy for technology stocks, declined 32.7%.

We continue to feel that there has never been a better time to be invested in small-cap stocks. There are many exciting high growth companies in this investment class. We look forward to reporting to you in future periods.

MONETTA MID-CAP EQUITY FUND   PERIOD ENDED 12/31/2000

Investment Objective:         Market Capitalization:   Total Net Assets:
Capital Appreciation          $7.6 billion                 $16.3 million


PERFORMANCE:                  Average Annual Total Return

                                                 Since Inception
                         1 Year      5 Year      3/1/93
Monetta Mid-Cap
  Equity Fund           (12.69)%     16.32%      18.04%
S&P 400 Mid-Cap Index*   16.21%      18.86%      16.17%

*Source Lipper Analytical Services, Inc.

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S&P 400. The S&P 400 Index is a broad measure representative of the general market. Please refer to footnote at bottom of Page 2.

(Performance Graph Appears Here)


PERIOD    MIDCAP    S & P 400

3/1/93    10,000    10,000
3/93      11,670    10,220
6/93      11,880    10,455
9/93      13,120    10,978
12/93     13,540    11,274
3/94      13,475    10,793
6/94      13,109    10,399
9/94      13,887    11,103
12/94     13,835    10,817
3/95      14,835    11,692
6/95      16,536    12,723
9/95      17,603    13,965
12/95     17,233    14,165
3/96      18,717    15,037
6/96      19,106    15,470
9/96      19,855    15,920
12/96     21,402    16,885
3/97      21,314    16,634
6/97      24,277    19,085
9/97      27,761    22,145
12/97     27,639    22,329
3/98      30,239    24,787
6/98      29,362    24,257
9/98      22,920    20,800
12/98     27,408    26,472
3/99      27,145    24,783
6/99      30,639    28,290
9/99      28,862    25,840
12/99     41,719    30,192
3/00      50,597    33,926
6/00      47,911    32,736
9/00      50,249    36,611
12/00     36,425    35,110


PORTFOLIO COMPOSITION

ALL OTHER INDUSTRIES          33.1%
TELECOMMUNICATIONS            12.5%
ELECTRONICS                   10.9%
SOFTWARE                      9.4%
INTERNET                      8.6%
SEMICONDUCTORS                8.0%
PHARMACEUTICALS               7.6%
BIOTECHNOLOGY                 5.3%
(A)                           4.6%


TOP 5 EQUITY HOLDINGS:

                               % of Net Assets
Dynegy, Inc.                   2.1%
Perkinelmer, Inc.              1.9%
Express Scripts, Inc. - CLA    1.9%
Calpine Corp.                  1.7%
DST Systems, Inc.              1.6%
Total Top 5 Holdings           9.2%


COMMENTARY

After a strong start, the Mid-cap Fund faltered in the fourth quarter, declining 27.5%, ending the year down 12.69%. The Fund trailed its benchmark, the S&P 400 Mid-Cap Index, which was up 16.21% last year. The Fund's underperformance in year 2000 was primarily due to its technology weightings, the worst performing sector as demonstrated by the technology weighted NASDAQ composite, which declined over 39%. Also, the emphasis of growth over value stocks was another factor weighing on performance. Longer term, the Fund's performance remains very competitive. Since inception, the Fund's annualized return of 18.04% compares favorably to the 16.17% return of its benchmark index.

In spite of the strong underlying fundamentals of technology companies, the stock valuations plummeted largely due to announced earnings slow down and general profit taking from the sector. We aggressively realized gains and trimmed losses on many of the Fund's technology holdings and consolidated into our most promising growth candidates. The result was higher than normal Fund turnover and a significant capital gains distribution.

We made a few noteworthy sector-weighting changes - most notably in the healthcare sector. The healthcare sector increased from 5.6% to approximately 17.2% of the portfolio by year-end. New purchases in this area included IDEC Pharmaceuticals Corp., a biopharmaceutical company and Wellpoint Health
Network, Inc., a health maintenance organization representing 1.2% and 1.4% respectively of the Fund's net assets on December 31, 2000.

We also took advantage of the technology sell-off as we added selectively to the sector. For example, during the fourth quarter we added to Xilinx, Inc. and TriQuint Semi Conductor, Inc., both top-notch semiconductor manufacturing companies and leaders in their respective areas. On December 31, 2000, they represented 1.3% and 0.8%, respectively, of the Fund's net assets.

Although tempting, we chose not to be swayed by short-term investor sentiment away from the technology sector. We remain convinced of the long-term growth prospects of this sector, which should benefit from a combination of lower interest rates, benign inflation and modest economic growth. Our investment focus, as always, will remain on investing in those companies/sectors with above average growth characteristics, demonstrated industry leadership and talented management teams.

MONETTA LARGE-CAP EQUITY FUND PERIOD ENDED 12/31/2000


Investment Objective:         Market Capitalization:  Total Net Assets:
Capital Appreciation          $84.4 billion                $7.4 million


PERFORMANCE:              Average Annual Total Return

                                         Since Inception
                     1 Year      5 Year      9/1/95

Monetta Large-Cap
  Equity Fund        (14.96)%    18.30%   18.27%
S&P 500 Index*       (9.10)%     18.33%   19.30%

*Source Lipper Analytical Services, Inc.

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Large-Cap Equity Fund to the S&P 500 Index. The S&P 500 Index is a broad measure representative of Large-Cap companies. Please refer to footnote at bottom of Page 2.

(Performance Graph Appears Here)


PERIOD   LARGE       S&P500

9/95     10,000      10,482
12/95    10,574      11,105
3/96     11,344      11,701
6/96     11,923      12,225
9/96     12,864      12,603
12/96    13,555      13,653
3/97     13,842      14,020
6/97     15,621      16,465
9/97     17,333      17,699
12/97    17,167      18,207
3/98     18,413      20,745
6/98     18,008      21,433
9/98     14,165      19,307
12/98    18,716      23,441
3/99     21,543      24,608
6/99     22,880      26,343
9/99     22,366      24,699
12/99    28,820      28,372
3/00     31,838      29,022
6/00     30,259      28,250
9/00     30,029      27,976
12/00    24,512      25,788


PORTFOLIO COMPOSITION

ALL OTHER INDUSTRIES             30.6%
DIVERSIFIED FINANCIAL SERVICES   11.3%
HEALTHCARE-PRODUCTS              10.4%
TELECOMMUNICATIONS               10.3%
SOFTWARE                         10.7%
RETAIL                           9.7%
COMPUTERS                        7.6%
ELECTRONICS                      5.7%
(A)                              3.7%



TOP 5 EQUITY HOLDINGS:

                            % of Net Assets
Kohl's Corp.                4.1%
Merrill Lynch & Co., Inc.   3.7%
Citigroup, Inc.             3.5%
UnitedHealth Group, Inc.    3.3%
Sanmina Corp.               3.1%
Total Top 5 Holdings        17.7%

COMMENTARY

Last year was an unfavorable climate for large-cap growth companies. These shares came under pressure from near-term profit uncertainties and increasing evidence of slowing economic growth. As a result, as of December 31, 2000, the Monetta Large-Cap Fund declined 14.96%, lagging its benchmark, the Standard and Poor's 500 Index, which declined 9.10%. It's weightings in the technology and telecommunication areas, which were beaten-down in 2000, largely accounted for the Fund variance.

Over the three-year period ended December 31, 2000, the Large-Cap Fund posted an annualized return of 12.59%, a very competitive return when compared to its benchmark, which was up 12.26%.

In 2000, the Fund benefited from its holdings in a number of non-technology areas, including healthcare, retail and oil service. With regard to sector allocation, the most noteworthy change was the increase in the Fund's exposure to the healthcare industry which represented 16.1% of the Fund's net assets on December 31, 2000. Companies added included UnitedHealth Group, Inc., a national health maintenance organization, HCA-The Healthcare Co., hospitals and healthcare entry operator and Johnson and Johnson Co., a large diversified health care products manufacturer. They represented 3.3%, 1.8% and 2.8%, respectively, of the Fund's net assets on December 31, 2000.

The Fund's technology exposure declined throughout the year primarily due to market forces and our elimination of several positions. We realized gains on sale of Micron Technology., 3Com Corp. and China Mobile Ltd., while cutting losses by selling our positions in Microsoft Corp., Yahoo!, Inc. and America Online, Inc.

Technology will continue to be a major theme in the Fund as we continue to favor the risk/return opportunities of this sector. Our favorites include Corning, Inc., BEA Systems, Inc. and Oracle Corp. representing 2.9%, 2.7% and 1.6%, respectively, of the Fund's net assets, on December 31,2000.

We continue to position the Fund to benefit from the exciting growth opportunities in "new economy" companies in industries such as technology, healthcare, retail and the service sector. While the market could remain volatile due to economic concerns, we are optimistic about the Fed's easing monetary policy, attractive stock valuation levels and benign inflation levels.

MONETTA BALANCED FUND         PERIOD ENDED 12/31/2000

Investment Objective:         Market Capitalization:    Average Maturity:
Capital Appreciation/Income   $77.8 billion             9.8 Years

Total Net Assets:   $9.2 million



PERFORMANCE:            Average Annual Total Return

                                              Since Inception
                        1 Year      5 Year    9/1/95
Monetta Balanced Fund   (5.15)%     15.30%    15.55%
  S&P 500 Index*        (9.10)%     18.33%    19.30%
Lehman Bros. Gov't/Credit
  Bond Index*           11.85%      6.24%      6.95%

*Source Lipper Analytical Services, Inc.

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Balanced Fund to the S&P 500 Index and the Lehman Gov't/Credit. Bond Index with dividends and capital gains reinvested. Please refer to footnote at bottom of Page 2.

(Performance Graph Appears Here)

Period      Balanced          S&P 500      Lehman Corp/Govt Bond

9/95        10,000            10,482                  10,000
12/95       10,616            11,105                  10,573
3/96        11,131            11,701                  10,326
6/96        11,913            12,225                  10,374
9/96        12,547            12,603                  10,557
12/96       13,369            13,653                  10,880
3/97        13,358            14,020                  10,786
6/97        14,642            16,465                  11,179
9/97        16,431            17,699                  11,570
12/97       16,205            18,207                  11,941
3/98        17,321            20,745                  12,123
6/98        16,923            21,433                  12,351
9/98        15,004            19,307                  12,962
12/98       17,602            23,441                  12,979
3/99        18,952            24,608                  12,823
6/99        19,782            26,343                  12,682
9/99        19,353            24,699                  12,751
12/99       22,814            28,372                  12,698
3/00        24,609            29,022                  13,040
6/00        24,018            28,250                  13,229
9/00        24,833            27,976                  13,609
12/00       21,639            25,788                  14,204



PORTFOLIO COMPOSITION

COMMON STOCKS                 58.6%
CORPORATE BONDS               26.5%
TREASURY NOTES                6.4%
U.S. GOV'T AGENCIES           5.3%
ASSET BACKED SECURITIES       2.2%
(A)                           1.0%



TOP 5 EQUITY HOLDINGS:

                            % of Net Assets
UnitedHealth Group, Inc.    2.7%
Research in Motion Ltd.     2.6%
Emulex Corp.                2.6%
Johnson & Johnson Co., Inc. 2.3%
Merrill Lynch & Co., Inc.   2.2%
Total Top 5 Holdings        12.4%


COMMENTARY

The Balanced Fund, for the year ended December 31, 2000 declined 5.15% compared with the Standard and Poor's 500Index return of negative 9.10% and the Lehman Brothers Government/Credit Bond Index return of 11.85%.

The Fund's assets are invested in a diversified portfolio, consisting of approximately 60% stocks and 40% bonds. The Fund's asset category mix and sector diversification minimized the investment impact of the technology sell-off and the sector rotation out of new to old economy companies.

For the five year period ended December 31, 2000, the Fund produced a solid annualized investment return of 15.30% compared to the S&P 500 and Lehman Brothers Gov/Corp. Index returns of 18.33% and 6.24%, respectively.

The common stock portion of the Fund continued to be weighted toward large capitalization growth stocks. During the year the Fund's allocation mix shifted away from established technology companies, such as Dell Computer, Sun Microsystems, Lucent Technologies, Motorola and MCI Worldcom, Inc. Assets were moved into new economy technology stocks, such as Cisco Systems, Corning, Inc. Emulex Corp. and Newport Corp. representing 1.2%, 1.1%, 2.6%, and 1.7%, respectively, of the Fund's net assets at December 31, 2000. We also raised the Fund's weightings in the financial sector and healthcare sector given their attractive valuations relative to the technology sector.

Approximately 75% of the Funds holdings were traded last year with the primary objective to preserve principal, cut losses and reduce overall fund volatility. Best performing stocks last year included Merrill Lynch Co., UnitedHealth Group and Schlumberger Ltd. representing 2.2%, 2.7% and 1.7%, respectively of net assets. The worst performing sector was technology including shares of Microsoft Corp., Cacheflow, Inc. and Yahoo!, Inc. which we sold during the year.

The Fund's fixed income portion was supported by a more favorable interest rate outlook. Bond prices benefited as evidence of a slowing economy materialized. The best performing sectors were the high quality Treasury and Corporate bonds sectors, which made up the majority of the Fund's fixed income portfolio.

Going forward, we do not plan to make any significant strategy shifts between the stock and bond sector weightings. We will remain concentrated in high quality, intermediate term bonds, using moderate shifts in Fund's duration and/or credit quality to maximize returns.

The Fund's equity focus continues to be on those growth companies that offers the strongest relative earnings growth opportunities and are leaders within their respective industries.

MONETTA INTERMEDIATE BOND FUND                       PERIOD ENDED 12/31/2000

Investment Objective:   30-Day SEC Yield:  Average Maturity:  Total Net Assets:
Income                  6.95%              4.8 Years          $25.4 million


PERFORMANCE:

                                                    Since Inception
                            1 Year      5 Year      3/1/93
Monetta Intermediate
  Bond Fund                 8.13%       6.66%       6.98%
Lehman Interm.
  Gov't/ Credit Bond Index* 10.12%      6.11%       6.17%

*Source Lipper Analytical Services, Inc.

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. **Total returns are net of a portion or all of the advisory fees waived by the Advisor. Had fees not been waived, the 30-day SEC yield would have been 6.85% versus 6.95%. The graph above compares the change in value of a $10,000 investment in the Monetta Intermediate Bond Fund to the Lehman Intermediate Government/Credit Bond Index. The Lehman Government/Corporate Intermediate Bond Index measures that specific segment of the bond market. Please refer to footnote at bottom of Page 2.

(Performance Graph Appears Here)

Period         Bond Fund                Lehman Int.Corp/Bond

3/1/93         10,000                   10,007
3/93           10,000                   10,028
6/93           10,399                   10,255
9/93           10,732                   10,486
12/93          10,817                   10,504
3/94           10,585                   10,291
6/94           10,494                   10,229
9/94           10,613                   10,313
12/94          10,705                   10,302
3/95           11,270                   10,754
6/95           11,866                   11,292
9/95           12,046                   11,479
12/95          12,282                   11,883
3/96           12,245                   11,784
6/96           12,428                   11,859
9/96           12,702                   12,068
12/96          13,074                   12,364
3/97           13,041                   12,350
6/97           13,485                   12,715
9/97           13,908                   13,058
12/97          14,238                   13,338
3/98           14,443                   13,546
6/98           14,748                   13,800
9/98           15,382                   14,420
12/98          15,431                   14,463
3/99           15,548                   14,436
6/99           15,371                   14,378
9/99           15,632                   14,510
12/99          15,678                   14,517
3/00           15,902                   14,735
6/00           15,897                   14,984
9/00           16,376                   15,416
12/00          16,952                   15,986


PORTFOLIO COMPOSITION

CORPORATE BONDS               77.6%
U.S. GOV'T AGENCIES           15.6%
(A)                           4.4%
TREASURY NOTES                2.4%



MATURITY PROFILE:


                        % of Net Assets
1 Year or Less          11.0%
1-3 Years               19.2%
3-6 Years               38.5%
6-10 Years              25.5%
Over 10 Years           5.8%
Total                   100.0%

COMMENTARY

The Monetta Intermediate Bond Fund gained 8.13% for the year ended December 31, 2000 versus a 10.12% return for the benchmark Lehman Brothers Intermediate Government/Credit Index.

The performance variance was due in part to the general deterioration of corporate credit spreads versus treasuries - widest in almost 10 years - but primarily to a position in Conseco Finance. Conseco was forced to restate earnings in April 2000 and was subsequently downgraded. Several formative steps taken by new management have been fruitful in turning Conseco around and helped create a significant recovery in security valuation.

The bond market began the year under pressure from a Federal Reserve intent on raising rates to reign in market euphoria. By the end of the year, however, the bond market rallied behind lower rates and produced respectable double-digit returns. The bond market also enjoyed its best year over the S&P 500 (+20.76%) since the inception of Lehman Indices in 1973.

Bond market performance for the year was dominated by two main factors: underperformance of lower quality securities and large movements in the yield curve. The first 6 months saw the Fed raise short rates to 6.5% - highest since 1995. Coupled with large budget surpluses and declining Treasury supply, the yield curve "inverted" - long bond yields below shorter maturity yields. By the middle of the year, investors were praising the Fed for engineering a "soft landing" as the stock market retreated and the economy slowed to a more stable level. Weak consumer related economic data throughout the fourth quarter caused Fed to abandon a 19-month position regarding inflation fears and adopt an "easing bias". In the first two weeks of January 2001, the Fed reduced the Federal Funds rate and discount rate by .50%. This action capped a year that saw a 180o reversal in the markets.

We believe that the Fed will continue to act with an "easing bias" to support a "soft landing" scenario. There is support for lower interest rates as economic growth rates are declining, inflation is not materializing and productivity gains remain strong.

We will continue to overweight the higher yielding credit sectors of the bond market. The yield premium for owning non-Treasury securities is at historically high levels, which is inconsistent with one of the strongest economies in recent years. We believe the Fed is not done lowering rates and therefore we are maintaining a maximum maturity/duration range in the Fund. We have also been incrementally increasing the quality of our portfolio positions as opportunities arise.

We are encouraged by the prospects for a rewarding fixed economic environment in 2001 - lower rates and narrowing credit spreads should present a unique opportunity for the Fund to outperform.

MONETTA GOVERNMENT MONEY MARKET FUND                  PERIOD ENDED 12/31/2000

Investment Objective:             7-Day Yield:      Average Days to Maturity
Income and Capital Preservation   6.45%**           23 Days

Total Net Assets:
$4.5 million


PERFORMANCE:

                                            Since Inception
                     1 Year      5 Year     (3/1/93)

Monetta Government
  Money Market Fund  6.03%**     5.27%**     4.92%**
Lipper US Gov't Money
  Market Funds Avg.* 5.71%       5.00%       4.62%

*Source Lipper Analytical Services, Inc. Lipper is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective. Past performance is no guarantee of future results.

Past performance is no guarantee of future results. **Total returns are net of advisory and distribution fees waived and voluntary absorption of all or part of the Fund's operating expenses by the Advisor. Had fees not been waived, the 7-day SEC yield would have been 6.10%, versus 6.45%, on December 31, 2000. An investment in the Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please refer to footnote at bottom of Page 2.

(Performance Graph Appears Here)

Period      Money Market Fund     Lip. Money Mkt Avg.

3/1/93      10,000                10,000
3/93        10,013                10,023
6/93        10,072                10,088
9/93        10,147                10,154
12/93       10,224                10,222
3/94        10,301                10,290
6/94        10,396                10,374
9/94        10,507                10,475
12/94       10,637                10,597
3/95        10,788                10,738
6/95        10,950                10,885
9/95        11,110                11,030
12/95       11,262                11,174
3/96        11,401                11,309
6/96        11,539                11,440
9/96        11,683                11,579
12/96       11,832                11,711
3/97        11,977                11,846
6/97        12,126                11,988
9/97        12,281                12,135
12/97       12,441                12,284
3/98        12,599                12,433
6/98        12,760                12,585
9/98        12,927                12,738
12/98       13,091                12,894
3/99        13,244                13,045
6/99        13,397                13,180
9/99        13,554                13,327
12/99       13,726                13,485
3/00        13,908                13,655
6/00        14,109                13,843
9/00        14,326                14,057
12/00       14,555                14,265




PORTFOLIO COMPOSITION

(A) FED. HOME LOAN MORTG CORP   46.7%
FED. NAT'L MORTG. ASSOC.        37.2%
FED. HOME LOAN BANK DISC. NOTES 16.1%


ALLOCATION:

Government Obligations          99.2%
Other Assets Less Liabilities   0.8%
Total                           100.0%


COMMENTARY

The Monetta Government Money Market Fund gained 6.03% for the year ended December 31, 2000. The return ranked the Fund 19th of 134 funds in the Lipper U.S. Government Money Market Funds category which gained 5.71% for the same period. For the 3 year and 5 year period ended December 31, 2000, the Fund ranked 10th of 110 funds and 13th of 100 funds, respectively.

The Federal Reserve began the year raising interest rates in an attempt to slow down an economy that had posted a 7% growth rate in the fourth quarter of 1999, continuing an inflation fighting position in place since late 1998. The
Federal Funds rate reached 6.50% by mid-year 2000 with the Fed firmly entrenched in a "tightening bias". By the beginning of the fourth quarter 2000, substantial slowing in consumer confidence and spending became a serious concern to the Fed - the consumer constitutes approximately 2/3 of economic growth in the U.S. In the first two weeks of January 2001 the Fed abruptly changed monetary policy and lowered the Federal Funds rate and discount rate by
 .50%.

We believe the table is set for further reduction in short term interest rates in the first half of 2001 but not without some challenges - the Fed has to apply the tools of its trade so as to manage a slowdown without overshooting.

The Funds basic investment strategy has not changed. We continue to overweigh the agency discount rate sector versus T-bills because of the yield premium this sector provides. The average maturity of the Fund at December 31, 2000 was 23 days. We anticipate some selective maturity extension in the Fund to lock up current yields in anticipation of further Federal Reserve short-term interest rate reductions.

The Monetta Government Money Market Fund is the most conservative of the Monetta Family of Funds. Its primary objectives are the preservation of capital and liquidity. The investment emphasis is on stability and the highest quality investments.

SCHEDULE OF INVESTMENTS                               DECEMBER 31, 2000


MONETTA FUND


COMMON STOCKS - 93.6%                                 VALUE
NUMBER OF SHARES                                      (In Thousands)

Banks - 2.9%
  19,000    Commerce Bancorp, Inc.                    $ 1,299
  20,000    East West Bancorp, Inc.                     499
  30,000    Greater Bay Bancorp.                        1,230
                                                        3,028

BIOTECHNOLOGY - 0.5%
  *7,350    CRYOLIFE, INC.                              222
 *29,100    XOMA LTD.                                   284
                                                        506

CHEMICALS - 5.3%
 *91,700    CABOT MICROELECTRONICS CORP.                4,763
  33,500    SPARTECH CORP.                              689
                                                        5,452

COMMERCIAL SERVICES - 6.9%
 *47,000    ACTRADE FINANCIAL
            TECHNOLOGIES LTD.                           1,037
 *21,000    ALBANY MOLECULAR
            RESEARCH, INC.                              1,294
*138,000    CAREMARK RX, INC.                           1,872
 *30,000    MAXIMUS, INC.                               1,048
 *24,000    PHARMACEUTICAL PRODUCTS
            DEVELOPMENT, INC.                           1,192
 *35,000    QUINTILES TRANSNATIONAL CORP.               733
                                                        7,176

COMPUTERS - 2.3%
 *15,000    ADVANCED DIGITAL
            INFORMATION CORP.                           345
 *58,000    CARREKER CORP.                              2,016
                                                        2,361

ELECTRICAL COMPONENTS & EQUIPMENT - 1.8%
  19,000    C&D TECHNOLOGIES, INC.                      820
 *10,000    POWER-ONE, INC.                             393
 *20,200    VICOR CORP.                                 614
                                                        1,827

ELECTRONICS - 7.7%
 *60,000    AMPHENOL CORP.                              2,351
 *27,000    CYMER, INC.                                 695
 *46,000    DDI CORP.                                   1,254
 *10,600    MOLECULAR DEVICES CORP.                     725
  65,000    SBS TECHNOLOGIES, INC.                      1,946
  24,000    TECHNITROL, INC.                            987
                                                        7,958

ENVIRONMENTAL CONTROL - 2.4%
*110,000    ALLIED WASTE INDUSTRIES, INC.               1,602
 *50,000    REPUBLIC SERVICES, INC.                     859
                                                        2,461


COMMON STOCKS                                           VALUE
NUMBER OF SHARES                                        (IN THOUSANDS)

HEALTHCARE-PRODUCTS - 1.7%
 *20,000    CYTYC CORP.                               $ 1,251
 *10,000    HENRY SCHEIN, INC.                          346
  *4,000    POLYMEDICA CORP.                            134
                                                        1,731

HEALTHCARE-SERVICES - 9.8%
*148,000    HEALTHSOUTH CORP.                           2,414
 *20,000    IMPATH, INC.                                1,330
 *16,000    LINCARE HOLDINGS, INC.                      913
 *25,000    MANOR CARE, INC.                            516
 *30,000    OXFORD HEALTH PLANS, INC.                   1,185
   7,000    QUEST DIAGNOSTICS, INC.                     994
 *29,000    REHABCARE GROUP, INC.                       1,490
 *17,000    TRIGON HEALTHCARE, INC.                     1,323
                                                        10,165

INSURANCE - 2.9%
  15,000    AMBAC FINANCIAL GROUP, INC.                 874
  35,000    OLD REPUBLIC INT'L CORP.                    1,120
  13,000    RADIAN GROUP, INC.                          976
                                                        2,970

PHARMACEUTICALS - 17.4%
  *8,000    ABGENIX, INC.                               472
 *30,000    ADVANCE PARADIGM, INC.                      1,365
 *55,500    AMERISOURCE HEALTH CORP. CL A               2,803
 *20,300    BARR LABORATORIES, INC.                     1,481
  35,000    BINDLEY WESTERN INDUSTRIES, INC.            1,455
 *25,000    BIOVAIL CORP.                               971
 *28,000    CIMA LABS, INC.                             1,822
 *21,500    EXPRESS SCRIPTS, INC. - CL A                2,198
 *38,000    MEDICIS PHARMACEUTICAL
            CORP. - CL A                                2,247
 *41,000    TARO PHARMACEUTICAL
            INDUSTRIES LTD.                             1,273
 *36,500    WATSON PHARMACEUTICALS, INC.                1,868
                                                        17,955

RETAIL - 2.6%
 *20,000    CHRISTOPHER & BANKS CORP.                   564
 *50,000    DUANE READE, INC.                           1,528
  45,000    REGIS CORP.                                 652
                                                        2,744

SAVINGS & LOANS - 1.3%
  22,800    FLAGSTAR BANCORP, INC.                      570
 *25,000    GOLDEN STATE BANCORP.                       786
                                                        1,356



COMMON STOCKS                                           VALUE
NUMBER OF SHARES                                        (IN THOUSANDS)

SEMICONDUCTORS - 17.5%
*230,000    ACTEL CORP.                               $ 5,563
 *25,000    ALPHA INDUSTRIES, INC.                      925
*100,000    AMKOR TECHNOLOGY, INC.                      1,551
 *36,000    CREE, INC.                                  1,279
 *21,000    ELANTEC SEMICONDUCTOR, INC.                 583
 *10,500    GLOBESPAN, INC.                             289
 *20,000    HI/FN, INC.                                 550
  60,000    INTEGRATED CIRCUIT SYSTEMS, INC.            994
*100,000    MICREL, INC.                                3,369
 *50,000    SEMTECH CORP.                               1,103
 *44,000    TRIQUINT SEMICONDUCTOR, INC.                1,922
                                                        18,128

SOFTWARE - 4.4%
 *90,500    AREMISSOFT CORP.                            3,863
 *35,000    PEREGRINE SYSTEMS, INC.                     691
                                                        4,554
TELECOMMUNICATIONS - 4.4%
 *28,000    EMULEX CORP.                                2,238
  30,000    NEWPORT CORP.                               2,359
                                                        4,597
MISCELLANEOUS - 1.8%
  12,400    DORAL FINANCIAL CORP.                       300
 *22,000    SUIZA FOODS CORP.                           1,056
 *25,000    WMS INDUSTRIES, INC.                        503
                                                        1,859

TOTAL COMMON STOCKS                                     96,828
   (COST $84,614) (A)

                                                        VALUE
PRINCIPAL AMOUNT                                        (IN THOUSANDS)

VARIABLE DEMAND NOTES - 0.9%
 887,000    FIRSTAR BANK, N.A. - 6.32%                $ 887

COMMERCIAL PAPER - 6.7%
3,000,000   PARKER-HANNIFIN CO. - 6.52%
            DUE 01/10/01                                2,995
4,000,000   CINTAS CORP. - 6.53%
            DUE 01/11/01                                3,993
                                                        6,988

TOTAL SHORT-TERM INVESTMENTS - 7.6%                     7,875

TOTAL INVESTMENTS - 101.2%                              104,703
   (COST $92,489) (A)

OTHER NET ASSETS LESS LIABILITIES - (1.2%)              (1,266)

NET ASSETS - 100%                                      $103,437


(a) For tax purposes, cost is $96,773, the aggregate gross unrealized appreciation is $13,764, and aggregate gross unrealized depreciation is $5,834, resulting in net unrealized appreciation of $7,930 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

SCHEDULE OF INVESTMENTS                               DECEMBER 31, 2000

MONETTA SMALL-CAP EQUITY FUND

COMMON STOCKS - 88.2%                                 VALUE
NUMBER OF SHARES                                      (In Thousands)

Banks - 3.9%
   4,000    Greater Bay Bancorp.                    $ 164

Chemicals - 5.0%
  *4,000    Cabot Microelectronics Corp.              208

Commercial Services - 2.9%
  *2,000    Albany Molecular Research, Inc.           123

Healthcare-Services - 8.5%
 *10,000    HEALTHSOUTH Corp.                         163
  *2,900    IMPATH, Inc.                              193
                                                      356
Pharmaceuticals - 21.8%
  *3,000    Biovail Corp.                             117
  *2,000    CIMA Labs, Inc.                           130
  *3,000    Express Scripts, Inc. - CL A              307
  *2,000    Medicis Pharmaceutical
            Corp. - CL A                              118
  *3,800    Taro Pharmaceutical
            Industries Ltd.                           118
  *2,500    Watson Pharmaceuticals, Inc.              128
                                                      918
Retail - 9.1%
  *4,000    Christopher & Banks Corp.                 113
  *4,000    Duane Reade, Inc.                         122
  10,000    Regis Corp.                               145
                                                      380
Semiconductors - 11.9%
  *7,000    Actel Corp.                               169
  *4,000    Elantec Semiconductor, Inc.               111
   5,000    Integrated Circuit Systems, Inc.          83
  *4,100    Micrel, Inc.                              138
                                                      501
Software - 8.5%
  *4,000    Aremissoft Corp.                          171
  *1,000    NetIQ Corp.                               87
  *5,000    Peregrine Systems, Inc.                   99
                                                      357
Telecommunications - 16.6%
  *1,800    Anaren Microwave, Inc.                    121
  *3,500    Extreme Networks, Inc.                    137
  *7,000    Inet Technologies, Inc.                   283
   2,000    Newport Corp.                             157
                                                      698

COMMON STOCKS                                         VALUE
NUMBER OF SHARES                                      (In Thousands)

Total Common Stocks                                 $ 3,705
   (Cost $3,160) (a)

VARIABLE DEMAND NOTES - 8.6%
Principal Amount
 175,000    Firstar Bank, N.A. - 6.32%                175
 163,300    Sara Lee Corp. - 6.25%                    163
  25,000    WI Electric Power Co. - 6.24%             25
                                                      363

COMMERCIAL PAPER - 4.8%
Principal Amount
 200,000    McGraw-Hill, Inc. - 6.50%
                Due 01/16/01                          200

Total Short-Term Investments                          563

Total Investments - 101.6%                            4,268
   (Cost $3,723) (a)

Other Net Assets Less Liabilities - (1.6%)            (66)

Net Assets - 100%                                    $4,202


(a)  For  tax  purposes,   cost  is  $3,796,  the  aggregate  gross  unrealized
appreciation is $657, and aggregate gross unrealized depreciation is $185, resulting in net unrealized appreciation of $472 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

SCHEDULE OF INVESTMENTS                               DECEMBER 31, 2000

MONETTA MID-CAP EQUITY FUND


COMMON STOCKS - 95.4%                                  VALUE
NUMBER OF SHARES                                       (In Thousands)

Banks - 3.4%
   2,500    Comerica, Inc.                           $ 149
   2,000    Northern Trust Corp.                       163
   3,000    SouthTrust Corp.                           122
   1,000    State Street Corp.                         124
                                                       558

Biotechnology - 5.3%
  *2,000    Genzyme Corp.                              180
  *2,000    Human Genome Sciences, Inc.                139
  *1,000    IDEC Pharmaceuticals Corp.                 189
  *3,000    Millenium Pharmacuticals, Inc.             186
  *2,000    Myriad Genetics, Inc.                      165
                                                       859

Computers - 4.6%
  *3,000    Affiliated Computer
            Services, Inc.                             182
  *4,000    DST Systems, Inc.                          268
 *10,000    M-Systems Flash Disk
            Pioneers Ltd.                              139
  *4,000    Redback Networks, Inc.                     164
                                                       753

Electronics - 10.9%
  *4,000    Celestica, Inc.                            217
  *3,000    C-MAC Industries, Inc.                     133
   6,040    Flextronics Int'l Ltd.                     172
  *6,000    Jabil Circuit, Inc.                        152
  *3,000    Mettler-Toledo Int'l, Inc.                 163
   3,000    Millipore Corp.                            189
   3,000    Perkinelmer, Inc.                          315
  *2,000    Sawtek, Inc.                               93
   4,000    Symbol Technologies, Inc.                  144
   6,000    Tektronix, Inc.                            202
                                                       1,780

Entertainment - 2.6%
  *4,000    Int'l Game Technology Co.                  192
  *3,000    Macrovision Corp.                          222
                                                       414

Healthcare-Services - 4.3%
 *10,000    HEALTHSOUTH Corp.                          163
  *4,000    Oxford Health Plans, Inc.                  158
  *2,000    Trigon Healthcare, Inc.                    156
  *2,000    Wellpoint Health Networks, Inc.            230
                                                       707

Insurance - 1.8%
   3,000    Nationwide Financial
            Services, Inc.                             142
   4,000    Torchmark Corp.                            154
                                                       296

Internet - 8.6%
  *5,000    Avocent Corp.                              135
  *3,000    E.piphany, Inc.                            162
  *2,000    i2 Technologies, Inc.                      109
  *2,000    Internet Security Systems, Inc.            157


COMMON STOCKS                                          VALUE
NUMBER OF SHARES                                       (In Thousands)

  *3,000    Interwoven, Inc.                         $ 198
  *3,000    Macromedia, Inc.                           182
  *3,000    RSA Security, Inc.                         158
  *4,000    TIBCO Software, Inc.                       192
   2,000    TMP Worldwide, Inc.                        110
                                                       1,403

Media - 3.6%
  *2,500    Cablevision Systems Corp.                  212
 *10,000    Charter Communications, Inc.               227
  *3,000    Gemstar-TV Guide Int'l, Inc.               139
                                                       578

Oil&Gas Producers and Services - 2.1%
  *4,000    Rowan Companies, Inc.                      108
  *3,000    Transocean Sedco Forex, Inc.               138
  *2,000    Weatherford Int'l, Inc.                    95
                                                       341

Pharmaceuticals - 7.6%
  *4,000    ALZA Corp.                                 170
   4,000    Bergen Brunswig Corp.                      63
  *3,000    Express Scripts, Inc. - CL A               307
  *2,000    Forest Laboratories, Inc.                  265
  *3,000    Teva Pharmaceutical
            Industries Ltd.                            220
  *4,000    Watson Pharmaceuticals, Inc.               205
                                                       1,230

Semiconductors - 8.0%
  *3,000    Applied Micro Circuits Corp.               225
  *6,000    GlobeSpan, Inc.                            165
  *4,000    Int'l Rectifier Corp.                      120
  *4,000    Microchip Technology, Inc.                 88
  *1,000    PMC-Sierra, Inc.                           79
  *2,000    Qlogic Corp.                               154
  *4,000    Transwitch Corp.                           156
  *3,000    TriQuint SemiConductor, Inc.               131
  *4,000    Xilinx, Inc.                               185
                                                       1,303

Software - 9.4%
   2,500    Adobe Systems, Inc.                        145
  *3,000    Advent Software, Inc.                      120
  *2,500    BEA Systems, Inc.                          168
  *2,000    Mercury Interactive Corp.                  181
  *4,000    Micromuse, Inc.                            241
  *4,000    PeopleSoft, Inc.                           149
  *4,000    Rational Software Corp.                    156
  *3,000    Research in Motion Ltd.                    240
  *2,000    Siebel Systems, Inc.                       136
                                                       1,536

Telecommunications - 12.5%
  *3,000    Avanex Corp.                               179
  *2,000    Comverse Technology, Inc.                  217
  *6,000    Digital Lightwave, Inc.                    190




COMMON STOCKS                                          VALUE
NUMBER OF SHARES                                       (In Thousands)

  *3,000    Emulex Corp.                             $ 240
  *2,000    Extreme Networks, Inc.                     78
  *4,000    Finisar Corp.                              116
   4,000    Harris Corp.                               122
  *3,000    Inet Technologies, Inc.                    121
  *3,000    Network Appliance, Inc.                    193
   3,000    Newport Corp.                              236
  *4,000    Powerwave Technologies, Inc.               234
  *4,000    RF Micro Devices, Inc.                     110
                                                       2,036

Miscellaneous - 10.7%
   6,000    Beckman Coulter, Inc.                      252
  *6,000    Calpine Corp.                              270
   3,000    Capital One Financial Corp.                198
  *3,000    Concord EFS, Inc.                          132
   6,000    Dynegy, Inc.                               336
   3,000    Harley-Davidson, Inc.                      119
  *4,000    Outback Steakhouse, Inc.                   104
  *4,000    Polycom, Inc.                              129
  *5,000    Power-One, Inc.                            197
                                                       1,737


Total Common Stocks                                    15,531
   (Cost $14,041) (a)

VARIABLE DEMAND NOTES - 1.9%
Principal Amount
 301,700    Firstar Bank, N.A. - 6.32%                 302

COMMERCIAL PAPER - 2.4%
Principal Amount
 400,000    Questar Corp. - 6.55%
               Due 01/23/01                            398

Total Short-Term Investments                           700

Total Investments - 99.7%                              16,231
   (Cost $14,741) (a)

Other Net Assets Less Liabilities - 0.3%               53

Net Assets - 100%                                     $16,284


(a) For tax purposes, cost is $14,777, the aggregate gross unrealized appreciation is $3,007, and aggregate gross unrealized depreciation is $1,553, resulting in net unrealized appreciation of $1,454 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

SCHEDULE OF INVESTMENTS                               DECEMBER 31, 2000

MONETTA LARGE-CAP EQUITY FUND

COMMON STOCKS - 96.3%                                 VALUE
NUMBER OF SHARES                                      (In Thousands)

Aerospace/Defense - 2.1%
   2,000    General Dynamics Corp.                  $ 156

Biotechnology - 1.7%
  *2,000    Amgen, Inc.                               128

Commercial Services - 1.9%
   4,000    McKesson HBOC, Inc.                       143

Computers - 7.6%
  *2,000    Brocade Communications
            Systems, Inc.                             184
  *3,000    EMC Corp.                                 199
  *2,000    VERITAS Software Corp.                    175
                                                      558

Diversified Financial Services - 11.3%
   3,600    American Express Co.                      198
   4,987    Citigroup, Inc.                           255
   3,000    MBNA Corp.                                111
   4,000    Merrill Lynch & Co., Inc.                 273
                                                      837

Electric - 1.9%
  *2,000    Exelon Corp.                              140

Electronics - 5.7%
   2,000    Applera Corp. - Applied
            Biosystems Group                          188
  *3,000    Sanmina Corp.                             230
                                                      418

Food - 2.5%
  *3,000    Safeway, Inc.                             187

Healthcare-Products - 10.4%
   2,000    Johnson & Johnson Co.                     210
   3,000    Medtronic, Inc.                           181
   3,000    HCA - The Healthcare Co.                  132
   4,000    UnitedHealth Group, Inc.                  246
                                                      769

Insurance - 4.7%
   1,500    American Int'l Group, Inc.                148
   1,500    Cigna Corp.                               198
                                                      346
Media - 3.2%
   3,000    The Walt Disney Co.                       87
   3,255    Viacom, Inc. - CL B                       152
                                                      239

Miscellaneous Manufacturing - 2.3%
   3,600    General Electric Co.                      173


COMMON STOCKS                                         VALUE
NUMBER OF SHARES                                      (In Thousands)

Oil&Gas Services - 2.7%
   2,500    Schlumberger Ltd.                       $ 200

Pharmaceuticals - 4.0%
   2,500    American Home Products Corp.              159
   3,000    Pfizer, Inc.                              138
                                                      297
Retail - 9.7%
   4,000    Home Depot, Inc.                          183
  *5,000    Kohl's Corp.                              305
   4,000    McDonald's Corp.                          136
   3,000    Target Corp.                              97
                                                      721
Semiconductors - 3.6%
   4,000    Intel Corp.                               121
   3,000    Texas Instruments, Inc.                   142
                                                      263
Software - 10.7%
   2,500    Adobe Systems, Inc.                       145
   2,000    Automatic Data Processing, Inc.           127
  *3,000    BEA Systems, Inc.                         202
  *4,000    Oracle Corp.                              116
  *3,000    Siebel Systems, Inc.                      203
                                                      793
Telecommunications - 10.3%
  *3,000    Cisco Systems, Inc.                       115
   4,000    Corning, Inc.                             211
  *1,000    Juniper Networks, Inc.                    126
  *2,000    Qualcomm, Inc.                            165
   3,000    SBC Communications, Inc.                  143
                                                      760

Total Common Stocks                                   7,128
   (Cost $6,002) (a)

VARIABLE DEMAND NOTES - 3.9%
Principal Amount
 283,700    Firstar Bank, N.A. - 6.32%                284

Total Investments - 100.2%                            7,412
   (Cost $6,285) (a)

Other Net Assets Less Liabilities - (0.2%)            (13)

Net Assets - 100%                                   $ 7,399

(a) For tax purposes, cost is $6,297, the aggregate gross unrealized appreciation is $1,474, and aggregate gross unrealized depreciation is $359, resulting in net unrealized appreciation of $1,115 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

SCHEDULE OF INVESTMENTS                               DECEMBER 31, 2000

MONETTA BALANCED FUND

COMMON STOCKS - 58.6%                                 VALUE
NUMBER OF SHARES                                      (In Thousands)

Computers - 3.4%
  *1,500    EMC Corp.                               $ 100
  *9,000    M-Systems Flash Disk
            Pioneers Ltd.                             125
  *1,000    VERITAS Software Corp.                    88
                                                      313

Diversified Financial Services - 7.2%
   3,000    American Express Co.                      165
   2,666    Citigroup, Inc.                           136
   3,000    Merrill Lynch & Co., Inc.                 205
   2,000    Morgan Stanley Dean
            Witter & Co.                              158
                                                      664

Healthcare-Products and Services - 4.9%
   2,000    Johnson & Johnson Co.                     210
   4,000    UnitedHealth Group, Inc.                  246
                                                      456

Insurance - 3.0%
   1,500    American Int'l Group, Inc.                148
   1,000    Cigna Corp.                               132
                                                      280

Oil&Gas Producers and Services - 3.2%
   2,000    Schlumberger Ltd.                         160
  *2,998    Transocean Sedco Forex, Inc.              138
                                                      298

Pharmaceuticals - 7.9%
   2,000    Cardinal Health, Inc.                     199
   2,000    Merck & Co., Inc.                         187
   4,000    Pfizer, Inc.                              184
  *3,000    Watson Pharmaceuticals, Inc.              154
                                                      724

Retail - 4.0%
   2,000    Home Depot, Inc.                          91
  *2,000    Kohl's Corp.                              122
   3,000    Wal-Mart Stores, Inc.                     160
                                                      373

Semiconductors - 3.5%
  *6,000    Integrated Device
            Technology, Inc.                          199
  *4,000    Int'l Rectifier Corp.                     120
                                                      319

Software - 5.3%
  *3,000    Aremissoft Corp.                          128
  *4,000    Oracle Corp.                              116
  *3,000    Research in Motion Ltd.                   240
                                                      484

Telecommunications - 11.2%
  *3,000    Cisco Systems, Inc.                       115
  *1,500    Comverse Technology, Inc.                 163
   2,000    Corning, Inc.                             106
  *3,000    Emulex Corp.                              240
   2,000    Newport Corp.                             157
  *2,000    Qualcomm, Inc.                            164


COMMON STOCKS                                         VALUE
NUMBER OF SHARES                                      (In Thousands)

  *2,000    Qwest Communications
            Int'l, Inc.                             $ 82
                                                      1,027

Miscellaneous - 5.0%
  *4,000    Gemstar-TV Guide Int'l, Inc.              185
   4,000    Waste Management, Inc.                    111
   3,000    Wells Fargo & Co.                         167
                                                      463

Total Common Stocks                                   5,401
  (Cost $4,801) (a)

VARIABLE DEMAND NOTES - 0.4%
PRINCIPAL AMOUNT
  36,600    Firstar Bank N.A. - 6.32%                 37

TREASURY NOTES - 6.4%
PRINCIPAL AMOUNT
 125,000    U.S. Treasury Note
               6.875% Due 05/15/06                    135
 350,000    US Treasury Note
               8.125% Due 08/15/19                    453
                                                      588

CORPORATE BONDS - 26.5%
PRINCIPAL AMOUNT

 300,000    Chase Manhattan Corp.
               9.750% Due 11/01/01                    308
 100,000    Edison Int'l, Inc.
               6.760% Due 11/01/01                    100
 300,000    National Rural Utilities
               6.250% Due 04/15/03                    298
 150,000    US Central Credit Union
               6.000% Due 05/21/03                    149
 100,000    Boston Scientific Corp.
               6.625% Due 03/15/05                    91
 175,000    Ford Motor Credit Co.
               7.600% Due 08/01/05                    180
 125,000    Enron Corp.
               6.625% Due 11/15/05                    126
 125,000    Worldcom, Inc.
               8.000% Due 05/15/06                    127
 125,000    EOG Resources, Inc.
               6.700% Due 11/15/06                    125
 100,000    LCI Int'l, Inc.
               7.250% Due 06/15/07                    101
 125,000    General Electric Capital Corp.
               8.625% Due 06/15/08                    142
 125,000    Quebec Province
               5.750% Due 02/15/09                    121
 300,000    CIL Corp.
               8.700% Due 10/15/09                    319



SCHEDULE OF INVESTMENTS DECEMBER 31, 2000

MONETTA BALANCED FUND (Con't)

Corporate Bonds                                       VALUE
PRINCIPAL AMOUNT                                      (In Thousands)

 100,000    Motorola, Inc.
               7.625%  Due 11/15/10                 $ 103
 150,000    East Coast Power, LLC
               7.066%  Due 03/31/12                   144
                                                      2,434

ASSET BACKED SECURITIES - 2.2%
PRINCIPAL AMOUNT
 204,495    Green Tree Home Imprv. Mortgage
               6.780% Due 06/15/28                    205

U.S. GOVERNMENT AGENCIES - 5.3%
PRINCIPAL AMOUNT

 300,000    FNMA Discount Note
            7.125% Due 01/15/30                       336
 100,000    Federal Home Loan Mortgage Corp.
            6.250% Due 07/15/04                       102
  50,000    Federal Home Loan Bank
            6.875% Due 08/15/03                       51
                                                      489

Total Investments - 99.4%                             9,154
  (Cost $8,425) (a)

Other Net Assets Less Liabilities - 0.6%              54

Net Assets - 100%                                   $ 9,208


(a) For tax purposes, cost is $8,572, the aggregate gross unrealized appreciation is $1,091, and aggregate gross unrealized depreciation is $509, resulting in net unrealized appreciation of $582 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.


MONETTA INTERMEDIATE BOND FUND                      DECEMBER 31, 2000

Corporate Bonds - 77.6%                             VALUE
PRINCIPAL AMOUNT                                    (In Thousands)

 940,000    Pacific Gas & Electric
               8.750% Due 01/01/01                $ 940
 700,000    Chase Manhattan Corp.
               9.750% Due 11/01/01                  719
 325,000    Edison Int'l, Inc.
               6.760% Due 11/01/01                  325
 600,000    Ontario Province
               7.750% Due 06/04/02                  615
 500,000    US Bank NA Minnesota
               6.280% Due 07/19/02                  500
 500,000    Wells Fargo & Co.
               6.500% Due 09/03/02                  504
1,000,000   Tyco Int'l Group SA
               6.875% Due 09/05/02                  1005
 200,000    Corp Andina De Fomento
               7.100% Due 02/01/03                  201
 100,000    Del Webb Corp.
               9.750% Due 03/01/03                  98
 850,000    National Rural Utilities
               6.250% Due 04/15/03                  845
 500,000    US Central Credit Union
               6.000% Due 05/21/03                  497
1,000,000   Conseco, Inc.
               8.750% Due 02/09/04                  735
 750,000    Conoco, Inc.
               5.900% Due 04/15/04                  743
 750,000    Associates Corp., NA
               5.800% Due 04/20/04                  739
 550,000    Countrywide Home Loan Corp.
               6.850% Due 06/15/04                  552
 750,000    Diageo Capital PLC
               6.625% Due 06/24/04                  762
 610,000    Boston Scientific Corp.
               6.625% Due 03/15/05                  556
 550,000    General Motors Acceptance Corp.
               7.500% Due 07/15/05                  564
 850,000    Ford Motor Credit Co.
               7.600% Due 08/01/05                  874
 500,000    Enron Corp.
               6.625% Due 11/15/05                  502
 600,000    Worldcom, Inc.
               8.000% Due 05/15/06                  611
 500,000    Prudential Insurance Co.
               6.375% Due 07/23/06                  493
 705,000    EOG Resources, Inc.
               6.700% Due 11/15/06                  705
 600,000    LCI Int'l, Inc.
               7.250% Due 06/15/07                  607
 600,000    Lehman Brothers Holding Co.
               8.250% Due 06/15/07                  630



SCHEDULE OF INVESTMENTS DECEMBER 31, 2000

MONETTA INTERMEDIATE BOND FUND (Con't)

Corporate Bonds                                     VALUE
PRINCIPAL AMOUNT                                    (In Thousands)

 550,000    General Electric Capital Corp.
               8.625% Due 06/15/08                $ 624
 600,000    Quebec Province
               5.750% Due 02/15/09                  580
1,000,000   CIL Corp.
               8.700% Due 10/15/09                  1,063
 600,000    Motorola, Inc.
               7.625% Due 11/15/10                  618
 550,000    East Coast Power, LLC
               7.066% Due 03/31/12                  528
 944,206    FEDEX Corp.
               7.500% Due 01/15/18                  977
                                                    19,712


U.S. GOVERNMENT AGENCIES - 15.6%
PRINCIPAL AMOUNT

 500,000    Federal Home Loan Bank
               6.875% Due 08/15/03                  516
 750,000    Federal Home Loan Mortgage Corp.
               6.250% Due 07/15/04                  764
 250,000    HUD Housing and Urban Development
               6.360% Due 08/01/04                  255
 800,000    Federal Home Loan Bank
               7.625% Due 05/15/07                  877
 750,000    Federal Home Loan Mortgage Corp.
               5.750% Due 04/15/08                  744
 800,000    FNMA Discount Note
               6.000% Due 05/15/08                  804
                                                    3,960

TREASURY NOTES - 2.4%
PRINCIPAL AMOUNT
 550,000    US Treasury Note
               6.875% Due 05/15/06                  595

VARIABLE DEMAND NOTES - 2.9%
PRINCIPAL AMOUNT
 739,850    Firstar Bank N.A. - 6.32%               740

Total Investments - 98.5%                           25,007
  (Cost $24,683) (a)

Other Net Assets Less Liabilities - 1.5%            387

Net Assets - 100%                                 $ 25,394

(a) For tax purposes, cost is $24,687, the aggregate gross unrealized appreciation is $610, and aggregate gross unrealized depreciation is $290, resulting in net unrealized appreciation of $320 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.


MONETTA GOVERNMENT MONEY MARKET FUND                  DECEMBER 31, 2000

FEDERAL HOME LOAN BANK - 16.1%                        VALUE
PRINCIPAL AMOUNT                                      (In Thousands)

 625,000    Due 01/12/01 - 6.430%                   $ 624
 100,000    Due 01/26/01 - 6.230%                     99
                                                      723

FEDERAL NATIONAL MORTGAGE ASSOC. - 37.2%
PRINCIPAL AMOUNT

 885,000    Due 01/17/01 - 6.400%                     883
 350,000    Due 02/19/01 - 6.160%                     347
 450,000    Due 03/01/01 - 6.270%                     445
                                                      1,675

FEDERAL HOME LOAN MORTGAGE CORP. - 45.9%
PRINCIPAL AMOUNT

 180,000    Due 01/02/01 - 6.450%                     180
1,310,000   Due 01/09/01 - 6.430%                     1,308
 230,000    Due 02/01/01 - 6.400%                     229
 160,000    Due 02/07/01 - 6.370%                     159
 190,000    Due 02/23/01 - 6.170%                     188
                                                      2,064

Total Investments - 99.2%                             4,462

Other Net Assets Less Liabilities - 0.8%              39

Net Assets - 100%                                   $ 4,501


(a) Cost is identical for book and tax purposes.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES                       DECEMBER 31, 2000
(IN THOUSANDS)

                                    Small-Cap  Mid-Cap  Large-Cap            Intermediate  Government
                           Monetta  Equity     Equity   Equity     Balanced  Bond          Money Market
                           Fund     Fund       Fund     Fund       Fund      Fund          Fund
Assets:
Investments at market value
(cost: $92,489; $3,723;
$14,741; $6,285; $8,425;
$24,683; $4,462) (Note 1)  $104,703 $4,268     $16,231  $7,412     $9,154    $25,007       $4,462

Cash                       150      4          0        5          0         3             45

Receivables:
Interest and dividends     19       3          4        4          75        419           0
Securities sold            1,652    54         515      0          0         0             0
Fund shares sold           0        0          0        0          (a)       3             0

Total Assets               106,524  4,329      16,750   7,421      9,229     25,432        4,507

Liabilities:
Payables:
Custodial bank             0        0          13       0          1         0             0
Investment advisory fees
(Note 2)                   85       3          11       5          3         5             0
Distribution and service
charges payable            0        2          11       4          5         6             0
Investments purchased      2,925    111        419      0          0         0             0
Fund shares redeemed       1        (a)        1        1          4         20            0
Income Distribution        0        0          0        0          0         0             1
Accrued expenses           76       11         11       12         8         7             5

Total Liabilities          3,087    127        466      22         21        38            6

Net Assets                 103,437  4,202      16,284   7,399      9,208     25,394        4,501

Analysis of net assets:
Paid in capital (b)        106,050  4,279      15,127   6,538      8,846     25,438        4,501
Accumulated
undistributed net
investment income (loss)   (126)    (68)       (117)    (89)       1         11            0
Accumulated undistributed
net realized gain (loss)   (14,701) (554)      (216)    (177)      (368)     (379)         0
Net unrealized appreciation
(depreciation) on
investments                12,214   545        1,490    1,127      729       324           0

Net Assets                 $103,437 $4,202     $16,284  $7,399     $9,208    $25,394       $4,501

Net asset value, offering price,
 and redemption price per
 share (8,781 shares of capital
 stock and 312; 1,380; 506;
 719; 2,453; 4,501 shares of
 beneficial interest issued and
 outstanding respectively) $11.78   $13.45     $11.80   $14.61     $12.81    $10.35        $1.00

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Amount for Monetta Fund represents $88 of $0.01 par value and $105,962 of additional paid in capital, 100 million shares are authorized. Each fund of Monetta Trust has an unlimited number of no par value share of beneficial interest authorized.

STATEMENTS OF OPERATIONS                                 DECEMBER 31, 2000
(IN THOUSANDS)


                                 Small-Cap  Mid-Cap   Large-Cap              Intermediate  Government
                        Monetta  Equity     Equity    Equity     Balanced    Bond          Money Market
                        Fund     Fund       Fund      Fund       Fund        Fund          Fund
Investment income and
 expenses:
Investment income:
Interest                $   942  $  31      $  103    $   27     $  271      $1,653        $263
Dividend                61       1          25        29         19          0             0
Other income            642      0          8         (a)        (a)         1             0

Total investment income 1,645    32         136       56         290         1,654         263

Expenses:
Investment advisory fee
 (Note 2)               1,346    38         157       67         40          78            10
Distribution expense    0        13         52        23         25          56            4
Custodial fees and bank
  cash management fee   72       7          12        5          6           8             2
Transfer and shareholder
  servicing agent fee   352      42         32        50         25          12            15
Other                   (a)      0          (a)       (a)        (a)         0             0

Total expenses          1,770    100        253       145        96          154           31

Expenses waived and
reimbursed              0        0          0         0          0           (27)          (14)

Expenses net of waived and
reimbursed expenses     1,770    100        253       145        96          127           17

Net Investment
income (loss)           (125)    (68)       (117)     (89)       194         1,527         246

Realized and unrealized gain
 (loss) on investments:

Realized gain (loss) on
investments:
Proceeds from sales     435,054  23,225     36,878    13,665     16,006      28,396        33,221

Cost of securities sold 417,070  22,937     34,625    12,839     15,212      28,722        33,221

Net realized gain (loss) on
investments             17,984   288        2,253     826        794         (326)         0

Net unrealized appreciation
 (depreciation) on investments:
Beginning of period     49,484   2,010      5,983     3,144      2,257       (328)         0
End of period           12,214   545        1,490     1,127      729         324           0

Net change in net unrealized
appreciation (depreciation)
on investments during the
period                  (37,270) (1,465)    (4,493)   (2,017)    (1,528)     652           0

Net realized
and unrealized gain
(loss) on investments   (19,286) (1,177)    (2,240)   (1,191)    (734)       326           0

Net increase (decrease)
in net
assets from operations  $(19,411)$(1,245)   $(2,357)  $(1,280)   $(540)      $1,853        $246

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

STATEMENTS OF CHANGES IN NET ASSETS                    December 31, 2000
(In Thousands)

                                                    Small-Cap          Mid-Cap
                                 Monetta             Equity              Equity
                                  Fund                Fund               Fund
                              2000     1999       2000     1999     2000     1999
From investment activities:

Operations:
Net investment income (loss)  $  (125) $   522    $ (68)  $  (63)   $  (117) $ (109)

Net realized gain (loss) on
Investments                   17,984   18,022     288     753       2,253    3,718

Net change in net unrealized
Appreciation (depreciation)
on investments during the
period                        (37,270) 26,995     (1,465) 1,255     (4,493)  3,531

Net increase (decrease) in net
assets from operations        (19,411) 45,539     (1,245) 1,945     (2,357)  7,140

Distribution from net
investment income             (520)    0          0       0         (a)      0

Distribution from short-term
capital gains, net (b)        (27,429) 0          (758)   0         (3,981)  (350)

Distribution from net
realized gains                (10,884) 0          (183)   0         (1,362)  0

Increase (decrease) in net
assets from investment
activities                    (58,244) 45,539     (2,186) 1,945     (7,700)  6,790

From capital transactions
(Note 3):

Proceeds from shares sold     14,058   5,790      3,562   870       1,505    1,234

Net asset value of shares
issued through dividend
reinvestment                  38,223   0          933     0         5,213    344

Cost of shares redeemed       (26,262) (40,356)   (3,439) (1,463)   (2,192)  (7,830)

Increase (decrease) in net
assets from capital
transactions                  26,019   (34,566)   1,056   (593)     4,526    (6,252)

Total increase (decrease)
 in net assets                (32,225) 10,973     (1,130) 1,352     (3,174)  538

Net assets at beginning
 of period                    $135,662 124,689    5,332   3,980     19,458   18,920

Net assets at end
 of period                    $103,437 $135,662   $4,202  $5,332    $16,284  $19,458

Accumulated undistributed
net investment income         $   0    $   520    $   0   $   0     $   0    $    0

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Distributions of short-term capital gains are included as ordinary income for tax purposes.


       Large-Cap                           Intermediate     Government
        Equity           Balanced              Bond        Money Market
         Fund              Fund                Fund            Fund
    2000     1999     2000      1999     2000     1999     2000    1999



$  (89)      $  (56)  $  194    $  145   $ 1,527  $ 743    $ 246   $ 193


826          602      794       2,152    (326)    (54)     0       0




(2,017)      2,307    (1,528)   190      652      (424)    0       0


(1,280)      2,853    (540)     2,487    1,853    265      246     193


0            0        (196)     (144)    (1,520)  (740)    (246)   (193)


(47)         (34)     (517)     (765)    0        (7)      0       0


(1,006)      (196)    (876)     (237)    0        (10)     0       0



(2,333)      2,623    (2,129)   1,341    333      (492)    0       0




1,065        3,566    2,208     1,372    10,661   18,935   3,932   6,542



1,009        220      1,556     1,110    1,152    542      239     186

(1,640)      (1,296)  (1,876)   (8,863)  (6,625)  (5,788)  (3,370) (7,123)



434          2,490    1,888     (6,381)  5,188    13,689   801     (395)


(1,899)      5,113    (241)     (5,040)  5,521    13,197   801     (395)


$9,298       4,185    9,449     14,489   19,873   6,676    3,700   4,095


$7,399       $9,298   $9,208    $9,449   $25,394  $19,873  $4,501  $3,700


$ 0          $ 0      $ 1       $ 2      $ 11     $ 4      $ 0     $ 0

NOTES TO FINANCIAL STATEMENTS                          DECEMBER 31, 2000

  1.    SIGNIFICANT ACCOUNTING POLICIES:
      Monetta Fund, Inc. (Monetta Fund) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of Monetta Fund is capital appreciation by investing primarily in equity securities believed to have growth potential with income as a secondary objective. The Fund generally invests in companies with a market capitalization range of $50 million to $1 billion.

  Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The following funds are series of the Trust:

  Small-Cap  Equity  Fund.  The  primary  objective  of this  Fund  is  capital
  appreciation.  The  Fund  typically  invests  in   companies  with  a  market
  capitalization of less than $1 billion.

  Mid-Cap Equity Fund. The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $5 billion.

  Large-Cap Equity Fund. The primary objective of this Fund is to seek long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies with market capitalization of greater than $5 billion.

  Balanced Fund. The objective of this Fund is to seek a favorable total rate of return through capital appreciation and current income consistent with preservation of capital, derived from investing in a portfolio of equity and fixed income securities.

  Intermediate Bond Fund. The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

  Government Money Market Fund. The primary objective of this Fund is to seek maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests in U.S. Government securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U.S. Government securities. U.S. Government securities include securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

  The Monetta Family of Mutual Funds is comprised of Monetta Fund, Inc. and each of the Trust Series and is collectively referred to as the Funds. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles:

        (a) Securities Valuation
        Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between the quoted bid and asked prices. Short-term securities, including all securities held by the Government Money Market Fund, are stated at amortized cost, which is substantially equivalent to market value.

        (b) Use of Estimates
        The preparation of financial statements in conformity with generally accepted accounting principles requires the Funds' management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

        (c) Federal Income Taxes
        It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS                          DECEMBER 31, 2000

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2000, Monetta Intermediate Bond Fund had accumulated capital loss carry forwards for tax purposes of $375,772, of which $28,202 will expire on December 31, 2007 and $347,570 will expire on December 31,2008.

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales, post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, and gains and losses from real estate investment trusts.
      (d) General
      Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond Discount/Premium is amortized on a straight line basis over the life of each applicable security. Income received from class action settlements is recorded as other income when received.
      (e) Distributions of Incomes and Gains
      Distributions to shareholders are recorded by the Funds (except for the Government Money Market Fund) on the ex-dividend date. The Government Money Market Fund declares dividends daily and automatically reinvests such dividends daily. Due to inherent differences in the characterization of short-term capital gains under generally accepted accounting principles and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ. These differences are permanent in nature and may result in distributions in excess of book basis net investment income for certain periods.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future year's net investment income. The Monetta Fund, Monetta Small-Cap Equity Fund and Monetta Mid-Cap Equity Fund had net operating losses for tax purposes of $125,633, $68,431, and $116,536, respectively, which were offset by short-term capital gains and were reclassified from accumulated undistributed net investment loss to accumulated undistributed net realized gain. The Monetta Large-Cap Equity Fund had net operating losses for tax purposes of $88,800 which were reclassified from accumulated undistributed net investment loss to capital.

For the year ended December 31, 2000, the Monetta Fund, Monetta Small-Cap Equity Fund, Monetta Mid-Cap Equity Fund, Monetta Large-Cap Equity Fund and Monetta Balanced Fund paid long-term capital gains of $10,833,378, $183,456, $1,361,210, $1,006,429, and $875,466, respectively. For corporate shareholders of the Monetta Large-Cap Equity Fund, 31% of the income distributions for the year ended December 31, 1999, qualify for the dividend received deduction.

2. RELATED PARTIES:

Robert S. Bacarella is an officer and director of the Funds and also an officer, director and majority shareholder of the investment advisor, Monetta Financial Services, Inc. (Advisor). For the year ended December 31, 2000, renumerations required to be paid to all interested directors or trustees has been absorbed by the Advisor. Fees paid to outside Directors or Trustees have been absorbed by the respective Funds.

Each Fund pays an investment advisory fee to the Advisor based on that Fund's individual net assets, payable monthly at the annual rate of 1.0% for Monetta Fund; 0.75% for the Small-Cap, Mid-Cap, and Large-Cap Equity Funds; 0.40% for the Balanced Fund; 0.35% for Intermediate Bond Fund; and 0.25% for the Government Money Market Fund. From these fees the Advisor pays all the Funds' ordinary operating expenses other than the advisory fee, distribution charges (Trust only) and charges of the Funds' custodian and transfer agent. Investment advisory fees waived for the year ended December 31, 2000, for the Intermediate Bond Fund were $27,621 of total fees of $78,375. Investment advisory fees waived, and 12B-1 fees waived through December 31, 2000, for the Government Money Market Fund, were $9,692, and $4,181, respectively.

NOTES TO FINANCIAL STATEMENTS                          DECEMBER 31, 2000

Monetta Financial Services, Inc., as of December 31, 2000 owned 23,861 shares or 7.6% of the Small-Cap Fund, 54,986 shares or 7.7% of the Balanced Fund, 84,878 shares or 1.9% of the Government Money Market Fund and 8,908 shares or 1.89% of the Large-Cap Fund. Monetta Financial Services, Inc. owns less than 1% of the Intermediate Bond Fund, the Monetta Fund, and the Mid-Cap Equity Fund.

3.    CAPITAL STOCK AND SHARE UNITS:
   There are 100,000,000 shares of $0.01 par value capital stock authorized for the Monetta Fund. There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

                                 Small-Cap  Mid-Cap  Large-Cap             Intermediate  Govt Money
                       Monetta   Equity     Equity   Equity     Balanced   Bond          Market
(In Thousands)         Fund      Fund       Fund     Fund       Fund       Fund          Fund

1999 beginning shares  8,333     297        1,394    311        1,001      627           4,095

Shares sold            397       56         82       224        87         1,815         6,542

Shares issued upon
 dividend reinvestment 0         0          23       13         77         52            186

Shares redeemed        (2,756)   (109)      (543)    (85)       (584)      (554)         (7,123)

Net increase (decrease)
 in shares outstanding (2,359)   (53)       (438)    152        (420)      1,313         (395)

2000 Beginning Shares  5,974     244        956      463        581        1,940         3,700

Shares sold            593       161        72       54         132        1,050         3,932

Shares issued upon
 dividend reinvestment 3,353     76         460      70         120        114           239

Shares redeemed        (1,139)   (169)      (108)    (81)       (114)      (651)         (3,370)

Net increase (decrease)
in shares outstanding  2,807     68         424      43         138        513           801

Ending Shares          8,781     312        1,380    506        719        2,453         4,501

4.   PURCHASES AND SALES OF INVESTMENT SECURITIES:
   The cost of purchases and proceeds from sales of securities for the period ended December 31, 2000, excluding short-term securities were: Monetta Fund, $421,358,498 and $435,054,130 Small-Cap Fund, $23,209,879 and $23,224,735;
   Mid-Cap Fund, $36,994,071 and $36,877,711; Large-Cap Fund, $13,298,960 and
   $13,664,946; Balanced Fund, $16,620,959 and $16,005,895; and Intermediate
   Bond Fund, $34,083,758 and $28,395,927. The cost of purchases and proceeds from the sales of government securities included in the preceding numbers were as follows: Balanced Fund, $586,885 and none; and Intermediate Bond Fund, $7,044,651 and $5,446,990.

5.    DISTRIBUTION PLAN:
   The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Small-Cap, Mid-Cap, Large-Cap, Balanced, and Intermediate Bond Funds and up to 0.10% for the Government Money Market Fund are accrued daily. The distributor is Funds Distributor, Inc.

NOTES TO FINANCIAL STATEMENTS                          DECEMBER 31, 2000

6.    FINANCIAL HIGHLIGHTS:
      Financial highlights for Monetta Fund for a share of capital stock outstanding throughout the period is presented below:


                                     MONETTA FUND

                           2000      1999     1998     1997       1996

Net asset value at
 beginning of period       $22.711   $14.964  $17.274  $15.842    $15.591

Net investment
 income (loss)             (0.021)   0.075    (0.104)  (0.041)    (0.079)

Net realized and unrealized gain
 (loss) on investments     (3.911)   7.672    (1.554)  4.223      0.330

Total from investment
 operations:               (3.932)   7.747    (1.658)  4.182      0.251

Less:
 Distributions from net investment
  income                   (0.095)   0.000    0.000    0.000      0.000

 Distributions from short-term capital
  gains, net (a)           (4.925)   0.000    (0.283)  (1.910)    0.000

 Distributions from net
  realized gains           (1.980)   0.000    (0.369)  (0.840)    0.000

Total distributions        (7.000)   0.000    (0.652)  (2.750)    0.000

Net asset value at
 end of period             $11.779   $22.711  $14.964  $17.274    $15.842

Total return               (15.97%)  51.80%   (9.03%)  26.18%     1.60%

Ratio to average net assets:
Expenses                   1.32%     1.45%    1.36%    1.48%      1.38%
Net investment income      (0.09%)   0.50%    (0.64%)  (0.24%)    (0.51%)
Portfolio turnover         353.8%    210.9%   107.5%   97.8%      204.8%
Net assets ($ millions)    $103.4    $135.7   $124.7   $163.4     $211.5

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

NOTES TO FINANCIAL STATEMENTS                          DECEMBER 31, 2000

Financial highlights for each Fund of the Trust for a share outstanding throughout the period are as follows:

SMALL-CAP EQUITY FUND

                                                                  2/1/97
                                                                  Through
                              2000        1999        1998        12/31/97

Net asset value at beginning
of period                     $21.831     $13.396     $13.900     $10.000

Net investment income (loss)  (0.274)     (0.264)     (0.272)     (0.148)

Net realized and unrealized
 gain (loss) on investments   (4.182)     8.699       (0.136)     4.878

Total from investment
 operations                   (4.456)     8.435       (0.408)     4.730

Less:
Distributions from net
 investment income            (0.000)     0.000       0.000       0.000

Distributions from short-term
 capital gains, net (a)       (3.160)     0.000       (0.096)     (0.830)

Distributions from net
 realized gains               (0.765)     0.000       0.000       0.000

Total distributions           (3.925)     0.000       (0.096)     (0.830)

Net asset value
 at end of period             $13.450     $21.831     $13.396     $13.900

Total return*                 (18.74%)    62.91%      (2.81%)     47.17%

Ratios to average net assets:
 Expenses*                    1.95%       2.36%       2.39%       1.75%
 Net investment income*       (1.33%)     (1.82%)     (2.04%)     (1.13%)
 Portfolio turnover           492.6%      265.0%      200.4%      138.8%

Net assets ($ thousands)      $4,202      $5,332      $3,980      $2,518


MID-CAP EQUITY FUND

                      2000        1999        1998        1997      1996


Net asset value at beginning of
period                $20.355     $13.571     $14.975     $14.814   $11.962

Net investment
 income (loss)        (0.119)     (0.099)     0.022       (0.045)   0.044

Net realized and unrealized
 gain (loss) on
 investments          (2.704)     7.225       (0.266)     4.296     2.852

Total from investment
 operations           (2.823)     7.126       (0.244)     4.251     2.896

Less:
Distributions from net
 investment income    0.000       0.000       (0.022)     0.000     (0.044)

Distributions from short-ter
 capital gains,
 net (a)              (4.270)     (0.342)     (0.477)     (1.452)   0.000

Distributions from net
 realized gains       (1.460)     0.000       (0.661)     (2.638)   0.000

Total distributions   (5.730)     (0.342)     (1.160)     (4.090)   (0.044)

Net asset value at end
 of period            $11.802     $20.355     $13.571     $14.975   $14.814

Total return          (12.69%)    53.39%      (0.85%)     29.14%    24.20%

Ratios to average net assets:
 Expenses             1.21%       1.25%       1.21%       1.26%     1.23%
 Net investment income(0.56%)     (0.67%)     0.15%       (0.28%)   0.32%
 Portfolio turnover   194.6%      170.4%      237.6%      137.8%    93.3%

Net assets
 ($ thousands)        $16,284     $19,458     $18,920     $21,908   $17,338

*Ratios and total return for the year of inception are calculated from the date of inception to the end of the period.
(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

NOTES TO FINANCIAL STATEMENTS                          DECEMBER 31, 2000

LARGE-CAP EQUITY FUND



                           2000        1999        1998        1997     1996
Net asset value at beginning of
 period                    $20.062     $13.437     $13.359     $12.266  $10.571

Net investment
 income (loss)             (0.197)     (0.147)     (0.068)     (0.007)  0.023

Net realized and unrealized
 gain(loss) on investments (2.837)     7.297       1.074       3.250    2.928

Total from investment
 operations                (3.034)     7.150       1.006       3.243    2.951

Less:
Distributions from net
 investment income         0.000       0.000       0.000       0.000    (0.023)

Distributions from short-term
 capital gains, net (a)    (0.108)     (0.078)     (0.714)     (1.113)  (1.188)

Distributions from net
 realized gains            (2.310)     (0.447)     (0.214)     (1.037)  (0.045)

Total distributions        (2.418)     (0.525)     (0.928)     (2.150)  (1.256)

Net asset value at end of
 period                    $14.610     $20.062     $13.437     $13.359  $12.266

Total return               (14.96%)    53.98%      8.99%       26.64%   28.20%

Ratios to average net assets:
 Expenses                  1.61%       1.66%       1.86%       1.51%    1.51%
 Net investment income     (0.99%)     (0.91%)     (0.52%)     (0.05%)  0.31%
 Portfolio turnover        155.6%      81.4%       207.5%      123.2%   152.7%

Net assets ($ thousands)   $7,399      $9,298      $4,185      $4,265   $2,288


BALANCED FUND

                              2000     1999       1998       1997     1996

Net asset value at beginning of
 period                       $16.268  $14.476    $14.078    $12.643  $10.605

Net investment income (loss)  0.318    0.239      0.290      0.264    0.132

Net realized and unrealized
 gain (loss) on investments   (1.173)  3.741      0.838      2.398    2.598

Total from investment
 operations                   (0.855)  3.980      1.128      2.662    2.730

Less:
Distributions from net
 investment income            (0.310)  (0.265)    (0.286)    (0.224)  (0.132)

Distributions from short-term
 capital gains, net (a)       (0.850)  (1.468)    (0.389)    (0.927)  (0.560)

Distributions from net
 realized gains               (1.440)  (0.455)    (0.055)    (0.076)  0.000

Total distributions           (2.600)  (2.188)    (0.730)    (1.227)  (0.692)

Net asset value at
 end of period                $12.813  $16.268    $14.476    $14.078  $12.643

Total return                  (5.15%)  29.60%     8.59%      21.21%   25.94%

Ratios to average net assets:
 Expenses                     0.96%    0.95%      0.84%      1.02%    1.40%
 Net investment income        1.94%    1.55%      2.06%      1.88%    1.54%
 Portfolio turnover           167.4%   71.3%      127.7%     115.9%   117.8%

Net assets ($ thousands)      $9,208   $9,449     $14,489    $12,054  $2,336

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

NOTES TO FINANCIAL STATEMENTS                          DECEMBER 31, 2000


INTERMEDIATE BOND FUND

                             2000    1999        1998        1997    1996
Net asset value at beginning
 of period                   $10.244 $10.652     $10.445     $10.208 $10.244

Net investment income        0.691   0.602       0.592       0.599   0.612

Net realized and unrealized
 gain (loss) on investments  0.102   (0.435)     0.269       0.278   0.019

Total from investment
 operations                  0.793   0.167       0.861       0.877   0.631

Less:
Distributions from net
 investment income           (0.685) (0.565)     (0.577)     (0.592) (0.612)

Distributions from short-term
 capital gains, net (a)      0.000   (0.004)     (0.038)     (0.047) (0.055)

Distributions from net realized
 gains                       0.000   (0.006)     (0.039)     (0.001) 0.000

Total distributions          (0.685) (0.575)     (0.654)     (0.640) (0.667)

Net asset value at end of
 period                      $10.352 $10.244     $10.652     $10.445 $10.208

Total return                 8.13%   1.60%       8.38%       8.91%   6.46%

Ratios to average net assets:
 Expenses - Net              0.57%   0.54%       0.55%       0.65%   0.55%
 Expenses - Gross (b)        0.69%   0.74%       0.75%       0.87%   0.85%
 Net investment income-Net   6.82%   5.78%       5.59%       5.82%   5.75%
 Net investment income-
  Gross (b)                  6.69%   5.58%       5.39%       5.60%   5.45%
 Portfolio turnover          120.3%  115.2%      52.0%       96.7%   28.9%

Net assets ($ thousands)     $25,394 $19,873     $6,676      $3,933  $2,769



GOVERNMENT MONEY MARKET FUND

                             2000    1999     1998        1997       1996
Net asset value at beginning of
 period                      $1.000  $1.000   $1.000      $1.000     $1.000

Net investment income        0.059   0.047    0.051       0.050      0.049

Net realized and unrealized
 gain (loss) on investments  0.000   0.000    0.000       0.000      0.000

Total from investment
 operations                  0.059   0.047    0.051       0.050      0.049

Less:
Distributions from net
 investment income           (0.059) (0.047)  (0.051)     (0.050)    (0.049)

Distributions from short-term
 capital gains, net (a)      0.000   0.000     0.000      0.000      0.000

Distributions from net realized
 gains                       0.000   0.000     0.000      0.000      0.000

Total distributions          (0.059) (0.047)   (0.051)    (0.050)    (0.049)

Net asset value at end of
 period                      $1.000  $1.000    $1.000      $1.000    $1.000

Total return                 6.03%   4.85%     5.24%       5.15%     5.06%

Ratios to average net assets:
 Expenses - Net              0.40%   0.35%     0.32%       0.39%     0.31%
 Expenses - Gross (b)        0.74%   0.70%     0.68%       0.76%     0.67%
 Net investment income-Net   5.89%   4.71%     5.11%       5.02%     4.95%
 Net investment income-
  Gross (b)                  5.55%   4.36%     4.76%       4.65%     4.59%
 Portfolio turnover          N/A     N/A       N/A         N/A       N/A

Net assets ($ thousands)     $4,501  $3,700    $4,095      $4,464    $6,232

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.
(b) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust's custodian and transfer agent assumed by the investment advisor.
The per-share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

                         INDEPENDENT AUDITORS' REPORT

The Boards of Directors and Trustees and the Shareholders of Monetta Fund, Inc., and Monetta Trust:

We have audited the accompanying statements of assets and liabilities of Monetta Fund, Inc., and Monetta Trust (comprising, respectively, the Small-Cap Equity Fund, Mid-Cap Equity Fund, Large-Cap Equity Fund, Balanced Fund, Intermediate Bond Fund, and Government Money Market Fund), collectively referred to as the "Funds," including the schedules of investments as of December 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Monetta Fund, Inc., and each of the respective Funds constituting the Monetta Trust as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.







Chicago, Illinois
January 19, 2001

Monetta Family of Mutual Funds
1776-A South Naperville Road
Suite 100
Wheaton, IL 60187-8133




                          PART C -- OTHER INFORMATION
                          ---------------------------

Item 23.          Exhibits
- - -------         ---------


    (a)     Agreement and declaration of trust (1)

    (b)     Bylaws (1)

    (c)     None

    (d)     Investment Advisory Agreement with Monetta Financial Services,
            Inc. (2)

    (e)     Distribution Agreement with Funds Distributor, Inc.(2)

    (f)     None

    (g)(1)  Custody agreement with Firstar Trust Company (1)

    (g)(2) Addendum to Custody Agreement with Firstar Trust Company adding Monetta Large-Cap Fund and Monetta Balanced Fund to Custody Agreement (1)

    (g)(3) Addendum to Custody Agreement with Firstar Trust Company adding Monetta Small-Cap Fund to Custody Agreement (2)

    (h)(1)  Transfer agency agreement with Firstar Trust Company (1)

    (h)(2) Addendum to Transfer Agency Agreement with Firstar Trust Company adding Monetta Large-Cap Fund and Monetta Balanced Fund to Transfer Agency Agreement (1)

    (h)(3) Addendum to Transfer Agency Agreement with Firstar Trust Company adding Monetta Small-Cap Fund to Transfer Agency Agreement (2)

    (i)(1)  Opinion of counsel dated January 18, 1993 (1)

    (i)(2) Opinion of counsel with respect to Monetta Large-Cap Equity Fund and Monetta Balanced Fund dated August 1, 1995 (1)

    (i)(3) Opinion of counsel with respect to Monetta Small-Cap Equity Fund dated January 30, 1997 (2)

    (i)(4) Opinion of counsel with Respect to Monetta Large-Cap Equity Fund and Monetta Balanced Fund dated August 1, 1995 (1)

    (i)(5) Opinion of counsel with respect to Monetta Small-Cap Equity Fund dated January 27, 1997 (2)


    (j)(1)  Consent of independent auditors

    (j)(2)  Consent of counsel

    (k)     Not applicable

    (l)     Subscription agreement (1)

    (m)     Service and Distribution Plan (1)

    (n)     Not applicable

    (p)     Code of Ethics
- - ------

(1) Previously filed as an exhibit to post-effective amendment no. 8 to Registrant's registration statement on Form N-1A no. 33-54822, and incorporated herein by reference.

(2) Previously filed as an exhibit to post-effective amendment no. 2 to Registrant's registration statement on form N-1A no. 33-54822, and incorporated herein by reference.


(3) Previously filed as an exhibit to pre-effective amendment no. 9 to Registrant's registration statement on Form N-1A no. 33-54822, and incorporated herein by reference.

(3) Previously filed as an exhibit to pre-effective amendment no. 9 to Registrant's registration statement on form N-1A no. 33-54822, and incorporated herein by reference.

Item 24.  Persons Controlled By or Under Common Control with Registrant
- - -------   -------------------------------------------------------------

          The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the prospectus under the caption "Management of The Fund" and in the Statement of Additional Information under the captions "Investment Adviser" and "Directors/Trustees and Officers" is incorporated by reference.

Item 25.  Indemnification
- - -------   ---------------

          Article VIII of the agreement and declaration of trust of registrant (exhibit 1 to this registration statement, which is incorporated herein by reference) provides in effect that registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act, that provision shall not protect any person against any liability to the registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser
- - -------   ----------------------------------------------------

          Monetta Financial Services, Inc. ("MFSI"), registrant's investment adviser, also acts as investment adviser to Monetta Fund, Inc. and to individual and institutional clients. The directors and officers of MFSI are: Robert S. Bacarella, Chairman, President and Director; and Maria C. DeNicolo, Chief Financial Officer, Secretary, Treasurer and Director.
The information in the Statement of Additional Information under the heading "Directors/Trustees and Officers" describing the principal occupations and other affiliations of Mr. Bacarella, and Ms. DeNicolo is incorporated herein by reference.

Item 27.    Principal Underwriters
- - -------     ----------------------

            (a) Funds Distributor, Inc. (the "Distributor") also acts as principal underwriter for the following investment companies:

          BJB Investment Funds
          Burridge Funds
          Foreign Fund, Inc.
          Fremont Mutual Funds Inc.
          Harris Insight Funds Trust
          HT Insight Funds, Inc. d/b/a Harris Insight Funds
          The JPM Advisor Funds
          The JPM Institutional Funds
          The JPM Pierpont Funds
          LKCM Fund
          The Munder Funds Trust
          The Munder Funds, Inc.
          The PanAgora Institutional Funds
          RCM Capital Funds, Inc.
          RCM Equity Funds, Inc.
          St. Clair Money Market Fund
          Skyline Funds
          Waterhouse Investors Cash Management Fund, Inc.

          Funds Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor is an indirect wholly-owned subsidiary of The BISYS Group, Inc., a publicly traded company on the Nasdaq Exchange under the ticker symbol BSYS.


            (b) The information required by this Item 29(b) with respect to each director, officer, or partner of Funds Distributor is incorporated by reference to Schedule A of Form BD filed by Funds Distributor with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (File No. 8-20518).


            (c)  Not applicable

Item 28.  Location of Accounts and Records
- - -------   --------------------------------

          Maria C. DeNicolo
          Monetta Financial Services, Inc.
          1776-A South Naperville Road, Suite 100
          Wheaton, Illinois  60187-8133

Item 29.  Management Services
- - -------   -------------------

              None

Item 30.  Undertakings
- - -------   ------------

            (a)  Not applicable

            (b)  Not applicable

            (c) Registrant undertakes to furnish each person to whom a prospectus is delivered, upon request and without charge, a copy of Registrant's most recent annual report to shareholders.

          (d) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees when requested to do so by the holders of at least 10% of Registrant's outstanding shares of beneficial interest, and in connection with such meeting to comply with the provisions of section 16(c) of the Investment
                 Company Act of 1940.

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned duly authorized Officer.

                            MONETTA TRUST



                            By: /s/ Robert S. Bacarella
                                --------------------------------------
                                Robert S. Bacarella, President


          Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

        Name                          Title                           Date
        ----                          -----                           ----

/s/ Robert S. Bacarella     Trustee and President           )
----------------------------- (principal executive officer) )
Robert S. Bacarella                                         )
                                                            )
                                                            )
/s/ John W. Bakos           Trustee                         )
-----------------------------                               )
John W. Bakos                                               )
                                                            )
                                                            )
/s/ John L. Guy, Jr.        Trustee                         )
-----------------------------                               )
John L. Guy, Jr.                                            )
                                                            )
/s/ Mark F. Ogan                                            )
----------------------------- Trustee                       )
Mark F. Ogan                                                )April 9, 2001
                                                            )
                                                            )
                                                            )
                                                            )
/s/ William Valiant         Trustee                         )
----------------------------                                )
William Valiant                                             )
                                                            )
/s/ Maria Cesario De Nicolo                                 )
----------------------------- Treasurer                     )
Maria Cesario De Nicolo     (principal financial officer)   )

INDEX OF EXHIBITS FILED WITH THIS AMENDMENT

Exhibit
NUMBER      EXHIBIT



 (j)(1)     Consent of independent auditors


 (j)(2)     Consent of counsel

 (p)        Code of Ethics
exhibit (j)(1)


                    CONSENT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Monetta Fund, Inc. and Monetta Trust:


We consent to the use of our report which is incorporated herein by reference into the Statement of Additional Information and to the references to our Firm under the headings "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information.


                      /s/ KPMG LLP


Chicago, Illinois
April 20, 2001
exhibit (j)(2)

                    CONSENT OF LEGAL COUNSEL


We hereby consent to the reference to our firm under the caption "Service Providers Legal Counsel" in this combined Statement of Additional Information. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.




                        /s/ D'Ancona & Pflaum LLC

Chicago, Illinois
April 19, 2001

                    MONETTA FINANCIAL SERVICES, INC.
                              MONETTA TRUST
                           MONETTA FUND, INC.


  To each Director, Trustee, Officer, and Employee of MONETTA FINANCIAL SERVICES, INC. ("MFSI"), MONETTA TRUST ("MONETTA TRUST"), and MONETTA
                      FUND, INC. ("MONETTA FUND").

                             Code of Ethics

                        (Adopted January 1, 1996)
                       Amendment # 2 May 24, 2000

     The policy of MFSI is to avoid any conflict of interest, or the appearance of any conflict of interest, between the interests of MONETTA TRUST and MONETTA FUND and their respective shareholders and outside board members (as defined below) and the interests of MFSI or its officers, directors, partners, and employees. The Investment Company Act and rules require that Monetta Trust, Monetta Fund, and MFSI establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of Monetta Trust or Monetta Fund might take advantage of that knowledge for their own benefit. Implementation and monitoring of those standards inevitably places some restrictions on the freedom of the investment activities of those people.

     This Code of Ethics has been adopted by Monetta Trust and Monetta Fund (which are referred to together in this Code as the "Funds" and sometimes separately as a "Fund") and by MFSI to meet those concerns and legal requirements. Any questions about the Code or about the applicability of the Code to a personal securities transaction should be directed to MFSI's designated compliance officer or counsel for the Funds.

     A Compliance Committee composed of the designated compliance officer and such other members as may from time to time be identified, or its designate, will be responsible for the approval and/or waiver of all actions required to be taken by any individual in compliance with this Code of Ethics. The compliance officer and the members of the Compliance Committee are identified on Schedule A attached hereto, which may be revised from time to time by action of the boards of the Funds.

I.   STATEMENT OF PRINCIPLE

     A.   RESPONSIBILITY GENERALLY

               The doctrine of insistence that an agent of a corporation can serve only the corporation has long been recognized by our courts even in the absence of a statute. Because a director, officer, or employee is a fiduciary with respect to the company, he or she must take no step which directly or indirectly has the effect of giving him or her a profit which properly belongs to the corporation or of causing the corporation to lose a profit.

               We often hear violation of this duty referred to as a "seizure of corporate opportunity." This phrase means just one thing; i.e., a corporation's agent who becomes aware of a business opportunity suitable for the corporation cannot, at the expense of the corporation, avail himself or herself of that opportunity for his or her personal gain. The doctrine goes so far that if a director, officer, or employee has availed himself or herself of an opportunity which properly belonged to the corporation, any profit he or she derives from the transaction may be recovered by the corporation.

               To be even more definite, an officer or employee of MFSI and the Funds, and a director to the extent of his or her activities as such, must devote his or her efforts to the interests of the MFSI and the Funds and MFSI and the Funds' interest is paramount. He or she must not make use of any knowledge or opportunity which he or she obtains in connection with his or her duties to derive a personal profit in violation of his or her duty to, or contrary to the interest of, MFSI and the Funds.

               A person serving in a dual capacity as director, officer, or employee of MFSI and the Funds and of another organization is required to observe all provisions of this Code with respect to any work activity or matters involving MFSI and the Funds or their interests. Thus, in all instances where one acts as director, officer, or employee of the Funds, he or she must do so with undivided fidelity to the interests of MFSI and the Funds for whom he or she is acting as director, officer, or employee and must not allow his or her personal interest, or his or her relationship to any other person or company, or the interest of any other person or company, to influence his or her acts of judgment.

     B.   THE INVESTMENT COMPANY ACT OF 1940

               In 1940, Congress passed the "Investment Company Act of 1940" to mitigate and, insofar as feasible, eliminate and prevent conditions and practices which adversely affect the national public interest and the interest of investors. The underlying aim of this Act, as well as the entire series of Federal Securities Laws, is to see that fair and equitable standards and practices are followed by investment companies and their affiliated persons, and to this extent give protection to those of the public who purchase securities. This enactment has direct application to the Funds and their operations and activities.

               The Investment Company Act of 1940 recognizes that directors, officers, and employees must deal fairly with the Funds and prescribes certain rules to govern them. It specifically prohibits substantially all types of financial transactions, either directly or indirectly, between an investment company and any affiliated person (director, officer, employee, etc.) or promoter of, or principal underwriter for the investment company, such as MFSI or any affiliated person of such a person acting as principal. The only exceptions to these prohibited dealings are those with respect to investment management and distribution contracts, the purchase and redemption of the investment company's shares, and those transactions covered by specific orders of consent of the Securities and Exchange Commission. The prohibitions are designed to prevent a person who is connected with an investment company from using such relationship, or the influence or knowledge resulting therefrom, to make a personal gain inconsistent with, or contrary to, the best interests of the investment company.

               Under the provisions of the Investment Company Act of 1940, each director, officer, or employee of an investment company is affiliated with it. You are also affiliated with another company if you are a director, officer, or employee of such other company. You may also be affiliated with a company if you own 5% or more of its voting stock. Under such circumstances, transactions between you and the Funds, or between another company with which you are affiliated and the Funds, are, generally, prohibited. Specifically, no director, officer, or employee can borrow money from the Funds, or buy from or sell to MFSI and the Funds, any property without an order of consent of the Securities and Exchange Commission. The restriction and penalty is upon the director, officer, or employee who so borrows, buys, or sells.

               The statute further makes it unlawful for a director, officer, or employee of the Funds, or any affiliated person of the latter, to act as an agent and accept from any source any compensation in connection with the purchase or sale of any property to or for the Funds except in the capacity of underwriter or broker at customary fees, which must be disclosed. The basic principle underlying this prohibition is that a person connected with the Funds is not permitted to make any money out of such transaction, except that regular and customary brokerage commissions on securities bought or sold are permitted at usual and customary brokers' rates, and this must be disclosed.

               The Investment Company Act of 1940, as amended in 1970, prohibits insider trading in securities held or to be acquired by an investment company in contravention of rules and regulations promulgated by the Securities and Exchange Commission. The legislative history indicates that such legislation was adopted to prohibit "insiders" from making personal profits by taking advantage of their knowledge of the investment company's plans. In 1980, the Commission adopted Rule 17j-1 under the insider trading provision. This rule generally proscribes fraudulent or manipulative practices with respect to securities held or to be held by the Funds, requires that a code of ethics be adopted, and contains certain reporting and recordkeeping requirements.

               A violation of the Investment Company Act of 1940 may be punished by a maximum fine of $10,000 or by imprisonment for not more than five years, or both.


C.   GENERAL PROHIBITIONS

          1. The Investment Company Act and rules thereunder make it illegal for any person covered by the Code, directly or indirectly, in connection with the purchase or sale of a security held or to be acquired by the Funds to:

               a. employ any device, scheme, or artifice to defraud the Funds;

               b. make to the Funds any untrue statement of a material fact or omit to state to the Funds a material fact necessary in order to make the statements made, in light of circumstances under which they are made, not misleading;

               c. engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Funds; or

               d. engage in any manipulative practice with respect to the Funds.

          2.   In addition, no person subject to the Code shall:

               a. establish any unrecorded fund or bookkeeping account for any purpose;

               b. disclose to any person any information or data of or about the Funds which is not otherwise lawfully publicly available, including information relating to recommendations or authorizations with respect to the purchase and sale of securities by the Funds and the execution thereof,

               c. falsely report or record any expenditure of Funds' moneys;

               d. accept or perform any outside employment which interferes with the efficient performance of his or her duties to MFSI, Monetta Trust, and Monetta Fund; have any outside employment incompatible with employment by the Funds or have an affiliation with an investment company, broker, dealer or underwriter (except the Funds' investment manager or underwriter); except that officers and employees may render personal services for compensation outside business hours when such activity is not in conflict with the foregoing. If such outside activities result in compensation for personal services in any week in excess of 20% of the weekly remuneration paid such employee by the Funds, the continuance of such
                    activity   must   be   approved  in  writing  by  the
                    President; or

               e. engage, directly or indirectly, in any business transaction or arrangement for personal profit, monetary or otherwise, which accrues from or is based upon his or her employment relationship with MFSI or MFSI's or such person's relationship to the Funds, or upon confidential information or opportunities gained by reason of such relationships.

     D. Personal Securities Transactions. The Code regulates personal securities transactions as a part of the effort by the Funds and MFSI to detect and prevent conduct that might violate the general prohibitions outlined above. A personal securities transaction is a transaction in a security in which the person subject to this Code has a beneficial interest.

               Security is interpreted very broadly for this purpose. and includes any right to acquire any security (an option or warrant, for example).

               You have a beneficial interest in a security that you own individually, jointly, or as a guardian, executor, or trustee, or in which you or your spouse or minor children or other dependents living in your household have an interest. Technically, the rules under Section 16 of the Securities Exchange Act of 1934 will be applied to determine if you have a beneficial interest in a security (even if the security would not be within the scope of Section 16). Any question about whether you have a beneficial interest in a security should be directed to MFSI's designated compliance officer or counsel to the Funds.

               In any situation where the potential for conflict exists, transactions for the Funds must take precedence over any personal transaction. The people subject to this Code owe a duty to the Funds and their shareholders to conduct their personal securities transactions in a manner which does not interfere with the portfolio transactions of the Funds, otherwise take inappropriate advantage of their relationship with the Funds, or create any actual or potential conflict of interest between their interests and the interests of the Funds and their shareholders.

               Situations not specifically governed by this Code of Ethics will be resolved in light of this general principle.

II.  HOW THE CODE'S RESTRICTIONS APPLY

          The restrictions on personal securities transactions in Section III and the compliance procedures in Section IV differentiate among groups of people based on their positions and responsibilities with the Funds and MFSI. The groups are: investment personnel, access personnel, and outside board members.

     A. Investment personnel (individually an "investment person") are those who make, or participate in making, or obtains information regarding investment decisions or recommendations for the Funds or other clients. Investment personnel are:

                              each portfolio manager;
             each analyst working for MFSI; and
             each trader.

          B.   Access personnel (individually, an "access person" are:

             all  employees of MFSI  who  are  not  investment  personnel described above;

             all members of the board of MFSI and

             all members  of  the boards of Monetta Trust or Monetta Fund who are "interested persons," as defined in the Investment Company Act of 1940, but who are not employees of MFSI. The non-employee interested board members are those persons listed on Schedule B attached hereto.


     C. Outside board members are those members of the board of Monetta Trust or Monetta Fund who are not affiliated with MFSI, are not officers or 5% shareholders of Monetta Trust or Monetta Fund, and are not otherwise "interested persons" of MFSI. The outside board members are those persons listed on Schedule C attached hereto.

III. RESTRICTIONS ON PERSONAL SECURITIES TRANSACTIONS

     A. No Transactions with the Funds. No investment person, access person, or outside board member shall knowingly sell to, or purchase from a Fund, any security or other property, except securities issued by that Fund.

     B. No Conflicting Transactions. No investment person, access person, or outside board member shall purchase or sell for his own personal account and benefit, or for the account and benefit of any relative, any security which the person knows or has reason to believe is being purchased or sold or considered for purchase or sale by a Fund, until the Fund's transactions have been completed or consideration of such transactions has been abandoned.

          This section shall not restrict purchases or sales for the accounts of MFSI's other clients provided that the Funds and those accounts are treated fairly and equitably in connection with those purchases and sales.

          NOTE: Restrictions C through G below do not apply to the outside board members of Monetta Trust or Monetta Fund.

     C. Initial Public Offerings. No investment person or access person, other than those listed in Schedule B, shall acquire any security in an initial public offering; provided that access personnel listed on Schedule B may acquire a security in an initial public offering if (i) such security is acquired from a broker-dealer not affiliated with the Funds and (ii) such access person has received the express written prior approval of the Compliance Committee.

     D. Private Placements. No investment person or access person shall acquire any security in a private placement without the express written prior approval of the Compliance Committee. In deciding whether that approval should be granted, members of the Compliance Committee will consider whether the investment opportunity should be reserved for the Funds and their shareholders, and whether the opportunity has been offered because of the person's relationship with the Funds. An investment person who has been authorized to acquire a security in a private placement must disclose that investment if he or she later participates in consideration of an investment in that issuer by a Fund. Any investment decision for a Fund relating to that security must be made by other investment personnel.

     E. Short-Term Trading. No investment person may profit from the purchase and sale, or sale and purchase, during the time the same or an equivalent security is held by the Funds without the express written approval of the Compliance Committee. If the subject security is sold by the Funds, then the investment person shall be entitled to purchase or sell the security, as the case may be, subject, however, to paragraph C, of Section IV, below. Any profit so realized in violation of this restriction will be required to be donated to a charitable organization selected by MFSI's Compliance Committee. This restriction does not apply to any profits from short-term trading in listed index options or futures contracts, or to any transaction which has received the prior approval of the Compliance Committee.

     F. Gifts. No investment person or access person may accept any gift or other thing of more than a $100 value from any person or entity that does business with or on behalf of MFSI or the Funds, or seeks to do business with or on behalf of MFSI or the Funds. Gifts in excess of this value must either be returned to the donor or paid for by the recipient. It is not the intent of the Code to prohibit the everyday courtesies of business life. Therefore, excluded from this prohibition are an occasional meal, ticket to a theater, entertainment, or sporting event that is an incidental part of a meeting that has a clear business purpose.

     G. Service as a Director. No investment person or access person may serve as a member of the board of directors or trustees of any business organization, other than a civic or charitable organization, without the prior written approval of the Compliance Committee based on a determination that the board service would not be inconsistent with the interests of MFSI or the Funds and their shareholders. If an investment person is serving as a board member, that investment person shall not participate in making investment decisions relating to the securities of the company on whose board he or she sits.

IV.  COMPLIANCE PROCEDURES

     NOTE: Procedures A through D below do not apply to the outside board members of Monetta Trust or Monetta Fund.

     A. Execution of Personal Securities Transactions. All personal securities transactions of investment personnel and access personnel must be conducted through brokerage accounts that have been identified to the compliance officer. Each such brokerage account must be set up to deliver duplicate copies of all confirmations and statements to the compliance officer. No exceptions will be made to this policy.

     B. Preclearance. Except as provided below, all personal securities transactions for investment personnel and access personnel must be cleared in advance in writing by the Compliance Committee. If the proposed trade is not executed within two business days after preclearance, the preclearance will expire and the request must be made again.

          Transactions in the following securities are exempt from the preclearance requirement:

          1.   securities listed as exempt in Section V;

          2.   municipal securities; and

          3.   listed index options and futures.

     C.   Blackout Periods.

          1. No personal securities transaction of an investment person or an access person will be cleared (as provided in
               B. above) if a Fund or any client (1) has a conflicting order pending or (2) is actively considering a purchase or sale of the same security. A conflicting order is any order for the same security, or an option on or warrant for that security, that has not been fully executed. A purchase or sale of a security is being "actively considered" (a) when a recommendation to purchase or sell has been made for a Fund and is pending, or (b) with respect to the person making the recommendation when that person is seriously considering making the recommendation.

     D. Disclosure of Personal Holdings. Each investment person and access person shall disclose his or her personal securities holdings (limited to holdings with a value of $500 or more) upon commencement of employment with MFSI, and annually thereafter, as of December 31 of each year. Initial holdings reports shall be delivered to the compliance officer no later than 10 days after commencement of employment and annual reports shall be delivered to the compliance officer no later than January 31.

     E.   Reporting Personal Securities Transactions.

          1. An outside board member shall report to MFSI's compliance officer, within ten days after the end of the calendar quarter in which a reportable transaction occurs; any personal securities transaction in which the outside board member, at the time of the transaction, knew; or in the ordinary course of fulfilling his duties as a board member should have known that, on the day of the transaction or within 15 days before or after that day, a purchase or sale of that security was made by or considered for the Fund of which he is a board member.

          2. Investment and access personnel shall (i) identify to MFSI any brokerage account in which the access person has a beneficial interest and (ii) instruct the broker to deliver to MFSI's compliance officer duplicate confirmations of all transactions and duplicate monthly statements. A signed report form must be returned to the compliance officer within 10 days after the end of the calendar quarter.

     F. Form of Reports. Reports of personal securities transactions may be in any form (including copies of confirmations or monthly statements) but must include (i) the date of the transaction, the title and number of shares, and the principal amount of each security involved; (ii) the nature of the transaction (i.e., purchase, sale, Gift, or other type of acquisition or disposition); (iii) the price at which the transaction was effected; (iv) the name of the broker, dealer, or bank with or through whom the transaction was effected; and
          (v) the name of the reporting person.

     G. Monitoring of Transactions. MFSI's compliance officer will review the reports required by subsections D and E of this
          Section IV and monitor the trading patterns of investment personnel and access personnel. The Compliance Committee will review such reports of, and monitor the trading of, the compliance officer.

     H. Certification of Compliance. Each investment person, access person, and outside board member is required to certify annually that he or she has read and understands the Code and recognizes that he or she is subject to the Code. Each investment person, access person and outside board member is required to certify annually that he or she has disclosed or reported all personal securities transactions required to be disclosed or reported under the Code. To accomplish this, the Secretary of Monetta Trust and Monetta Fund shall annually distribute a copy of the Code and request certification by all covered persons. The Secretary shall be responsible for ensuring that all personnel comply with the certification requirement.

     I. Review by the Funds' Boards. The officers of Monetta Trust and Monetta Fund and the officers of MFSI shall prepare an annual report to the board that:

          1.   summarizes   existing   procedures   concerning   personal
               investing and any changes in those procedures during the past year;

          2.   identifies  any   violations   of   the   Code   requiring
               significant remedial action during the past year;

          1. identifies any recommended changes in existing restrictions or procedures based upon experience under the Code, evolving industry practices, or developments in applicable laws or regulations; and

          4. certifies that Monetta Fund, Monetta Trust and MFSI, as applicable, has adopted procedures reasonably necessary to prevent investment personnel, access persons and outside board members from violating the Code.

V.   EXEMPT TRANSACTIONS

          The provisions of this Code are intended to restrict the personal investment activities of persons subject to the Code only to the extent necessary to accomplish the purposes of the Code. Therefore, the provisions of Section III (Restrictions on Personal Securities Transactions) and Section IV (Compliance Procedures) of this Code shall not apply to:

     A. Purchases or sales effected in any account over which the persons subject to this Code have no direct or indirect influence or control;

     B.   Purchases or sales of:

          1 .  U.S. government securities;

          2. shares of open-end investment companies (mutual fund) including, but not limited to, shares of the Funds' portfolios; and

          3.   bank certificates of deposit or commercial paper.

     C. Purchases or sales over which neither the person subject to this Code nor the Funds have control;

     D. Purchases that are part of an automatic dividend reinvestment plan;

     B. Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of securities to the extent such rights were acquired from such issuer, and sales of such rights so acquired; and

     F. Purchases or sales that receive the prior approval of the Compliance Committee because they are not inconsistent with this Code or the provisions of Rule 17j-1(a) under the
          Investment Company Act of 1940. A copy of Rule 17j-1 is attached as Appendix B.

VI.  CONSEQUENCES OF FAILURE TO COMPLY WITH THE CODE

          Compliance with this Code of Ethics is a condition of employment by MFSI and retention of positions with the Funds. This Code is not a contract of employment. Taking into consideration all relevant circumstances, the executive committee of MFSI will deter-mine what action is appropriate for any breach of the provisions of the Code, except by an outside board member. Possible actions include letters of sanction, suspension or termination of employment, or removal from office. The boards of Monetta Trust and Monetta Fund shall determine what action is appropriate for any breach of the provisions of the Code by an outside member of that board, which may include removal from the board.

          Reports filed pursuant to the Code will be maintained in confidence but will be reviewed by MFSI or the funds to verify compliance with the Code. Additional information may be required to clarify the nature of particular transactions.

VII. RETENTION OF RECORDS

          The Secretary of Monetta Trust and the Secretary of Monetta Fund shall maintain for their respective Funds and the Secretary of MFSI shall maintain for MFSI the records listed below for a period of six years at the principal place of business of each of Monetta Trust, Monetta Fund and MFSI in an easily accessible place - and shall keep all reports filed pursuant to this Code confidential except that such reports may be made available to the Securities and Exchange Commission or any representative thereof upon proper request.

     A. a list of all persons subject to the Code and who are required to file reports during the period;

     B. receipt signed by all persons subject to the Code acknowledging receipt of copies of the Code and acknowledging that they are subject to it;

     C. a copy of each Code of Ethics that has been in effect at any time during the period;

     C. a copy of each report filed pursuant to the Code and a record of any known violation and action taken as a result thereof during the period; and

     E. a record of any decision, and the reasons supporting the decision, to approve the acquisition by investment personnel or access persons of securities under Section III. D.

                    MONETTA FINANCIAL SERVICES, INC.
                              MONETTA TRUST
                           MONETTA FUND, INC.

                       Code of Ethics Affirmation


     I affirm that I have received a copy of the Monetta Financial Services, Inc., Monetta Trust, and Monetta Fund, Inc., Code of Ethics and have read and understand it. I acknowledge that I am subject to the Code and will comply with the Code in all respects.





Date: ____________________________

                                   ____________________________________
                                   Signature

                               SCHEDULE A


Compliance Officer: Maria Cesario DeNicolo


Compliance Committee: Maria Cesario DeNicolo
                    Robert S. Bacarella
                    Timothy Detloff


Effective: August 3, 1995
Revised:April 22, 1997
Revised: February 12, 1999
Revised: November 10, 1999































                               SCHEDULE B





Monetta Fund:  John W. Bakos
               Paul W. Henry


Effective: January 1, 1996
Revised: July 16, 1997

                               SCHEDULE C


Monetta Trust: John L. Guy, Jr.
               Mark F. Ogan

               William M Valiant

Monetta Fund:  Mark F. Ogan


Effective: January 1, 1996
Revised:  January 21, 1998








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